           As filed with the Securities and Exchange Commission on April 4, 2008

                                            1933 Act Registration No. 333-68842

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 18 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 82 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                             Multi-Fund (Reg. TM) 5

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on April 30, 2008, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Multi-Fund (Reg. TM) 5
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
1-800-4LINCOLN (454-6265)
www.LFG.com

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $25,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $300.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments, any applicable bonus credits and persistency credits, for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

When you purchase your contract, you must choose one of the following contract options, each of which has different mortality and expense risk charges and surrender charges:

1. Contract Value Death Benefit;

2. Enhanced Guaranteed Minimum Death Benefit (EGMDB);

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.

The available funds are listed below:

AIM Variable Insurance Funds (Series I):
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund:

     AllianceBernstein VPS Global Technology Portfolio (Class B)
     AllianceBernstein VPS International Value Portfolio (Class B) AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)


American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

Delaware VIP Trust:
     Delaware VIP Capital Reserves Series (Service Class)

     Delaware VIP Diversified Income Series (Service Class) Delaware VIP Emerging Markets Series (Service Class) Delaware VIP REIT Series (Standard Class)*
     Delaware VIP Small Cap Value Series (Service Class) Delaware VIP Trend Series (Standard Class)
     Delaware VIP U.S. Growth Series (Service Class)
     Delaware VIP Value Series (Standard Class)
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products:
     Fidelity (Reg. TM) Contrafund Portfolio (Service Class) Fidelity (Reg. TM) Growth Portfolio (Service Class) Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
   FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
Janus Aspen Series (Institutional Class):

     Janus Aspen Worldwide Growth Portfolio*

Lincoln Variable Insurance Products Trust:

     LVIP Baron Growth Opportunities Fund (Service Class)
     LVIP Capital Growth Fund (Service Class)
     LVIP Cohen & Steers Global Real Estate Fund (Service Class)
     LVIP Columbia Value Opportunities Fund (Service Class)
     (formerly LVIP Value Opportunities Fund)
     LVIP Delaware Bond Fund (Standard Class)
     LVIP Delaware Growth and Income Fund (Standard Class)
     LVIP Delaware Managed Fund (Standard Class)
     LVIP Delaware Social Awareness Fund (Standard Class)

     LVIP Delaware Special Opportunities Fund (Standard Class)

     LVIP FI Equity-Income Fund (Standard Class)*
     LVIP Janus Capital Appreciation Fund (Standard Class)
     LVIP Marsico International Growth Fund (Service Class)
     LVIP MFS Value Fund (Service Class)
     LVIP Mid-Cap Value Fund (Service Class)
     LVIP Mondrian International Value Fund (Standard Class)

     LVIP Money Market Fund (Standard Class)

     LVIP SSgA Bond Index Fund (Service Class)*
   LVIP SSgA Developed International 150 Fund (Service Class)*
     LVIP SSgA Emerging Markets 100 Fund (Service Class)*
     LVIP SSgA International Index Fund (Service Class)*

     LVIP SSgA Large Cap 100 Fund (Service Class)*
     LVIP SSgA Small/Mid Cap 200 Fund (Service Class)*
     LVIP SSgA S&P 500 Index Fund (Standard Class)**
     (formerly LVIP S&P 500 Index Fund)
     LVIP SSgA Small-Cap Index Fund (Service Class)
     (formerly LVIP Small-Cap Index Fund)
     LVIP T. Rowe Price Growth Stock Fund (Service Class)
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class)
     LVIP Templeton Growth Fund (Service Class)
     LVIP Turner Mid-Cap Growth Fund (Service Class)
     (formerly LVIP Mid-Cap Growth Fund)
     LVIP UBS Global Asset Allocation Fund (Standard Class)
     LVIP Wilshire 2010 Profile Fund (Service Class)
     LVIP Wilshire 2020 Profile Fund (Service Class)
     LVIP Wilshire 2030 Profile Fund (Service Class)
     LVIP Wilshire 2040 Profile Fund (Service Class)
     LVIP Wilshire Aggressive Profile Fund (Service Class)
     LVIP Wilshire Conservative Profile Fund (Service Class)
     LVIP Wilshire Moderate Profile Fund (Service Class)
   LVIP Wilshire Moderately Aggressive Profile Fund (Service Class)

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):

     MFS (Reg. TM) Core Equity Series*

     MFS (Reg. TM) Total Return Series
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Health Sciences Fund*
Wells Fargo Variable Trust Funds (Service Class):
     Advantage Equity Income Fund
     Advantage Large Company Growth Fund
     Advantage Small Cap Growth Fund

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


April 30, 2008

Table of Contents




Item                                                          Page
Special Terms                                                  4
Expense Tables                                                 5
Summary of Common Questions                                   12
The Lincoln National Life Insurance Company                   15
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   15
Charges and Other Deductions                                  20
The Contracts                                                 26
 Purchase Payments                                            27
 Bonus Credits                                                27
 Persistency Credits                                          27
 Transfers On or Before the Annuity Commencement Date         28
 Surrenders and Withdrawals                                   31
 Death Benefit                                                32
 Investment Requirements - Option 1                           36
 Investment Requirements - Option 2                           37
 Lincoln Lifetime IncomeSM Advantage                          38
 Lincoln SmartSecurity (Reg. TM) Advantage                    47
 i4LIFE (Reg. TM) Advantage                                   53
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    57
 4LATER (Reg. TM) Advantage                                   60
 Annuity Payouts                                              64
 Fixed Side of the Contract                                   66
Distribution of the Contracts                                 67
Federal Tax Matters                                           68
Additional Information                                        72
 Voting Rights                                                72
 Return Privilege                                             73
 Other Information                                            73
 Legal Proceedings                                            73
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C               74
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus Credit - The additional amount credited to the contract for each purchase payment, if you elect a contract option that offers bonus credits.

Contract option - The type of contract you choose at the time of purchase. Four types of contract options are offered under the contract: (1) Contract Value Death Benefit; (2) EGMDB; (3) EGMDB with Bonus Credit; and (4) EEB Rider with Bonus Credit.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Fee-based financial plans - Financial plans provided by registered investment advisers who charge a fee.


Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).


Persistency credit - The additional amount credited to the contract after the seventh contract anniversary, if you elect a contract option that offers bonus credits.

Purchase payments - Amounts paid into the contract other than any applicable bonus credits and persistency credits.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      8.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):



                                         Contract Value Death Benefit   EGMDB   EGMDB with Bonus Credit   EEB with Bonus Credit
                                         ------------------------------ ------- ------------------------- ----------------------
o   Mortality and expense risk charge*               0.85%              1.15%            1.60%                    1.80%
o   Administrative charge                            0.15%              0.15%            0.15%                    0.15%
                                                     ----               ----              ----                     ----
o   Total annual charge for each
    subaccount                                       1.00%              1.30%            1.75%                    1.95%



*For contractowners whose contracts are purchased as part of a Fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..50% (Total Charge .65%); EGMDB .80% (Total Charge .95%); EGMDB with Bonus N/A and EEB with Bonus N/A.



Optional Rider Charges:



Lincoln Lifetime IncomeSMAdvantage:



                                             Lincoln Lifetime IncomeSM
                                                     Advantage
                                            Single or Joint Life Option
                                           ----------------------------
o   Guaranteed maximum annual
    percentage charge*                                1.50%
o   Current annual percentage charge*                 0.75%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                             0.15%



*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.




4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge*                 0.50%


*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.

The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):


                        Enhanced Guaranteed
                        Minimum Death
                        Benefit (EGMDB)         Account Value Death Benefit
                        --------------------    ----------------------------
o   Annual charge*            1.65%**                     1.30%**



*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

**If the bonus option is chosen, add an additional 0.45% to this charge. For contractowners whose contracts are purchased as part of a Fee-based financial plan, the charges are: 0.95% for Account Value and 1.30% for EGMDB. The bonus options are not available.


Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 1.65%** with the 4LATERSM Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.15% (3.60% with the bonus option).


The next table describes the separate account annual expenses you pay on and after the Annuity Commencement Date:





  o   Mortality and expense risk charge and Administrative charge      1.00% (1.25% with the bonus
                                                                       option)



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.31%        0.31%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.73%        0.28%



* Thirty-eight (38) of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2007:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)   +
AIM V.I. Core Equity Fund (Series I Shares)(1)                0.60   %       0.00   %       0.28   %
AIM V.I. International Growth Fund (Series I Shares)(1)       0.71           0.00           0.36
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75           0.25           0.17



                                                                                                      Total
                                                                                                    Expenses
                                                                               Total                 (after
                                                                              Expenses     Total    Contractu
                                                                              (before   Contractual    ua
                                                               Acquired         any      waivers/   waivers/
                                                                 Fund         waivers/  reimburse-  reimburse
                                                               Fees and      reimburse-    ments       e-
                                                               Expenses  =     ments)    (if any)    ments)
AIM V.I. Core Equity Fund (Series I Shares)(1)                0.02   %       0.90   %   -0.01   %   0.89   %
AIM V.I. International Growth Fund (Series I Shares)(1)       0.01           1.08       -0.01       1.07
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.00           1.17

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
AllianceBernstein VPS International Value Portfolio (Class B)       0.75   %       0.25   %       0.06   %
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)       0.75           0.00           0.08
American Century VP II Inflation Protection Fund (Class II)
          (2)(3)                                                    0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)*                        0.53           0.25           0.02
American Funds Growth Fund (Class 2)*                               0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                        0.26           0.25           0.01
American Funds International Fund (Class 2)*                        0.49           0.25           0.03
Delaware VIP Capital Reserves Series (Service Class)(4)             0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class) (5)          0.64           0.30           0.09
Delaware VIP Emerging Markets Series (Service Class)(6)             1.25           0.30           0.23
Delaware VIP REIT Series (Standard Class)(7)                        0.73           0.00           0.10
Delaware VIP Small Cap Value Series (Service Class)(8)              0.71           0.30           0.10
Delaware VIP Trend Series (Standard Class)(9)                       0.75           0.00           0.11
Delaware VIP U.S. Growth Series (Service Class)(10)                 0.65           0.30           0.09
Delaware VIP Value Series (Standard Class)(11)                      0.64           0.00           0.09
DWS Equity 500 Index VIP (Class A)(12)(13)                          0.19           0.00           0.12
DWS Small Cap Index VIP (Class A) (13)(14)                          0.35           0.00           0.15
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(15)     0.56           0.10           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(16)         0.56           0.10           0.09
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(17)          0.56           0.25           0.10
FTVIPT Franklin Income Sercurities Fund (Class 2)                   0.45           0.25           0.02
FTVIPT Mutual Shares Securities Fund (Class 2)                      0.59           0.25           0.13
FTVIPT Templeton Global Income Sercurities Fund (Class 2)           0.50           0.25           0.14
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(18,19,20)                                                  0.65           0.00           0.02
LVIP Baron Growth Opportunities (Service Class)(21)                 1.00           0.25           0.08
LVIP Capital Growth Fund (Service Class)(22)                        0.73           0.25           0.07
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(23)(24)                                                     0.95           0.25           0.15
LVIP Columbia Value Opportunties (Service Class)(25)                1.05           0.25           0.12
LVIP Delaware Bond Fund (Standard Class)                            0.34           0.00           0.06
LVIP Delaware Growth and Income Fund (Standard Class)               0.33           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)                         0.40           0.00           0.08
LVIP Delaware Social Awareness Fund (Standard Class)                0.35           0.00           0.06
LVIP Delaware Special Opportunities Fund (Standard Class)           0.37           0.00           0.07
LVIP FI Equity-Income Fund (Standard Class)(26)                     0.73           0.00           0.08
LVIP Janus Capital Appreciation Fund (Standard Class)(27)           0.74           0.00           0.08
LVIP Marsico International Growth Fund (Service Class)(28)          0.93           0.25           0.11
LVIP MFS Value Fund (Service Class)(29)                             0.70           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(30)                         0.93           0.25           0.10
LVIP Mondrian International Value Fund (Standard Class)             0.68           0.00           0.12
LVIP Money Market Fund (Standard Class)                             0.37           0.00           0.07
LVIP SSgA S&P 500 Index Fund (Standard Class)(31)                   0.24           0.00           0.08
LVIP SSgA Small-Cap Index Fund (Service Class)(32)                  0.32           0.25           0.16



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS International Value Portfolio (Class B)       0.00   %       1.06   %
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)       0.00           0.83
American Century VP II Inflation Protection Fund (Class II)
          (2)(3)                                                    0.00           0.75
American Funds Global Growth Fund (Class 2)*                        0.00           0.80
American Funds Growth Fund (Class 2)*                               0.00           0.58
American Funds Growth-Income Fund (Class 2)*                        0.00           0.52
American Funds International Fund (Class 2)*                        0.00           0.77
Delaware VIP Capital Reserves Series (Service Class)(4)             0.00           0.98       -0.11   %   0.87   %
Delaware VIP Diversified Income Series (Service Class) (5)          0.00           1.03       -0.05       0.98
Delaware VIP Emerging Markets Series (Service Class)(6)             0.00           1.78       -0.05       1.73
Delaware VIP REIT Series (Standard Class)(7)                        0.00           0.83
Delaware VIP Small Cap Value Series (Service Class)(8)              0.00           1.11       -0.05       1.06
Delaware VIP Trend Series (Standard Class)(9)                       0.00           0.86
Delaware VIP U.S. Growth Series (Service Class)(10)                 0.00           1.04       -0.05       0.99
Delaware VIP Value Series (Standard Class)(11)                      0.00           0.73
DWS Equity 500 Index VIP (Class A)(12)(13)                          0.00           0.31       -0.03       0.28
DWS Small Cap Index VIP (Class A) (13)(14)                          0.00           0.50
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(15)     0.00           0.75
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(16)         0.00           0.75
Fidelity (Reg. TM) Mid Cap Portfolio (Service Class 2)(17)          0.00           0.91
FTVIPT Franklin Income Sercurities Fund (Class 2)                   0.00           0.72
FTVIPT Mutual Shares Securities Fund (Class 2)                      0.00           0.97
FTVIPT Templeton Global Income Sercurities Fund (Class 2)           0.00           0.89
Janus Aspen Worldwide Growth Portfolio (Institutional
 Shares)(18,19,20)                                                  0.00           0.67
LVIP Baron Growth Opportunities (Service Class)(21)                 0.00           1.33       -0.04       1.29
LVIP Capital Growth Fund (Service Class)(22)                        0.00           1.05       -0.02       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(23)(24)                                                     0.00           1.35       -0.25       1.10
LVIP Columbia Value Opportunties (Service Class)(25)                0.00           1.42
LVIP Delaware Bond Fund (Standard Class)                            0.00           0.40
LVIP Delaware Growth and Income Fund (Standard Class)               0.00           0.40
LVIP Delaware Managed Fund (Standard Class)                         0.00           0.48
LVIP Delaware Social Awareness Fund (Standard Class)                0.00           0.41
LVIP Delaware Special Opportunities Fund (Standard Class)           0.00           0.44
LVIP FI Equity-Income Fund (Standard Class)(26)                     0.00           0.81       -0.07       0.74
LVIP Janus Capital Appreciation Fund (Standard Class)(27)           0.00           0.82       -0.13       0.69
LVIP Marsico International Growth Fund (Service Class)(28)          0.00           1.29       -0.01       1.28
LVIP MFS Value Fund (Service Class)(29)                             0.00           1.03
LVIP Mid-Cap Value Fund (Service Class)(30)                         0.00           1.28
LVIP Mondrian International Value Fund (Standard Class)             0.00           0.80
LVIP Money Market Fund (Standard Class)                             0.00           0.44
LVIP SSgA S&P 500 Index Fund (Standard Class)(31)                   0.00           0.32       -0.04       0.28
LVIP SSgA Small-Cap Index Fund (Service Class)(32)                  0.00           0.73       -0.02       0.71

                                                                  Management                      Other
                                                                     Fees        12b-1 Fees      Expenses
                                                                   (before        (before        (before
                                                                     any            any            any
                                                                   waivers/       waivers/       waivers/
                                                                  reimburse-     reimburse-     reimburse-
                                                                    ments)   +     ments)   +     ments)   +
LVIP SSgA Bond Index (Service Class)(33)                          0.40   %       0.25   %       0.13   %
LVIP SSgA Developed International 150 (Service Class)(34)         0.75           0.25           0.17
LVIP SSgA Emerging Markets 100 (Service Class)(35)                1.09           0.25           0.36
LVIP SSgA International Index (Service Class)(36)                 0.40           0.25           0.24
LVIP SSgA Large Cap 100 (Service Class)(37)                       0.52           0.25           0.12
LVIP SSgA Small/Mid Cap 200 (Service Class)(38)                   0.69           0.25           0.12
LVIP T. Rowe Price Growth Stock Fund (Service Class)(39)          0.74           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.73           0.00           0.09
LVIP Templeton Growth Fund (Service Class)(40)(41)                0.74           0.25           0.10
LVIP Turner Mid-Cap Growth Fund (Service Class)(42)(43)           0.89           0.25           0.17
LVIP UBS Global Asset Allocation Fund (Standard Class)(44)        0.73           0.00           0.14
LVIP Wilshire 2010 Profile Fund (Service Class)(45)(46)           0.25           0.25           3.18
LVIP Wilshire 2020 Profile Fund (Service Class)(45)(46)           0.25           0.25           1.45
LVIP Wilshire 2030 Profile Fund (Service Class)(45)(46)           0.25           0.25           2.61
LVIP Wilshire 2040 Profile Fund (Service Class)(45)(46)           0.25           0.25           4.89
LVIP Wilshire Aggressive Profile Fund (Service Class)(45)(46)     0.25           0.25           0.09
LVIP Wilshire Conservative Profile Fund (Service Class)(45)(46)   0.25           0.25           0.08
LVIP Wilshire Moderate Profile Fund (Service Class)(45)(46)       0.25           0.25           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(45)(46)                                                   0.25           0.25           0.04
MFS (Reg. TM) VIT Core Equity Series (Initial Class)(47)(48)      0.75           0.00           0.27
MFS (Reg. TM) VIT Total Return Series (Initial Class)(47)(49)     0.75           0.00           0.08
MFS (Reg. TM) VIT Utilities Series (Initial Class)(47)(50)        0.75           0.00           0.10
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(51)           0.82           0.00           0.07
Neuberger Berman Regency Portfolio (I Class)(51)                  0.84           0.00           0.11
Putnam VT Health Sciences Fund (Class 1B)(52)                     0.70           0.25           0.13
Wells Fargo VTF Advantage Equity Income Fund (Service
 Class)(53)                                                       0.55           0.25           0.24
Wells Fargo VTF Advantage Large Company Growth Fund
 (Service Class)(53)                                              0.55           0.25           0.24
Wells Fargo VTF Advantage Small Cap Growth Fund (Service
 Class)(53)                                                       0.75           0.25           0.23



                                                                                                          Total
                                                                                                        Expenses
                                                                                   Total                 (after
                                                                                  Expenses     Total    Contractu
                                                                                  (before   Contractual    ua
                                                                   Acquired         any      waivers/   waivers/
                                                                     Fund         waivers/  reimburse-  reimburse
                                                                   Fees and      reimburse-    ments       e-
                                                                   Expenses  =     ments)    (if any)    ments)
LVIP SSgA Bond Index (Service Class)(33)                          0.00   %       0.78   %   -0.08   %   0.70   %
LVIP SSgA Developed International 150 (Service Class)(34)         0.00           1.17       -0.41       0.76
LVIP SSgA Emerging Markets 100 (Service Class)(35)                0.00           1.70       -0.75       0.95
LVIP SSgA International Index (Service Class)(36)                 0.00           0.89       -0.19       0.70
LVIP SSgA Large Cap 100 (Service Class)(37)                       0.00           0.89       -0.18       0.71
LVIP SSgA Small/Mid Cap 200 (Service Class)(38)                   0.00           1.06       -0.35       0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(39)          0.00           1.08
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.00           0.82
LVIP Templeton Growth Fund (Service Class)(40)(41)                0.00           1.09       -0.07       1.02
LVIP Turner Mid-Cap Growth Fund (Service Class)(42)(43)           0.00           1.31       -0.07       1.24
LVIP UBS Global Asset Allocation Fund (Standard Class)(44)        0.05           0.92
LVIP Wilshire 2010 Profile Fund (Service Class)(45)(46)           0.76           4.44       -3.18       1.26
LVIP Wilshire 2020 Profile Fund (Service Class)(45)(46)           0.79           2.74       -1.45       1.29
LVIP Wilshire 2030 Profile Fund (Service Class)(45)(46)           0.88           3.99       -2.61       1.38
LVIP Wilshire 2040 Profile Fund (Service Class)(45)(46)           0.92           6.31       -4.89       1.42
LVIP Wilshire Aggressive Profile Fund (Service Class)(45)(46)     1.02           1.61       -0.09       1.52
LVIP Wilshire Conservative Profile Fund (Service Class)(45)(46)   0.77           1.35       -0.08       1.27
LVIP Wilshire Moderate Profile Fund (Service Class)(45)(46)       0.89           1.43       -0.04       1.39
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(45)(46)                                                   0.92           1.46       -0.04       1.42
MFS (Reg. TM) VIT Core Equity Series (Initial Class)(47)(48)      0.00           1.02       -0.12       0.90
MFS (Reg. TM) VIT Total Return Series (Initial Class)(47)(49)     0.00           0.83       -0.03       0.80
MFS (Reg. TM) VIT Utilities Series (Initial Class)(47)(50)        0.00           0.85       -0.03       0.82
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(51)           0.00           0.89
Neuberger Berman Regency Portfolio (I Class)(51)                  0.00           0.95
Putnam VT Health Sciences Fund (Class 1B)(52)                     0.00           1.08
Wells Fargo VTF Advantage Equity Income Fund (Service
 Class)(53)                                                       0.00           1.04       -0.04       1.00
Wells Fargo VTF Advantage Large Company Growth Fund
 (Service Class)(53)                                              0.00           1.04       -0.04       1.00
Wells Fargo VTF Advantage Small Cap Growth Fund (Service
 Class)(53)                                                       0.00           1.23       -0.03       1.20



(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be discontinued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 3) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.

(2) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(3) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest and fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.

(4) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2008 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.62% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.50% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion.

(8) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion.

(10) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2007 until such time as the waiver is discontinued, the advisor has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.60% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(12) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.28% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(13) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(14) Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.47% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(15) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.74% for Service Class. These offsets may be discontinued at any time.

(16) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.74% for Service Class. These offsets may be discontinued at any time.

(17) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(18) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(19) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index.

(20) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable ofd up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Growth Portfolio may increase or decrease the Management Fee. Refer to the "Management Expenses" section in this Prospectus for additional information with further description in the Statement of Additional Information.

(21) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(22) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(24) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(25) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(26) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(27) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(28) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(29) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(30) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(32) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(33) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% of the first $500,000,000 of average daily net assets of the fund and 0.12% of the excess over $500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.76% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination tot he Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% of the first $100,000,000 of average daily net assets of the fund and 0.43% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(35) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.95% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% of the first $100,000,000 of average daily net assets of the fund and 0.76% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% of the first $500,000,000 of average daily net assets of the fund and 0.09% of the excess over $500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(37) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% of the first $100,000,000 of average daily net assets of the fund and 0.22% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% of the first $100,000,000 of average daily net assets of the fund and 0.39% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(39) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.06% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(41) Lincoln Financial Distributors, Inc. (LFD) has contractually agreed to waive 0.04% of the 0.25% 12b-1 fee payable to LFD under the Distribution Services Agreement between the fund and LFD, in connection with the Service Class shares of the fund. The Agreement will continue through April 30, 2009 and will terminate on that date unless the parties agree otherwise.

(42) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(43) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.27% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(44) Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2007 fees and expenses of the Relationship Funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

(45) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(46) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(47) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(48) MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2009.

(49) MFS has agreed in writing to reduce its management fee to 0.65% annually on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(50) MFS has agreed in writing to reduce its management fee to 0.70% annually on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(51) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(52) Reflects Putnam Management's contractual agreement to limit fund expenses through December 31, 2008. In order to further limit expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the fund at the end of the period was applied to the fund for that period. During the year ended December 31, 2007 this limitation decreased expenses by 0.02%.

(53) The adviser has committed through April 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, excluding the expenses of any money market fund held by the Fund, as shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.



For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year the maximum fees and expenses of any of the funds and that the EEB with bonus credit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,767    $3,446    $5,060    $8,975


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $967   $2,846    $4,660    $8,975


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Bonus credits and persistency credits are not included. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability.

At the time you purchase the contract, you must choose one of the following contract options offered under the contract:

1. Contract Value Death Benefit;

2. EGMDB;

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.


If you are purchasing your contract as part of a Fee-based financial plan, you must choose between the two following contract options:

1. Contract Value Death Benefit;

2. EGMDB.


What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, any applicable bonus credits and persistency credits, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you may receive applicable bonus credits and you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 8.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? If you choose a contract option that offers bonus credits, when purchase payments are made, we will credit an additional amount to the contract, known as a bonus credit. The amount of the bonus credit is 3% of the purchase payment, as defined in this prospectus. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

An annual persistency credit of 0.45% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Certain contract options have no provision for bonus credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. After the seventh contract anniversary, the persistency credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your financial adviser and determine which contract option is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime

IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the living benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts-Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living benefit riders are optional riders available to purchase for an additional fee. These riders provide a type of minimum guarantee if you meet certain conditions. These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders at the end of this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and any corresponding bonus credit (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other living benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit or Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any applicable bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)

On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.


The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.




Financial Statements
The financial statements of the VAA and the consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. Applicable bonus credits are allocated to the subaccounts at the same time and at the same percentages as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, Delaware, Fidelity, Franklin Templeton, Lincoln, Putnam and Wells Fargo Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by AIM Advisors, Inc.

  o Core Equity Fund (Series I): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series I): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.

Delaware VIP Trust, advised by Delaware Management Company


  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.


  o Emerging Markets Series (Service Class): Capital appreciation.


  o REIT Series (Standard Class): Total return.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.


  o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.


  o Templeton Global Income Securities Fund (Class 2): High current income.



Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Growth Portfolio (Institutional Class): Long-term growth. This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)


  o LVIP FI Equity-Income Fund (Standard Class): Income.

    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Sub-advised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Sub-advised by Wellington Management Company, LLP)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Sub-advised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Current income.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA International Index Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Small-Cap Index Fund (Service Class): Capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)

  o LVIP SSgA Small-Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA S&P 500 Index Fund (Service Class): Capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Sub-advised by Templeton investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Sub-advised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Sub-advised by UBS Global Asset Management (Americas) Inc. UBS Global AM)

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Sub-advised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Core Equity Series (Initial Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.


  o Total Return Series (Initial Class): Income and growth.


  o Utilities Series (Initial Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Sub-advised by Neuberger Berman, LLC)

     This fund will not be offered in contracts issued on or after June 4, 2007.


  o Regency Portfolio (I Class): Long-term growth.
     (Sub-advised by Neuberger Berman, LLC)

     This fund will not be offered in contracts issued on or after June 4, 2007.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Health Sciences Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.


Wells Fargo Variable Trust Funds, advised by Wells Fargo Funds management, LLC.


  o Advantage Equity Income Fund (Service Class): Long-term capital appreciation and dividend income.
     (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Large Company Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Wells Capital Management, Inc.)

  o Advantage Small Cap Growth Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by Wells Capital Management, Inc.)



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:



                                         Contract Value Death Benefit   EGMDB   EGMDB with Bonus Credit   EEB with Bonus Credit
                                         ------------------------------ ------- ------------------------- ----------------------
o   Mortality and expense risk charge*               0.85%              1.15%            1.60%                    1.80%
o   Administrative charge                            0.15%              0.15%            0.15%                    0.15%
                                                     ----               ----              ----                     ----
o   Total annual charge for each
    subaccount                                       1.00%              1.30%            1.75%                    1.95%



*For contractowners whose contracts are purchased as part of a Fee-based financial plan, the mortality and expense risk charges will be: Contract Value ..50% (Total Charge .65%); EGMDB .80% (Total Charge .95%); EGMDB with Bonus N/A and EEB with Bonus N/A.



Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


For the Contract Value Death Benefit and EGMDB contract options:



                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   6%   5%   4%   3%   2%   1%   0%
      withdrawn purchase payments

For the EGMDB with Bonus Credit and EEB Rider with Bonus Credit contract options:




                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   8%   7%   6%   5%   4%   3%   2%   0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is 15% of total purchase payments (this does not apply upon surrender of the contract);
 o Contract value applied to calculate the initial benefit payment to be made under an annuity payout option, other than the i4LIFE (Reg. TM) Advantage option. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the "permanent and total disability" of the Owner as defined in section 22(e) of the Code. Permanent and total disability must occur subsequent to the Contract Date and prior to the 65th birthday of the disabled Owner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the Owner into an accredited nursing home or equivalent health care facility. Admittance in such a facility must be subsequent to the Contract Date and continue for 90 consecutive days prior to the surrender or withdrawal. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness of the Owner. Diagnosis of the terminal illness must be subsequent to the Contract Date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner. If a contract option with a bonus credit is selected, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o A surrender or annuitization of bonus credits and persistency credits;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o Contract value applied when used in the calculation of the initial regular income payment and Account Value under the i4LIFE (Reg. TM) Advantage option;

 o Contracts purchased as part of a Fee-based financial plan;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted; then
  o from any applicable bonus credits.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and any applicable persistency credits until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
  o from any applicable bonus credits attributable to purchase payments to which a surrender charge still applies.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.75% (0.1875% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 0.90%.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50%. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% charge will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 0.90% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10 year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment and any bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.30% (1.75% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts; and 1.65% (2.10% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. The annual rate of the i4LIFE (Reg. TM) Advantage charge for contracts sold as part of a Fee-based financial plan is:
0.95% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 1.30% for the i4LIFE (Reg. TM) Advantage EGMDB. Bonus options are not available for contracts sold as part of a Fee-based financial plan. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge.

The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.80% (2.25% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.15% (2.60% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of .50% which is added to the i4LIFE (Reg.
TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.80% (2.25% for bonus options)for the Account Value death benefit; and 2.15% (2.60% for bonus options) for the EGMDB. These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider chargewill be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows: 1.80% (2.25% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.15% (2.60% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.




Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.00% (1.25% for contract options with bonus credits) will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

 o contracts sold as part of a Fee-based financial plan,

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment and any corresponding bonus credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and any corresponding bonus credit within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Contract Options

At the time you purchase the contract, you must choose one of the following contract options offered under the contract:

1. Contract Value Death Benefit:

2. EGMDB;

3. EGMDB with Bonus Credit; or

4. EEB Rider with Bonus Credit.


If you are purchasing your contract as part of a Fee-based financial plan, you must choose between the two following contract options (check with your adviser regarding availability):

1. Contract Value Death Benefit;

2. EGMDB.


Each contract option offers a different death benefit and has separate charges, including different mortality and expense risk charges and surrender charges; and you should carefully consider which contract option is the best for you. Once you elect a contract option, you cannot change it, except you can move from the EGMDB (without the bonus credit) to the Contract Value Death Benefit. For more information about Bonus Credits, see The Contracts-Bonus Credits. For more information about each specific death benefit offered, see The Contracts-Death benefit.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $25,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

The following discussion on bonus credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

In some states, the term bonus credit may be referred to a value enhancement or a similar term in the contract. For each purchase payment made into the contract, we will credit the contract with a bonus credit. The amount of the bonus credit will be added to the value of the contract at the same time and allocated in the same percentage as the purchase payment. The amount of the bonus credit is calculated as 3% of the purchase payment made.

Lincoln Life offers contract options that do not offer bonus credits. The contract options that do offer bonus credits assess additional fees and charges that are used to fully or partially recoup bonus credits paid into the contract by Lincoln Life when purchase payments are made. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Contract options that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than these contract options with bonus credits, depending on the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract option is most appropriate for you.


Persistency Credits

The following discussion on persistency credits applies only to the following contract options:

1. EGMDB with Bonus Credit; and
2. EEB Rider with Bonus Credit.

Contractowners electing one of the above listed contract options will also receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least 7 years, by an annual rate of 0.45%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments


Purchase payments allocated to the variable account are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund, according to your instructions. You may also allocate purchase payments in the fixed account, if available. If you elect a contract option that offers bonus credits, corresponding bonus credits will be allocated to the subaccounts and/or the fixed side of the contract in the same proportion in which you allocate purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $300. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $300, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we generally will not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m. New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units

Purchase payments and applicable bonus credits allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments and applicable bonus credits are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $300 or the total amount in the subaccount if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures.

We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.


Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Contract value death benefit.

If you elect the Contract Value Death Benefit contract option, Lincoln Life will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contractowners who have selected the EGMDB without the bonus credit may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Contract Value Death Benefit will apply. We will deduct the charge for the Contract Value Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider with Bonus Credit Contract Option is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the sum of purchase payments will be reduced by the sum of all withdrawals on a dollar for dollar basis (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value. For contracts purchased prior to June 2, 2003 (or later depending on your state) the highest contract value will be reduced by the sum of all withdrawals on a dollar for dollar basis; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, any partial withdrawal may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the death benefit payable will become the greatest of the first three amounts listed under the EEB Rider and the total annual charge will be reduced to, 1.75%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



Investment Requirements - Option 1

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. You will be subject to different Investment Requirements if you elect the Lincoln Lifetime IncomeSM Advantage rider. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

For 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, and i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, we do not intend to enforce these Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes account value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AIM V.I. International Growth Fund
o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio
o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund

o American Funds International Fund

o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP

o Janus Aspen Worldwide Growth Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Growth Fund

o LVIP Mondrian International Value Fund

o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund

o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.



Investment Requirements - Option 2

Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage will be subject to the following Investment Requirements-Option 2 on the investments in their contracts. These Investment Requirements are different from the Investment Requirements-Option 1 that apply to purchases of other optional riders. Contractowners with an active Lincoln Lifetime IncomeSM Advantage who terminate Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit are also subject to Investment Requirements-Option 2. We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value that must be in each group at the time you purchase the Rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. Some investment options are not available to you if you purchase this Rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional deposits or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional deposit or a contract transfer, in excess of the new percentage applicable to a fund or fund group.

At this time, the subaccount groups are as follows:

Group 1                                             Group 2
Investments must be at least 25%                    Investments cannot exceed 75%
--------------------------------------------------- --------------------------------------------------------
1. American Century VIP Inflation Protection        All other investment options except as discussed below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Capital Reserves Series
4. Delaware VIP Diversified Series
5. FTVIPT Templeton Global Income Securities Fund
6. LVIP SSgA Bond Index Fund



To satisfy the Investment Requirements for the Lincoln Lifetime Income (Reg.
TM) Advantage, you may allocate 100% of your contract value to or among the MFS VIT Total Return Fund, the FTVIPT Franklin Income Securities Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% to these funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%. The LVIP SSgA Emerging Markets 100 Fund and the fixed accounts (except for dollar cost averaging) are not available with Lincoln Lifetime Income (Reg. TM) Advantage.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund and the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $50,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contract owner/annuitant (Single Life Option) or for the lives of you as contract owner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 2. If you purchase the Lincoln Lifetime IncomeSM Advantage Plus option, your only investment options until the seventh Benefit Year anniversary are the following: the LVIP Wilshire Moderate Profile Fund or the LVIP Wilshire Conservative Profile Fund, both funds of funds, or the FTVIPT Franklin Income Securities Fund.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus. Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death. Accordingly, a significant risk against which the rider protects, i.e., that your contract value will be reduced to zero (due to poor market performance or charges) while you are still alive, may be minimal.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other living benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:





         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 15 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 15-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 15-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 15-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2(Single Life) or 65 (Joint Life):





                                                                             Potential for   Length of 5%
                                                                Guaranteed     Charge to     Enhancement
                                               Contract Value     Amount         Change         Period
                                              ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000....      $50,000        $50,000         No             15
         1st Benefit Year Anniversary .......      $54,000        $54,000        Yes             15
         2nd Benefit Year Anniversary .......      $53,900        $56,700         No             14
         3rd Benefit Year Anniversary .......      $57,000        $59,535         No             13
         4th Benefit Year Anniversary .......      $64,000        $64,000        Yes             15

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. On the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) An Excess Withdrawal (defined below) has occurred; or

   3) Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 60 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 70, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 36 months or more after the effective date of the Rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):





                                                                Guaranteed    Maximum Annual
                                               Contract Value     Amount     Withdrawal Amount
                                              ---------------- ------------ ------------------
         Initial Purchase Payment $50,000....      $50,000        $50,000         $2,500
         1st Benefit Year Anniversary .......      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary .......      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary .......      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary .......      $64,000        $64,000         $3,200



The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 \d $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary.See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/ $90,000) and the new Maximum Annual
Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charges.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you decide to purchase the Plus Option, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund or the LVIP Wilshire Conservative Profile Fund, both funds of funds, or the FTVIPT Franklin Income Securities Fund. You may not transfer contract value out of these funds to any other funds before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5%

Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage at the terms in effect for owners of the Lincoln Lifetime Income (Reg. TM) Advantage rider. i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charges in effect for the i4LIFE (Reg. TM) Advantage and Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit at the time of election of these benefits. If you use your Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. In addition, Option 2 of the Investment Requirements applicable to Lincoln Lifetime IncomeSM Advantage will also apply to i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $100,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $5,020 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime Income (Reg. TM) Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See Death Benefits in your prospectus. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability.

The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts, for existing contractowners, on or about May 19, 2008. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. The 12 month wait will be waived until the later of July 31, 2008 or 60 days after the Lincoln Lifetime IncomeSM Advantage is available for sale in your state. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a benefiicary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecuritySM Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and other deductions), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                             Contract Value   Guaranteed Amount
         o Initial Deposit $50,000               $50,000     $50,000
         o 1st Benefit Year Anniversary          $54,000     $54,000
         o 2nd Benefit Year Anniversary          $53,900     $54,000
         o 3rd Benefit Year Anniversary          $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.


Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or


2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.


If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or

 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage charges.


i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See i4LIFE (Reg. TM) Advantage charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage.When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.


i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life is age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See i4LIFE (Reg. TM) Advantage death benefits.


i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage, when available in your state, is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:
1.30% (1.75% for bonus options) for the i4LIFE (Reg. TM) Advantage Account Value death benefit for IRA and non-qualified annuity contracts and 1.65% (2.10% for bonus options) for the i4LIFE (Reg. TM) Advantage EGMDB. The annual rate of the i4LIFE (Reg. TM) Advantage charge for contracts sold as part of a fee-based financial plan is: 1.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit and 1.40% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.


Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value

(defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit on either a dollar for dollar basis or in the same proportion that the payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the EGMDB or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest
    Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o Total Purchase Payments                                $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments         $ 25,000
         o Additional Withdrawal                                  $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal     $150,000

i4LIFE (Reg. TM)Death Benefit Value after regular income payment = $200,000 -
 $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit charge.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Refer to the 4LATER (Reg. TM) section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements
- Option 1.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various living benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. If your Account Value equals zero, no death benefit will be paid. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment affects the i4LIFE (Reg. TM) Account Value:

Guaranteed Income Benefit = $5,692; i4LIFE regular income payment = $5,280





         i4LIFE (Reg. TM) Account Value before payment            $80,000
         Regular Income Payment                                   -$5,280
         Additional withdrawal for Guaranteed Income Benefit        -$412
         i4LIFE (Reg. TM) Account Value after payouts             $74,308



In the current version of the Guaranteed Income Benefit option ("Version 2") the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) After we administer this election, you have 30 days to notify us if you wish to reverse the election.

If you have an older version of the Guaranteed Income Benefit ("Version 1"), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit. Contractowners with the Lincoln Lifetime IncomeSM Advantage rider who purchase the Guaranteed Income Benefit are subject to the following guarantees which are set forth in the Lincoln Lifetime IncomeSM Advantage rider:

     a) Maximum charge for the maximum Guaranteed Income Benefit

     b) guaranteed annuity factors.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    750
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Account Value death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a

discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
         New Income Base                                            $110,000
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.


This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.


At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.



4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.


The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.


The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).


Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 \d $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.



Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.



The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout


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made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less any surrender charges on purchase payments made within twelve months of annuitization if a contract option with a bonus credit is used and any applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


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Fixed Side of the Contract

Purchase payments , bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. If your contract option offers bonus credits, no bonus credits will apply


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when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.


Compensation Paid to LFA. The maximum commission we pay to LFA is 4.60% of purchase payments, plus up to 0.1256% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 5.10% of purchase payments , plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 5.10% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.


Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the SAI.



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Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the



68
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contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


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Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract


If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits


Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits, less any bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding the bonus credits during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation


As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                            Multi-Fund (Reg. TM) 5
                  Lincoln National Variable Annuity Account C











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C (Multi-Fund (Reg. TM) 5).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AIM V.I. Core Equity
2006..     N/A        N/A        N/A          9.525    10.276         3
2007..     N/A        N/A        N/A         10.276    10.917         1
----       --         ---        --------    ------    ------         -
AIM V.I. International Growth Fund
2001..    10.000    10.153         1         10.000    10.155         1
2002..    10.153     8.393         1         10.155     8.413         1**
2003..     8.393    10.623         1          8.413    10.649         1
2004..    10.623    12.919         1         10.649    12.977         2
2005..    12.919    14.941         1         12.977    15.038         2
2006..    14.941    18.790         1         15.038    18.949         5
2007..    18.790    21.139         1         18.949    21.361         2
----      ------    ------       ---         ------    ------         -
AllianceBernstein VPS Global Technology
2001..    10.000     9.954         1         10.000     9.957         1
2002..     N/A        N/A        N/A          N/A        N/A       N/A
2003..     N/A        N/A        N/A          7.240     8.044         3
2004..     N/A        N/A        N/A          N/A        N/A       N/A
2005..     N/A        N/A        N/A          N/A        N/A       N/A
2006..     N/A        N/A        N/A          8.082     9.011         1**
2007..     N/A        N/A        N/A          9.011    10.616         1
----      ------    ------       ---         ------    ------      ----
AllianceBernstein VPS International Value
2006..     N/A        N/A        N/A         10.560    11.836         4
2007..     N/A        N/A        N/A         11.836    12.279         3
----      ------    ------       ---         ------    ------      ----
AllianceBernstein VPS Small/Mid Cap Value
2001..    10.000    10.543         1         10.000    10.547         1
2002..     N/A        N/A        N/A         10.547     9.722         2
2003..     N/A        N/A        N/A          9.722    13.496         5
2004..     N/A        N/A        N/A         13.496    15.822         4
2005..     N/A        N/A        N/A         15.822    16.623         5
2006..     N/A        N/A        N/A         16.623    18.690         3
2007..     N/A        N/A        N/A         18.690    18.679         6
----      ------    ------       ---         ------    ------      ----
American Century VP Inflation Protection Fund Class 2(1)
2004..     N/A        N/A        N/A         10.390    10.398         2
2005..     N/A        N/A        N/A         10.398    10.377         5
2006..     N/A        N/A        N/A         10.377    10.358        11
2007..     N/A        N/A        N/A         10.358    11.146         6
----      ------    ------       ---         ------    ------      ----
American Funds Global Growth(1)
2004..     N/A        N/A        N/A         10.361    11.259         5
2005..     N/A        N/A        N/A         11.259    12.621         6
2006..    13.285    14.858         1         12.621    14.936        13
2007..    14.858    16.735         1         14.936    16.856        13
----      ------    ------       ---         ------    ------      ----
American Funds Growth Fund
2001..    10.000    10.048         1         10.000    10.050         1
2002..    10.048     7.445         2         10.050     7.461        25
2003..     7.445     9.989         5          7.461    10.030        89
2004..     9.989    11.020         7         10.030    11.087       138
2005..    11.020    12.557         7         11.087    12.659       163
2006..    12.557    13.573         9         12.659    13.711       152
2007..    13.573    14.954         9         13.711    15.136       145
----      ------    ------       ---         ------    ------      ----



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
AIM V.I. Core Equity
2006..     9.719    10.517        11          9.846    10.676         2
2007..    10.517    11.224         9         10.676    11.428         2
----      ------    ------        --         ------    ------         -
AIM V.I. International Growth Fund
2001..    10.000    10.160         1         10.000    10.164         1
2002..    10.160     8.464         1         10.164     8.491         1**
2003..     8.464    10.784         1          8.491    10.850        17
2004..    10.784    13.200         1         10.850    13.320        20
2005..    13.200    15.365         1         13.320    15.552        20
2006..    15.365    19.449         1         15.552    19.745        31
2007..    19.449    22.024         1         19.745    22.426        30
----      ------    ------        --         ------    ------        --
AllianceBernstein VPS Global Technology
2001..    10.000     9.961         1         10.000     9.965         1
2002..     9.961     5.722         1**        9.965     5.741         1**
2003..     5.722     8.121         3          5.741     8.173         7
2004..     8.121     8.424         2          8.173     8.503         9
2005..     8.424     8.619         2          8.503     8.725         3
2006..     8.619     9.220         2          8.725     9.362         4
2007..     9.220    10.912         3          9.362    11.113        36
----      ------    ------        --         ------    ------        --
AllianceBernstein VPS International Value
2006..    10.669    11.868         6          9.600    11.890        57
2007..    11.868    12.368        11         11.890    12.428        54
----      ------    ------        --         ------    ------        --
AllianceBernstein VPS Small/Mid Cap Value
2001..    10.000    10.551         1         10.000    10.555         1
2002..    10.551     9.769         1         10.555     9.804         5
2003..     9.769    13.623         3          9.804    13.712        16
2004..    13.623    16.042         5         13.712    16.196        21
2005..    16.042    16.930         3         16.196    17.143        39
2006..    16.930    19.121         3         17.143    19.420        17
2007..    19.121    19.196         5         19.420    19.555        23
----      ------    ------        --         ------    ------        --
American Century VP Inflation Protection Fund Class 2(1)
2004..     9.965    10.426         3         10.258    10.457         5
2005..    10.426    10.452         6         10.457    10.514        26
2006..    10.452    10.479        22         10.514    10.574        55
2007..    10.479    11.328        23         10.574    11.464       128
----      ------    ------        --         ------    ------       ---
American Funds Global Growth(1)
2004..    10.196    11.290         1         10.305    11.310         9
2005..    11.290    12.713         3         11.310    12.774        20
2006..    12.713    15.112         9         12.774    15.230        75
2007..    15.112    17.132        22         15.230    17.318       157
----      ------    ------        --         ------    ------       ---
American Funds Growth Fund
2001..    10.000    10.055         1         10.000    10.059         1
2002..    10.055     7.498        64         10.059     7.522       116
2003..     7.498    10.126       152          7.522    10.189       376
2004..    10.126    11.244       171         10.189    11.348       607
2005..    11.244    12.896       168         11.348    13.054       777
2006..    12.896    14.030       167         13.054    14.245       885
2007..    14.030    15.559       163         14.245    15.844      1,054
----      ------    ------       ---         ------    ------      -----

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
American Funds Growth-Income Fund
2001..    10.000    10.102         1         10.000    10.105         1
2002..    10.102     8.090         2         10.105     8.108        24
2003..     8.090    10.507         3          8.108    10.550        87
2004..    10.507    11.373         3         10.550    11.443       127
2005..    11.373    11.804         3         11.443    11.900       141
2006..    11.804    13.336         2         11.900    13.472       157
2007..    13.336    13.738         2         13.472    13.906       150
----      ------    ------         -         ------    ------       ---
American Funds International Fund
2001..    10.000    10.012         1         10.000    10.013         1
2002..     N/A        N/A       N/A          10.013     8.378         5
2003..     7.811    11.054         1**        8.378    11.103        21
2004..    11.054    12.934         1**       11.103    13.018        40
2005..    12.934    15.412         1**       13.018    15.543        47
2006..    15.412    17.983         2         15.543    18.172        53
2007..    17.983    21.167         2         18.172    21.432        47
----      ------    ------      ----         ------    ------       ---
Delaware VIP Capital Reserves
2005..     N/A        N/A       N/A           N/A        N/A       N/A
2006..     N/A        N/A       N/A           N/A        N/A       N/A
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Delaware VIP Diversified Income Series(1)
2004..     N/A        N/A       N/A          10.166    10.865        14
2005..     N/A        N/A       N/A          10.865    10.614        16
2006..    11.043    11.160         7         10.614    11.219        42
2007..    11.160    11.756         9         11.219    11.842        64
----      ------    ------      ----         ------    ------      ----
Delaware VIP Emerging Markets Service Class(1)
2004..     N/A        N/A       N/A          10.442    13.555         1**
2005..     N/A        N/A       N/A          13.555    16.931         7
2006..     N/A        N/A       N/A          16.931    21.098         7
2007..     N/A        N/A       N/A          21.098    28.715        11
----      ------    ------      ----         ------    ------      ----
Delaware VIP REIT Series
2001..    10.000    10.321         1         10.000    10.324         1
2002..     N/A        N/A       N/A          10.324    10.604         8
2003..     N/A        N/A       N/A          10.604    13.966        18
2004..    13.923    17.915         1         13.966    18.030        40
2005..    17.915    18.829         2         18.030    18.988        41
2006..    18.829    24.491         1         18.988    24.747        45
2007..    24.491    20.670         1*        24.747    20.928        31
----      ------    ------      ----         ------    ------      ----
Delaware VIP Small Cap Value Series
2001..    10.000    10.567         1         10.000    10.570         1
2002..    10.567     9.769         1**       10.570     9.792         3
2003..     9.769    13.572         1          9.792    13.631        22
2004..    13.572    16.126         1         13.631    16.229        34
2005..    16.126    17.262         1         16.229    17.407        34
2006..    17.262    19.617         1         17.407    19.822        35
2007..    19.617    17.923         1         19.822    18.146        29
----      ------    ------      ----         ------    ------      ----
Delaware VIP Trend Series
2001..    10.000    10.533         1         10.000    10.535         1
2002..    10.533     8.268         1         10.535     8.289         8
2003..     8.268    10.955         3          8.289    11.004        26
2004..    10.955    12.097         3         11.004    12.176        36
2005..    12.097    12.559         2         12.176    12.666        35
2006..    12.559    13.251         1         12.666    13.391        35
2007..    13.251    14.392         1         13.391    14.573        25
----      ------    ------      ----         ------    ------      ----



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
American Funds Growth-Income Fund
2001..    10.000    10.109         1         10.000    10.113         1
2002..    10.109     8.148        44         10.113     8.175        98
2003..     8.148    10.651       149          8.175    10.718       370
2004..    10.651    11.604       222         10.718    11.713       600
2005..    11.604    12.122       214         11.713    12.272       651
2006..    12.122    13.784       230         12.272    13.997       776
2007..    13.784    14.292       209         13.997    14.557       966
----      ------    ------       ---         ------    ------       ---
American Funds International Fund
2001..    10.000    10.018         1         10.000    10.022         1
2002..    10.018     8.420        13         10.022     8.448        21
2003..     8.420    11.208        31          8.448    11.279       104
2004..    11.208    13.201        53         11.279    13.324       188
2005..    13.201    15.833        62         13.324    16.028       249
2006..    15.833    18.594        70         16.028    18.880       351
2007..    18.594    22.029        75         18.880    22.434       496
----      ------    ------       ---         ------    ------       ---
Delaware VIP Capital Reserves
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A          9.986    10.286         6
2007..    10.366    10.534         1*        10.286    10.615         8
----      ------    ------       ---         ------    ------       ---
Delaware VIP Diversified Income Series(1)
2004..    10.083    10.895         3         10.074    10.914        36
2005..    10.895    10.690        12         10.914    10.742       115
2006..    10.690    11.351        25         10.742    11.440       202
2007..    11.351    12.035        45         11.440    12.166       546
----      ------    ------       ---         ------    ------       ---
Delaware VIP Emerging Markets Service Class(1)
2004..    10.216    13.592         1         10.740    13.619         1
2005..    13.592    17.054         1         13.619    17.139        26
2006..    17.054    21.347         9         17.139    21.518        43
2007..    21.347    29.186         9         21.518    29.507        82
----      ------    ------       ---         ------    ------       ---
Delaware VIP REIT Series
2001..    10.000    10.329         1         10.000    10.333         1
2002..    10.329    10.655        10         10.333    10.693        12
2003..    10.655    14.096        23         10.693    14.188        69
2004..    14.096    18.280        33         14.188    18.455       132
2005..    18.280    19.337        28         18.455    19.581       133
2006..    19.337    25.316        23         19.581    25.712       167
2007..    25.316    21.505        18         25.712    21.908       117
----      ------    ------       ---         ------    ------       ---
Delaware VIP Small Cap Value Series
2001..    10.000    10.575         1         10.000    10.579         1
2002..    10.575     9.840        28         10.579     9.874        19
2003..     9.840    13.760        34          9.874    13.849        74
2004..    13.760    16.457        39         13.849    16.612       135
2005..    16.457    17.730        41         16.612    17.952       180
2006..    17.730    20.281        32         17.952    20.596       225
2007..    20.281    18.650        29         20.596    18.997       239
----      ------    ------       ---         ------    ------       ---
Delaware VIP Trend Series
2001..    10.000    10.540         1         10.000    10.544         1
2002..    10.540     8.328        28         10.544     8.356        36
2003..     8.328    11.106        40          8.356    11.177        84
2004..    11.106    12.345        43         11.177    12.460       122
2005..    12.345    12.899        42         12.460    13.059       133
2006..    12.899    13.699        31         13.059    13.911       140
2007..    13.699    14.976        28         13.911    15.253       178
----      ------    ------       ---         ------    ------       ---

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Delaware VIP Value Series
2001..    10.000    10.046         1         10.000    10.048         1
2002..     N/A        N/A       N/A          10.048     8.029         2
2003..     9.375    10.080         2          8.029    10.122         6
2004..    10.080    11.361         2         10.122    11.432        14
2005..    11.361    11.814         2         11.432    11.911        16
2006..    11.814    14.378         2         11.911    14.525        23
2007..    14.378    13.716         4         14.525    13.884        19
----      ------    ------      ----         ------    ------        --
Delaware VIPT U.S. Growth Service Class
2006..     N/A        N/A       N/A           N/A        N/A       N/A
2007..     N/A        N/A       N/A          10.817    11.568         1
----      ------    ------      ----         ------    ------      ----
DWS VIP Equity 500 Index
2001..    10.000     9.964         1         10.000     9.965         1
2002..     N/A        N/A       N/A           9.965     7.607         8
2003..     8.977     9.541         2          7.607     9.579        23
2004..     9.541    10.348         5          9.579    10.410        26
2005..    10.348    10.623         5         10.410    10.708        18
2006..    10.623    12.035         5         10.708    12.155        13
2007..    12.035    12.427         5         12.155    12.577         8
----      ------    ------      ----         ------    ------      ----
DWS VIP Small Cap Index
2001..    10.000    10.674         1         10.000    10.677         1
2002..     N/A        N/A       N/A          10.677     8.333         4
2003..     N/A        N/A       N/A           8.333    11.990        10
2004..     N/A        N/A       N/A          11.990    13.874        14
2005..     N/A        N/A       N/A          13.874    14.214        12
2006..     N/A        N/A       N/A          14.214    16.411        13
2007..     N/A        N/A       N/A          16.411    15.820        10
----      ------    ------      ----         ------    ------      ----
Fidelity VIP Mid Cap
2005..     N/A        N/A       N/A          10.420    11.558         2
2006..    12.340    12.725         1**       11.558    12.766         5
2007..    12.725    14.394         1*        12.766    14.469         4
----      ------    ------      ----         ------    ------      ----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001..    10.000    10.242         1         10.000    10.245         1
2002..     N/A        N/A       N/A          10.245     9.118         8
2003..     N/A        N/A       N/A           9.118    11.501        22
2004..     N/A        N/A       N/A          11.501    13.035        26
2005..     N/A        N/A       N/A          13.035    14.967        51
2006..    15.457    16.240         2         14.967    16.412        53
2007..    16.240    18.715         1         16.412    18.950        51
----      ------    ------      ----         ------    ------      ----
Fidelity (Reg. TM) VIP Growth Portfolio
2001..    10.000     9.963         1         10.000     9.965         1
2002..     N/A        N/A       N/A           9.965     6.833         1**
2003..     8.561     8.881         2          6.833     8.916         3
2004..     8.881     8.994         2          8.916     9.048         6
2005..     8.994     9.321         2          9.048     9.395         7
2006..     9.321     9.756         2          9.395     9.854         5
2007..     9.756    12.138         2          9.854    12.284        10
----      ------    ------      ----         ------    ------      ----
FTVIPT Franklin Income Securities Class 2
2006..    10.174    11.201         2         11.174    11.215         2
2007..    11.201    11.398         2         11.215    11.435        19
----      ------    ------      ----         ------    ------      ----
FTVIPT Mutual Shares Securities Class 2
2006..     N/A        N/A       N/A           N/A        N/A       N/A
2007..     N/A        N/A       N/A          11.912    11.449         4
----      ------    ------      ----         ------    ------      ----
FTVIPT Templeton Global Income Securities
2005..     N/A        N/A       N/A          10.001     9.867         1
2006..     N/A        N/A       N/A           9.867    10.935         3
2007..     N/A        N/A       N/A          10.935    11.927         7
----      ------    ------      ----         ------    ------      ----



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Delaware VIP Value Series
2001..    10.000    10.052         1         10.000    10.056         1
2002..    10.052     8.069         1**       10.056     8.096        22
2003..     8.069    10.218        11          8.096    10.283        29
2004..    10.218    11.592        16         10.283    11.701        79
2005..    11.592    12.132        26         11.701    12.283       121
2006..    12.132    14.862        26         12.283    15.092       208
2007..    14.862    14.270        31         15.092    14.535       284
----      ------    ------        --         ------    ------       ---
Delaware VIPT U.S. Growth Service Class
2006..    10.075    10.504         1          N/A        N/A        N/A
2007..    10.504    11.652         1         10.783    11.708         1
----      ------    ------        --         ------    ------       ---
DWS VIP Equity 500 Index
2001..    10.000     9.970         1         10.000     9.974         1
2002..     9.970     7.645         9          9.974     7.670        34
2003..     7.645     9.672        24          7.670     9.732       150
2004..     9.672    10.558        76          9.732    10.656       149
2005..    10.558    10.909        67         10.656    11.043       121
2006..    10.909    12.440        56         11.043    12.630       146
2007..    12.440    12.929        50         12.630    13.166       150
----      ------    ------        --         ------    ------       ---
DWS VIP Small Cap Index
2001..    10.000    10.682         1         10.000    10.687         1
2002..    10.682     8.372         1         10.687     8.402         3
2003..     8.372    12.101         5          8.402    12.180        19
2004..    12.101    14.066         5         12.180    14.201        47
2005..    14.066    14.476         7         14.201    14.659        51
2006..    14.476    16.788         8         14.659    17.051        61
2007..    16.788    16.257         7         17.051    16.561        66
----      ------    ------        --         ------    ------       ---
Fidelity VIP Mid Cap
2005..    11.109    11.587         4         10.642    11.607        24
2006..    11.587    12.856        11         11.607    12.917        56
2007..    12.856    14.637        11         12.917    14.750        91
----      ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2001..    10.000    10.250         1         10.000    10.254         1
2002..    10.250     9.162         5         10.254     9.194        13
2003..     9.162    11.608        18          9.194    11.684        36
2004..    11.608    13.216        21         11.684    13.342       106
2005..    13.216    15.243        28         13.342    15.435       220
2006..    15.243    16.789        30         15.435    17.052       356
2007..    16.789    19.474        38         17.052    19.838       486
----      ------    ------        --         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
2001..    10.000     9.969         1         10.000     9.973         1
2002..     9.969     6.869         2          9.973     6.891         1
2003..     6.869     9.003         6          6.891     9.058        15
2004..     9.003     9.176        11          9.058     9.261        17
2005..     9.176     9.572         7          9.261     9.689        22
2006..     9.572    10.084         6          9.689    10.238        23
2007..    10.084    12.629         6         10.238    12.860        91
----      ------    ------        --         ------    ------       ---
FTVIPT Franklin Income Securities Class 2
2006..    10.686    11.246         4         10.102    11.267        22
2007..    11.246    11.518        26         11.267    11.574        84
----      ------    ------        --         ------    ------       ---
FTVIPT Mutual Shares Securities Class 2
2006..    10.444    11.291         3         10.030    11.311        11
2007..    11.291    11.533        19         11.311    11.589        71
----      ------    ------        --         ------    ------       ---
FTVIPT Templeton Global Income Securities
2005..     N/A        N/A       N/A          10.013     9.909         7
2006..    10.507    11.012         3          9.909    11.064        16
2007..    11.012    12.066        15         11.064    12.159        80
----      ------    ------      ----         ------    ------       ---

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Janus Aspen Worldwide Growth Portfolio
2001..    10.000    10.095         1         10.000    10.096         1
2002..     N/A        N/A        N/A         10.096     7.390         2
2003..     N/A        N/A        N/A          7.390     9.004         3
2004..     N/A        N/A        N/A          9.004     9.270         4
2005..     N/A        N/A        N/A          9.270     9.644         3
2006..     N/A        N/A        N/A          9.644    11.201         3
2007..     N/A        N/A        N/A         11.201    12.066         2
----      ------    ------       ---         ------    ------         -
Lincoln VIP Core Fund(2)
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Fund(3)
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Growth Opportunities(4)
2005..     N/A        N/A        N/A          N/A        N/A        N/A
2006..     N/A        N/A        N/A          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Lincoln VIP Money Market Fund
2001..    10.000     9.999         1         10.000    10.002         1
2002..     N/A        N/A        N/A         10.002     9.966         5
2003..     N/A        N/A        N/A          9.966     9.859        10
2004..     N/A        N/A        N/A          9.859     9.774        12
2005..     N/A        N/A        N/A          9.774     9.872        15
2006..     N/A        N/A        N/A          9.872    10.155        25
2007..     N/A        N/A        N/A         10.155    10.474        84
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Baron Growth Opportunities(5)
2006..     N/A        N/A        N/A          9.846    10.610        30
2007..     N/A        N/A        N/A         10.610    10.782        26
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Capital Growth
2007..     N/A        N/A        N/A          N/A        N/A        N/A
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Cohen & Steers Global Real Estate
2007..     N/A        N/A        N/A          9.447     8.213         1
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Delaware Bond
2001..    10.000     9.981         1         10.000     9.982         1
2002..     N/A        N/A        N/A          9.982    10.805        13
2003..     N/A        N/A        N/A         10.805    11.391        49
2004..     N/A        N/A        N/A         11.391    11.787        76
2005..     N/A        N/A        N/A         11.787    11.888        78
2006..    11.749    12.105         1         11.888    12.233        72
2007..    12.105    12.517         1         12.233    12.675        69
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Delaware Growth and Income
2001..    10.000    10.101         1         10.000    10.103         1
2002..     N/A        N/A        N/A         10.103     7.739         5
2003..     7.337     9.824         1          7.739     9.864        17
2004..     9.824    10.789         1          9.864    10.855        26
2005..    10.789    11.167         1         10.855    11.258        33
2006..     N/A        N/A        N/A         11.258    12.431        26
2007..     N/A        N/A        N/A         12.431    12.962        18
----      ------    ------       ---         ------    ------       ---
Lincoln VIPT Delaware Managed
2001..    10.000    10.056         1         10.000    10.057         1
2002..     N/A        N/A        N/A          N/A        N/A        N/A
2003..     N/A        N/A        N/A          8.482    10.614        22
2004..     N/A        N/A        N/A         10.614    11.473        30
2005..     N/A        N/A        N/A         11.473    11.784        32
2006..     N/A        N/A        N/A         11.784    12.804        33
2007..    13.197    13.001         1         12.804    13.158        34
----      ------    ------       ---         ------    ------       ---



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Janus Aspen Worldwide Growth Portfolio
2001..    10.000    10.101         1         10.000    10.104         1
2002..    10.101     7.427         4         10.104     7.451         3
2003..     7.427     9.090         3          7.451     9.147         8
2004..     9.090     9.401         3          9.147     9.488         7
2005..     9.401     9.824         3          9.488     9.945         5
2006..     9.824    11.462         3          9.945    11.638        21
2007..    11.462    12.403         2         11.638    12.631        22
----      ------    ------         -         ------    ------        --
Lincoln VIP Core Fund(2)
2005..     N/A        N/A       N/A           N/A        N/A        N/A
2006..     N/A        N/A       N/A          10.658    11.617         1
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Growth Fund(3)
2005..     N/A        N/A       N/A           N/A        N/A        N/A
2006..     N/A        N/A       N/A          11.294    11.430         3
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Growth Opportunities(4)
2005..     N/A        N/A       N/A           N/A        N/A        N/A
2006..    13.272    12.434         1**       12.465    12.492         1
----      ------    ------      ----         ------    ------       ---
Lincoln VIP Money Market Fund
2001..    10.000    10.007         1         10.000    10.011         1
2002..    10.007    10.013        14         10.011    10.050        51
2003..    10.013     9.950         4         10.050    10.017        57
2004..     9.950     9.908         3         10.017    10.005        25
2005..     9.908    10.053         8         10.005    10.181        47
2006..    10.053    10.387         2         10.181    10.552        35
2007..    10.387    10.762        16         10.552    10.966       253
----      ------    ------      ----         ------    ------       ---
Lincoln VIPT Baron Growth Opportunities(5)
2006..     N/A        N/A       N/A           9.613    10.658        13
2007..    11.582    10.861         2         10.658    10.913        46
----      ------    ------      ----         ------    ------       ---
Lincol
VIPT
Capita
Growth
2007..     N/A        N/A       N/A          10.069    10.744         2
----      ------    ------      ----         ------    ------       ---
Lincol
VIPT
Cohen
&
Steers
Global
Real
Estate
2007..     8.723     8.236        11         10.089     8.251        43
----      ------    ------      ----         ------    ------       ---
Lincoln VIPT Delaware Bond
2001..    10.000     9.987         1         10.000     9.992         1
2002..     9.987    10.858        11          9.992    10.895        86
2003..    10.858    11.499        67         10.895    11.572       226
2004..    11.499    11.952        76         11.572    12.065       376
2005..    11.952    12.109       106         12.065    12.260       387
2006..    12.109    12.516        90         12.260    12.710       452
2007..    12.516    13.027        88         12.710    13.269       543
----      ------    ------      ----         ------    ------       ---
Lincoln VIPT Delaware Growth and Income
2001..    10.000    10.108         1         10.000    10.112         1
2002..    10.108     7.777         2         10.112     7.802        13
2003..     7.777     9.958        18          7.802    10.020        54
2004..     9.958    11.008        21         10.020    11.110        85
2005..    11.008    11.468        27         11.110    11.609       112
2006..    11.468    12.719        13         11.609    12.914       127
2007..    12.719    13.323        17         12.914    13.568       147
----      ------    ------      ----         ------    ------       ---
Lincoln VIPT Delaware Managed
2001..    10.000    10.062         1         10.000    10.066         1
2002..    10.062     8.832         8         10.066     8.864        12
2003..     8.832    10.714         6          8.864    10.785        58
2004..    10.714    11.634        15         10.785    11.745        82
2005..    11.634    12.003        28         11.745    12.155       128
2006..    12.003    13.100        42         12.155    13.306       175
2007..    13.100    13.524        41         13.306    13.777       180
----      ------    ------      ----         ------    ------       ---

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIPT Delaware Social Awareness
2001..    10.000    10.130         1         10.000    10.132         1
2002..     N/A        N/A       N/A          10.132     7.753         1
2003..     7.663    10.007         1          7.753    10.046        10
2004..    10.007    11.060         2         10.046    11.126        15
2005..    11.060    12.151         2         11.126    12.248        20
2006..    12.151    13.383         2         12.248    13.517        16
2007..    13.383    13.514         2         13.517    13.676        16
----      ------    ------      ----         ------    ------        --
Lincoln VIPT Delaware Special Opportunities
2001..    10.000    10.481         1         10.000    10.484         1
2002..     N/A        N/A       N/A          10.484     9.094         2
2003..     8.509    11.924         1**        9.094    11.975        12
2004..    11.924    14.356         1**       11.975    14.446        20
2005..    14.356    16.281         1**       14.446    16.416        26
2006..    16.281    18.530         1         16.416    18.721        21
2007..    18.530    18.864         1         18.721    19.096        19
----      ------    ------      ----         ------    ------        --
Lincoln VIPT FI Equity-Income
2001..    10.000    10.104         1         10.000    10.106         1
2002..     N/A        N/A       N/A          10.106     8.374         5
2003..     N/A        N/A       N/A           8.374    10.891        21
2004..     N/A        N/A       N/A          10.891    11.747        35
2005..     N/A        N/A       N/A          11.747    12.062        45
2006..     N/A        N/A       N/A          12.062    13.188        39
2007..     N/A        N/A       N/A          13.188    13.524        39
----      ------    ------      ----         ------    ------        --
Lincoln VIPT Janus Capital Appreciation
2001..    10.000     9.946         1         10.000     9.948         1
2002..     N/A        N/A       N/A           9.948     7.139         1**
2003..     N/A        N/A       N/A           7.139     9.292         8
2004..     N/A        N/A       N/A           9.292     9.613         9
2005..     N/A        N/A       N/A           9.613     9.843         8
2006..     N/A        N/A       N/A           9.843    10.608         7
2007..     N/A        N/A       N/A          10.608    12.552         5
----      ------    ------      ----         ------    ------        --
Lincoln VIPT Marsico International Growth
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT MFS Value
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Mid-Cap Growth
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Mid-Cap Value
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Mondrian International Value
2001..    10.000     9.988         1         10.000     9.990         1
2002..     N/A        N/A       N/A           9.990     8.759         1**
2003..     N/A        N/A       N/A           8.759    12.189         7
2004..     N/A        N/A       N/A          12.189    14.485        16
2005..     N/A        N/A       N/A          14.485    16.020        27
2006..     N/A        N/A       N/A          16.020    20.465        37
2007..    21.302    22.148         1         20.465    22.420        28
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT S&P 500 Index
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Small Cap Index
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT T. Rowe Price Growth Stock
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIPT Delaware Social Awareness
2001..    10.000    10.137         1         10.000    10.141         1
2002..    10.137     7.792        12         10.141     7.818         3
2003..     7.792    10.142        17          7.818    10.206        44
2004..    10.142    11.283        22         10.206    11.388        57
2005..    11.283    12.477        62         11.388    12.631        93
2006..    12.477    13.832        57         12.631    14.044       118
2007..    13.832    14.058        58         14.044    14.317       127
----      ------    ------        --         ------    ------       ---
Lincoln VIPT Delaware Special Opportunities
2001..    10.000    10.489         1         10.000    10.493         1
2002..    10.489     9.139         1         10.493     9.171        43
2003..     9.139    12.089         5          9.171    12.167        64
2004..    12.089    14.649        11         12.167    14.788       111
2005..    14.649    16.722        20         14.788    16.932       174
2006..    16.722    19.156        17         16.932    19.454       210
2007..    19.156    19.628        25         19.454    19.994       234
----      ------    ------        --         ------    ------       ---
Lincoln VIPT FI Equity-Income
2001..    10.000    10.111         1         10.000    10.114         1
2002..    10.110     8.416        15         10.114     8.443        13
2003..     8.416    10.994        35          8.443    11.063        63
2004..    10.994    11.912        41         11.063    12.023       121
2005..    11.912    12.286        32         12.023    12.438       134
2006..    12.286    13.494        29         12.438    13.702       175
2007..    13.494    13.900        29         13.702    14.156       188
----      ------    ------        --         ------    ------       ---
Lincoln VIPT Janus Capital Appreciation
2001..    10.000     9.952         1         10.000     9.957         1
2002..     9.952     7.175         1**        9.957     7.198         2
2003..     7.175     9.381         1**        7.198     9.440         6
2004..     9.381     9.749         2          9.440     9.840         6
2005..     9.749    10.027         2          9.840    10.151         3
2006..    10.027    10.855         2         10.151    11.022         4
2007..    10.855    12.903         2         11.022    13.141         8
----      ------    ------        --         ------    ------       ---
Lincol
VIPT
Marsic
Intern
Growth
2007..    11.713    11.170         1*        10.514    11.190        16
----      ------    ------        --         ------    ------       ---
Lincol
VIPT
MFS
Value
2007..    10.101     9.728         4          9.941     9.746         5
----      ------    ------        --         ------    ------       ---
Lincol
VIPT
Mid-Ca
Growth
2007..    10.612    10.969        15         10.289    10.989        21
----      ------    ------        --         ------    ------       ---
Lincol
VIPT
Mid-Ca
Value
2007..     N/A        N/A       N/A          10.000     8.670        17
----      ------    ------      ----         ------    ------       ---
Lincoln VIPT Mondrian International Value
2001..    10.000     9.994         1         10.000     9.998         1
2002..     9.994     8.801         1**        9.998     8.831         8
2003..     8.801    12.303         6          8.831    12.382        42
2004..    12.303    14.687        16         12.382    14.825        76
2005..    14.687    16.315        22         14.825    16.519       134
2006..    16.315    20.937        23         16.519    21.262       209
2007..    20.937    23.041        30         21.262    23.469       320
----      ------    ------      ----         ------    ------       ---
Lincol
VIPT
S&P
500
Index
2007..    11.515    11.497         1         11.639    11.587        33
----      ------    ------      ----         ------    ------       ---
Lincol
VIPT
Small
Cap
Index
2007..     9.440     9.164         1          9.871     9.181        15
----      ------    ------      ----         ------    ------       ---
Lincol
VIPT
T.
Rowe
Price
Growth
Stock
2007..    10.308     9.942         1          9.848     9.960         1
----      ------    ------      ----         ------    ------       ---

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2001.. 10.000      10.296          1         10.000    10.298         1
2002.. N/A           N/A         N/A          N/A        N/A        N/A
2003.. N/A           N/A         N/A          9.166     9.202         3
2004.. N/A           N/A         N/A          N/A        N/A        N/A
2005.. N/A           N/A         N/A          9.927    11.090         3
2006.. N/A           N/A         N/A         11.090    11.908         3
2007.. N/A           N/A         N/A         11.908    13.292         3
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Templeton Growth
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT UBS Global Asset Allocation
2001.. 10.000      10.070          1         10.000    10.072         1
2002.. N/A           N/A         N/A         10.072     8.710         2
2003.. N/A           N/A         N/A          8.710    10.305         2
2004.. N/A           N/A         N/A         10.305    11.497         3
2005.. N/A           N/A         N/A         11.497    12.067         4
2006.. N/A           N/A         N/A         12.067    13.578         8
2007.. N/A           N/A         N/A         13.578    14.193        22
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Value Opportunities
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire 2010 Profile
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire 2020 Profile
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire 2030 Profile
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire 2040 Profile
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire Aggressive Profile
2005.. N/A           N/A         N/A          N/A        N/A        N/A
2006.. N/A           N/A         N/A          N/A        N/A        N/A
2007.. N/A           N/A         N/A         12.703    13.520         8
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire Conservative Profile
2005.. N/A           N/A         N/A          N/A        N/A        N/A
2006.. N/A           N/A         N/A         10.345    10.981        24
2007.. N/A           N/A         N/A         10.981    11.600        18
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire Moderate Profile
2005.. N/A           N/A         N/A         10.442    10.463        20
2006.. N/A           N/A         N/A         10.463    11.492        61
2007.. N/A           N/A         N/A         11.492    12.308        89
----   ------      ------        ---         ------    ------       ---
Lincoln VIPT Wilshire Moderately Aggressive Profile
2005.. N/A           N/A         N/A         10.150    10.640        19
2006.. N/A           N/A         N/A         10.640    11.904        95
2007.. N/A           N/A         N/A         11.904    12.814       105
----   ------      ------        ---         ------    ------       ---
MFS (Reg. TM) VIT Core Equity
2001.. 10.000      10.097          1         10.000    10.099         1
2002.. N/A           N/A         N/A          N/A        N/A        N/A
2003.. N/A           N/A         N/A          8.299     8.739         4
2004.. N/A           N/A         N/A          8.739     9.658         1
2005.. N/A           N/A         N/A          9.658     9.650         1
2006.. N/A           N/A         N/A          N/A        N/A        N/A
2007.. N/A           N/A         N/A          N/A        N/A        N/A
----   ------      ------        ---         ------    ------       ---



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2001..    10.000    10.303         1         10.000    10.307         1
2002..     N/A        N/A       N/A          10.307     7.119         2
2003..     N/A        N/A       N/A           7.119     9.347        20
2004..     9.342    10.424         1          9.347    10.519        21
2005..    10.424    11.298         2         10.519    11.436        22
2006..    11.298    12.187         2         11.436    12.372         7
2007..    12.187    13.664         2         12.372    13.913        19
----      ------    ------      ----         ------    ------        --
Lincol
VIPT
Temple
Growth
2007..     9.642     9.813         2         10.200     9.831        15
----      ------    ------      ----         ------    ------        --
Lincoln VIPT UBS Global Asset Allocation
2001..    10.000    10.077         1         10.000    10.081         1
2002..    10.077     8.753         1**       10.081     8.783         1**
2003..     8.753    10.403         1**        8.783    10.470        16
2004..     N/A        N/A       N/A          10.470    11.769        19
2005..    11.659    12.291        12         11.769    12.445        23
2006..    12.291    13.893         4         12.445    14.109        61
2007..    13.893    14.587         1         14.109    14.858        95
----      ------    ------      ----         ------    ------        --
Lincol
VIPT
Value
Opport
2007..     9.563     9.375         3         10.094     9.392         9
----      ------    ------      ----         ------    ------        --
Lincol
VIPT
Wilshi
2010
Profil
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincol
VIPT
Wilshi
2020
Profil
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincol
VIPT
Wilshi
2030
Profil
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincol
VIPT
Wilshi
2040
Profil
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Wilshire Aggressive Profile
2005..     N/A        N/A       N/A          10.505    10.922        33
2006..     N/A        N/A       N/A          10.922    12.571        49
2007..     N/A        N/A       N/A          12.571    13.783        39
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Wilshire Conservative Profile
2005..    10.103    10.272        16          N/A        N/A       N/A
2006..    10.272    11.059         1         10.387    11.111         7
2007..    11.059    11.735        12         11.111    11.826        51
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Wilshire Moderate Profile
2005..    10.268    10.490        13         10.210    10.508        29
2006..    10.490    11.573         7         10.508    11.627        50
2007..    11.573    12.452        19         11.627    12.548       166
----      ------    ------      ----         ------    ------      ----
Lincoln VIPT Wilshire Moderately Aggressive Profile
2005..     N/A        N/A       N/A          10.252    10.686         3
2006..    10.983    11.988        90         10.686    12.045        61
2007..    11.988    12.963       107         12.045    13.063       219
----      ------    ------      ----         ------    ------      ----
MFS (Reg. TM) VIT Core Equity
2001..    10.000    10.104         1         10.000    10.108         1
2002..     N/A        N/A       N/A          10.108     7.033         4
2003..     N/A        N/A       N/A           7.033     8.868         8
2004..     N/A        N/A       N/A           8.868     9.874         6
2005..     N/A        N/A       N/A           9.874     9.941         5
2006..     N/A        N/A       N/A           9.941    11.200         5
2007..     N/A        N/A       N/A          11.200    12.325         3
----      ------    ------      ----         ------    ------      ----

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
MFS (Reg. TM) VIT Total Return Series
2001..    10.000    10.102         1         10.000    10.105         1
2002..     N/A        N/A       N/A          10.105     9.417         4
2003..    10.073    10.716         4          9.417    10.764        10
2004..    10.716    11.699         8         10.764    11.775        14
2005..    11.699    11.797         8         11.775    11.897        14
2006..    11.797    12.945         7         11.897    13.081        16
2007..    12.945    13.230         8         13.081    13.396        15
----      ------    ------      ----         ------    ------        --
MFS (Reg. TM) VIT Utilities Series
2001..    10.000     9.830         1         10.000     9.832         1
2002..     9.830     7.447         1**        9.832     7.462         1**
2003..     7.447     9.924         1          7.462     9.966         6
2004..     9.924    12.672         1          9.966    12.750        15
2005..    12.672    14.520         1         12.750    14.639        26
2006..    14.520    18.691         2         14.639    18.882        33
2007..    18.691    23.444         5         18.882    23.731        32
----      ------    ------      ----         ------    ------        --
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001..    10.000    10.170         1         10.000    10.172         1
2002..    10.170     7.048         1**       10.172     7.062         1
2003..     7.048     8.852         1          7.062     8.887         4
2004..     8.852    10.096         1          8.887    10.157        12
2005..    10.096    11.262         1         10.157    11.353        13
2006..    11.262    12.668         1         11.353    12.795        15
2007..    12.668    15.222         1         12.795    15.406        25
----      ------    ------      ----         ------    ------        --
Neuberger Berman AMT Regency Portfolio
2001..    10.000    10.504         1         10.000    10.507         1
2002..     N/A        N/A       N/A          10.507     9.237         1**
2003..    11.281    12.274         2          9.237    12.331         3
2004..    12.274    14.728         2         12.331    14.826         3
2005..    14.728    16.177         2         14.826    16.317         4
2006..    16.177    17.636         2         16.317    17.825         4
2007..    17.636    17.866         2         17.825    18.094         5
----      ------    ------      ----         ------    ------        --
Putnam VIT Health Sciences Fund
2001..    10.000     9.960         1         10.000     9.963         1
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     N/A        N/A       N/A           7.561     9.071         4
2004..     N/A        N/A       N/A           9.071     9.548         1
2005..     N/A        N/A       N/A           9.548    10.621         1
2006..     N/A        N/A       N/A           N/A        N/A       N/A
2007..     N/A        N/A       N/A           N/A        N/A       N/A
----      ------    ------      ----         ------    ------      ----
Wells Fargo VT Equity Income Fund
2001..     N/A        N/A       N/A           N/A        N/A       N/A
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     N/A        N/A       N/A           N/A        N/A       N/A
2004..     N/A        N/A       N/A          10.248    10.716         6
2005..     N/A        N/A       N/A          10.716    11.096         9
2006..     N/A        N/A       N/A          11.096    12.927         5
2007..     N/A        N/A       N/A          12.927    13.058         5
----      ------    ------      ----         ------    ------      ----
Wells Fargo VT Large Company Growth Fund
2001..     N/A        N/A       N/A           N/A        N/A       N/A
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     N/A        N/A       N/A           7.867     9.699         3
2004..     N/A        N/A       N/A           9.699     9.841         3
2005..     N/A        N/A       N/A           9.841    10.221         5
2006..     N/A        N/A       N/A          10.221    10.280         4
2007..     N/A        N/A       N/A          10.280    10.870         4
----      ------    ------      ----         ------    ------      ----



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
MFS (Reg. TM) VIT Total Return Series
2001..    10.000    10.109         1         10.000    10.113         1
2002..    10.109     9.460         1         10.113     9.495        15
2003..     9.460    10.862        10          9.495    10.935        53
2004..    10.862    11.936        11         10.935    12.052        65
2005..    11.936    12.114        15         12.052    12.268        73
2006..    12.114    13.380         8         12.268    13.591        85
2007..    13.380    13.764        23         13.591    14.023       100
----      ------    ------        --         ------    ------       ---
MFS (Reg. TM) VIT Utilities Series
2001..    10.000     9.837         1         10.000     9.840         1
2002..     N/A        N/A       N/A           9.840     7.525         1**
2003..     N/A        N/A       N/A           7.525    10.123        13
2004..    10.551    12.933         1         10.123    13.049        38
2005..    12.933    14.916        14         13.049    15.094        97
2006..    14.916    19.326        18         15.094    19.616       134
2007..    19.326    24.398        43         19.616    24.839       238
----      ------    ------      ----         ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2001..    10.000    10.177         1         10.000    10.181         1
2002..     N/A        N/A       N/A          10.181     7.121         3
2003..     7.458     8.974         3          7.121     9.029        21
2004..     8.974    10.303         4          9.029    10.397        48
2005..    10.303    11.567         6         10.397    11.708        67
2006..    11.567    13.096         8         11.708    13.295        72
2007..    13.096    15.839         9         13.295    16.128       134
----      ------    ------      ----         ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2001..    10.000    10.512         1         10.000    10.516         1
2002..    10.512     9.279         1         10.516     9.311         3
2003..     9.279    12.442         3          9.311    12.523        17
2004..    12.442    15.028         4         12.523    15.171        34
2005..    15.028    16.614         4         15.171    16.823        41
2006..    16.614    18.231         6         16.823    18.515        32
2007..    18.231    18.589         6         18.515    18.936        27
----      ------    ------      ----         ------    ------       ---
Putnam VIT Health Sciences Fund
2001..    10.000     9.967         1         10.000     9.971         1
2002..     9.967     7.839         1          9.971     7.862         5
2003..     7.839     9.161         1          7.862     9.215        12
2004..     9.161     9.687         2          9.215     9.773        10
2005..     9.687    10.823         2          9.773    10.953        12
2006..    10.823    10.982         1         10.953    11.147        13
2007..    10.982    10.775         1         11.147    10.970        12
----      ------    ------      ----         ------    ------       ---
Wells Fargo VT Equity Income Fund
2001..     N/A        N/A       N/A           N/A        N/A       N/A
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     7.439     9.894         1**        N/A        N/A       N/A
2004..     9.894    10.848         1**       10.203    10.930         3
2005..    10.848    11.283         1         10.930    11.403         5
2006..    11.283    13.204         1         11.403    13.384         8
2007..    13.204    13.398         1         13.384    13.621         4
----      ------    ------      ----         ------    ------      ----
Wells Fargo VT Large Company Growth Fund
2001..     N/A        N/A       N/A           N/A        N/A       N/A
2002..     N/A        N/A       N/A           N/A        N/A       N/A
2003..     N/A        N/A       N/A           8.975     9.817         1
2004..     N/A        N/A       N/A           9.817    10.036         1
2005..     N/A        N/A       N/A          10.036    10.502         1
2006..     N/A        N/A       N/A          10.502    10.642         1
2007..     N/A        N/A       N/A          10.642    11.338         3
----      ------    ------      ----         ------    ------      ----

                   EEB Rider                          EGMDB with
               with Bonus Credit                     Bonus Credit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Wells Fargo VT Small Cap Growth Fund*
2001.. N/A           N/A         N/A          N/A        N/A        N/A
2002.. N/A           N/A         N/A          N/A        N/A        N/A
2003.. N/A           N/A         N/A          7.884     9.749         3
2004.. N/A           N/A         N/A          9.749    10.899         3
2005.. N/A           N/A         N/A         10.899    11.379         4
2006.. N/A           N/A         N/A         11.379    13.726         3
2007.. N/A           N/A         N/A         13.726    15.350         3
----   ----------- -------- -------------    ------    ------       ---



                      with                          Contract Value
                     EGMDB                          Death Benefit
       ---------------------------------- ----------------------------------
        Accumulation unit                  Accumulation unit
              value                              value
       --------------------   Number of   --------------------   Number of
        Beginning   End of   accumulation  Beginning   End of   accumulation
        of period   period      units      of period   period      units
       ----------- -------- ------------- ----------- -------- -------------
       (Accumulation unit value in dollars and Number of accumulation units
                                   in thousands)
Wells Fargo VT Small Cap Growth Fund*
2001..     N/A        N/A       N/A           N/A        N/A        N/A
2002..     N/A        N/A       N/A           7.268     7.006         2
2003..     8.088     9.821         1**        7.006     9.868         2
2004..     9.821    11.028         1          9.868    11.115         8
2005..    11.028    11.566         1         11.115    11.692        11
2006..    11.566    14.014         3         11.692    14.209        15
2007..    14.014    15.743         2         14.209    16.011        21
----      ------    ------      ----         ------    ------       ---


* These values do not reflect the full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.

**All numbers less than 500 were rounded up to one.


(1) These subaccounts became available in the product in 2004, therefore experience is for less than one year.



(2) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(5)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states.

                                                                                                                    1) 4LATER(R)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                                                                       BENEFIT

                                                                                                                     2) LINCOLN
                                                                                                                      LIFETIME
                                                                                                                     INCOME(SM)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                 LINCOLN                                               BENEFIT
                                               LINCOLN           LIFETIME
                                                SMART           INCOME(SM)                                          3) i4LIFE(R)
                                             SECURITY(R)        ADVANTAGE                                             ADVANTAGE
                             LINCOLN          ADVANTAGE          (WITH OR                                            GUARANTEED
                              SMART             1-YR.            WITHOUT                                               INCOME
                           SECURITY(R)       AUTOMATIC           LINCOLN                                               BENEFIT
                            ADVANTAGE          STEP-UP           LIFETIME                                            (VERSION 2)
                              5-YR.            (PRIOR           INCOME(SM)                                             (PRIOR
                             ELECTIVE         VERSIONS          ADVANTAGE         i4LIFE(R)         4LATER(R)         VERSIONS
                             STEP-UP          MAY VARY)           PLUS)           ADVANTAGE         ADVANTAGE         MAY VARY)
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview            Designed to       Designed to       Designed to       Designed to       Designed to       Designed to use
                        guarantee that at guarantee that if guarantee that if provide an        guarantee today a the Income Base
                        least the entire  you make your     you make your     income program    future minimum    established under
                        amount of your    first withdrawal  first withdrawal  that combines     payout floor for  4LATER(R)
                        purchase payments on or after the   on or after the   variable lifetime i4LIFE(R)         Advantage (if
                        will be returned  date you reach    date you reach    income payments   Advantage regular 4LATER(R)
                        to you through    age 65, you are   age 59 1/2 (age   and a death       income payments,  Advantage
                        periodic          guaranteed        65 under Joint    benefit with the  regardless of     Guaranteed Income
                        withdrawals,      income            Life), you are    ability to make   investment        Benefit is
                        regardless of the for your life     guaranteed income withdrawals       performance, by   elected) or the
                        investment        (and your         for your life     during a defined  providing an      Guaranteed Amount
                        performance of    spouse's, under   (and your         period.           Income Base       under LINCOLN
                        the contract.     Joint Life        spouse's, under   .                 during the        Lifetime
                                          version), even    Joint Life                          accumulation      INCOME(SM)
                                          after the entire  version).                           period that can   Advantage (if
                                          amount of         .                                   be used to        LINCOLN LIFETIME
                                          purchase payments LINCOLN LIFETIME                    establish in the  INCOME(SM)
                                          has been returned INCOME(SM)                          future a          Advantage
                                          to you through    Advantage Plus is                   Guaranteed Income Guaranteed Income
                                          periodic          designed to                         Benefit with      Benefit is
                                          withdrawals. If   guarantee that                      i4LIFE(R)         elected) or the
                                          lifetime          contract value                      Advantage.        Account Value*
                                          withdrawals are   will not be less                    .                 established under
                                          not in effect,    than the initial                                      i4LIFE(R)
                                          you may make      purchase payment                                      Advantage (if
                                          periodic          (or contract                                          i4LIFE(R)
                                          withdrawals of    value on rider                                        Advantage
                                          the Guaranteed    date) at the end                                      Guaranteed Income
                                          Amount.           of a 7-year                                           Benefit is
                                                            period IF you                                         elected) to
                                                            make no                                               provide a minimum
                                                            withdrawals and                                       payout floor for
                                                            cancel the                                            i4LIFE(R)
                                                            LINCOLN LIFETIME                                      Advantage regular
                                                            INCOME(SM)                                            income payments,
                                                            Advantage at that                                     regardless of
                                                            time.                                                 investment
                                                                                                                  performance.

                                                                                                                  * Can instead
                                                                                                                    use the
                                                                                                                    remaining
                                                                                                                    Guaranteed
                                                                                                                    Amount under
                                                                                                                    LINCOLN
                                                                                                                    SMARTSECURITY(R)
                                                                                                                    Advantage

2.  Current Fee         0.45% of          0.65% (Single     0.75% of          Varies based on   0.50% of Income   0.50% added to
                        Guaranteed Amount Life) or 0.80%    Guaranteed Amount product and death Base              the i4LIFE(R)
                                          (Joint Life) of                     benefit option                      Advantage charge
                                          Guaranteed        (0.90% with
                                          Amount            LINCOLN LIFETIME  (assessed as a %                    (assessed as a %
                                                            INCOME(SM)        of account value,                   of account value,
                                                            Advantage Plus)   and only during                     and only during
                                                                              annuity payout                      annuity payout
                                                                              phase)                              phase)

3.  Guaranteed          0.95% of          1.50% of          1.50% of          Same as current   1.50% of Income   1.50% added to
    Maximum Fee         Guaranteed Amount Guaranteed Amount Guaranteed Amount fee               Base              the i4LIFE(R)
                                                                                                                  Advantage charge

                                                                                                                  (assessed as a %
                                                                                                                  of account value,
                                                                                                                  and only during
                                                                                                                  annuity payout
                                                                                                                  phase)

4.  Withdrawals         Yes-7% annually   Yes-5% annually   Yes-5% annually   Yes, during       Yes, only after   No
    Permitted                                                                 Access Period     you elect
                                                            Withdrawals                         i4LIFE(R)
                                                            negate LINCOLN                      Advantage
                                                            Lifetime
                                                            INCOME(SM)
                                                            Advantage Plus

5.  Payments for Life   No                Yes (if           Yes (if           Yes (if           If elect          Yes (if
                                          conditions are    conditions are    conditions are    i4LIFE(R)         conditions are
                                          met)              met)              met)              Advantage         met)

6.  Potential Increases Purchase Payments Purchase Payments Purchase Payments N/A               Purchase Payments Automatic 3-Year
    to Guaranteed                                                                                                 Step-Ups
    Amount, Income      Optional 5-Year   Automatic Annual  5% Enhancements                     15% Enhancements
    Base, or            Step-Ups          Step-Ups                                              (every 3 years)   (if conditions
    Guaranteed Income                                       Automatic Annual                                      are met)
    Benefit (as         (if conditions    (if conditions    Step-Ups                            Resets to
    applicable)         are met)          are met)                                              contract value
                                                            200% Step-Up
                                                                                                (if conditions
                                                            (if conditions                      are met)
                                                            are met)

7.  Investment          Option 1          Option 1          Option 2          None              Option 1          Option 1
    Requirements
                                                                                                                  Option 2 for
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit

8.  Ability to Make     Yes               Yes, after the    Yes--may impact   No (non-qualified Yes               No
    Additional                            first rider       the charge        contracts)
    Purchase                              anniversary, if
    Payments if                           cumulative                          Yes, during
    Contract Value is                     payments are over                   Access Period,
    greater than zero                     $100,000 and                        unless 4LATER(R)
                                          prior Home Office                   Advantage
                                          approval is                         Guaranteed
                                          provided                            Income Benefit or
                                                                              i4LIFE(R)
                                                                              Advantage
                                                                              Guaranteed Income
                                                                              Benefit has been
                                                                              elected
                                                                              (qualified
                                                                              contracts)

9.  Spousal             Yes               Yes               No                No                Yes (prior to     No
    Continuation                                                                                Periodic Income
                                                                                                Commencement
                                                                                                Date)

10. Ability to Cancel   Yes, after 5      Yes, after 5      Yes, after 7      No (non-qualified Yes, after 3      Yes, after 3
    Rider               years following   years following   Years             contracts)        years following   years following
                        the later of      the later of                                          the later of      the later of
                        rider effective   rider effective                     Yes, at any time  rider effective   rider effective
                        date or           date or                             (qualified        date or most      date or most
                        contractowner-    contractowner-                      contracts)        recent Reset      recent Reset (if
                        elected step-up   elected step-up                                                         4LATER(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed
                                                                                                                  Income Benefit or
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

                                                                                                                  Yes, at any time
                                                                                                                  (if i4LIFE(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

11. Nursing Home        No                No                Yes               No                No                No
    Benefit

12. May Elect Other     No                No                No                Limited to        No (prior to the  Limited to
    Living Benefit                                                            Guaranteed Income Periodic Income   i4LIFE(R)
    Riders                                                                    Benefit           Commencement      Advantage
                                                                                                Date)

Multi-Fund (Reg. TM) 5
Lincoln National
Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Multi-Fund (Reg. TM) 5 prospectus of Lincoln National Variable Annuity Account C dated April 30, 2008. You may obtain a copy of the Multi-Fund (Reg. TM) 5 prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-4LINCOLN (454-6265).




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-4
Advertising                                     B-4
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.

The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $43,591,657, $42,009,778 and $64,441,989 to LFA and Selling Firms in 2005, 2006 and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:

 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and the consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                               CONTRACT                     CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                               DUE FROM                      DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                          $    143,516     $     --    $    143,516     $     --       $    15     $    143,501
AIM V.I. International Growth                      768,499           --         768,499           --            69          768,430
ABVPSF Global Technology Class B                47,678,835      108,026      47,786,861           --         3,985       47,782,876
ABVPSF Growth and Income Class B                54,207,473       39,504      54,246,977           --         4,510       54,242,467
ABVPSF International Value Class B                 870,637           --         870,637           --            79          870,558
ABVPSF Small/Mid Cap Value Class A                 677,988        4,757         682,745           --            67          682,678
American Century VP Inflation Protection
   Class 2                                       2,057,390        6,378       2,063,768           --           192        2,063,576
American Century VP International                   27,236           --          27,236           --             1           27,235
American Funds Global Growth Class 2           100,631,285      213,166     100,844,451           --         8,432      100,836,019
American Funds Growth Class 2                  869,173,300      398,508     869,571,808           --        72,589      869,499,219
American Funds Growth-Income Class 2           211,187,409      116,055     211,303,464           --        17,942      211,285,522
American Funds International Class 2           408,346,795      295,427     408,642,222           --        34,130      408,608,092
Delaware VIPT Capital Reserves Service Class       128,447           --         128,447           --            13          128,434
Delaware VIPT Diversified Income               125,227,571      169,451     125,397,022           --        10,351      125,386,671
Delaware VIPT Diversified Income Service
   Class                                        18,879,945       85,922      18,965,867           --         1,724       18,964,143
Delaware VIPT Emerging Markets Service
   Class                                         3,224,530       15,536       3,240,066           --           305        3,239,761
Delaware VIPT High Yield                        20,552,493       20,559      20,573,052           --         1,701       20,571,351
Delaware VIPT High Yield Service Class           1,959,875        5,848       1,965,723           --           161        1,965,562
Delaware VIPT REIT                             175,488,398           --     175,488,398      455,976        14,412      175,018,010
Delaware VIPT REIT Service Class                 8,391,542       34,415       8,425,957           --           684        8,425,273
Delaware VIPT Small Cap Value Service Class    260,593,758           --     260,593,758      225,367        21,680      260,346,711
Delaware VIPT Trend                            275,768,009           --     275,768,009       12,965        23,058      275,731,986
Delaware VIPT Trend Service Class                4,134,774       10,634       4,145,408           --           344        4,145,064
Delaware VIPT U.S. Growth Service Class             33,107           --          33,107           --             4           33,103
Delaware VIPT Value                            197,174,899           --     197,174,899      160,246        16,480      196,998,173
Delaware VIPT Value Service Class                7,037,355       57,852       7,095,207           --           584        7,094,623
DWS VIP Equity 500 Index                       258,547,079      193,442     258,740,521           --        21,514      258,719,007
DWS VIP Equity 500 Index Service Class           4,254,989       18,852       4,273,841           --           353        4,273,488
DWS VIP Small Cap Index                         59,348,210        1,975      59,350,185           --         4,956       59,345,229
DWS VIP Small Cap Index Service Class            2,516,524       58,521       2,575,045           --           208        2,574,837
Fidelity VIP Contrafund Service Class          304,678,504      195,812     304,874,316           --        25,469      304,848,847
Fidelity VIP Contrafund Service Class 2         19,882,608       45,413      19,928,021           --         1,646       19,926,375
Fidelity VIP Growth Service Class              111,444,235      256,979     111,701,214           --         9,262      111,691,952
Fidelity VIP Growth Service Class 2              2,148,825        5,752       2,154,577           --           178        2,154,399
Fidelity VIP Mid Cap Service Class 2             1,684,791           --       1,684,791           11           155        1,684,625
FTVIPT Franklin Income Securities Class 2        1,789,017           --       1,789,017           17           198        1,788,802
FTVIPT Mutual Shares Securities Class 2          1,207,671           --       1,207,671           --           115        1,207,556
FTVIPT Templeton Global Income Securities
   Class 2                                       1,347,487        4,070       1,351,557           --           128        1,351,429
Janus Aspen Series Worldwide Growth                730,553           --         730,553           --            47          730,506
Lincoln VIPT Baron Growth Opportunities
   Service Class                               175,831,516       26,958     175,858,474           --        14,614      175,843,860
Lincoln VIPT Capital Growth Service Class           24,409           --          24,409           --             2           24,407
Lincoln VIPT Cohen & Steers Global Real
   Estate                                        3,170,701        4,810       3,175,511           --           263        3,175,248
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                            635,193        3,857         639,050           --            60          638,990
Lincoln VIPT Delaware Bond                     369,818,438      193,583     370,012,021           --        30,636      369,981,385
Lincoln VIPT Delaware Bond Service Class        10,319,878       87,582      10,407,460           --           847       10,406,613

See accompanying notes.

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                       CONTRACT                       CONTRACT      GUARANTEE
                                                      PURCHASES                     REDEMPTIONS      CHARGES
                                                       DUE FROM                        DUE TO       PAYABLE TO
                                                     THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                    NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                      INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                            INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY        COMPANY      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth
   and Income                       $1,751,451,420     $ 10,875    $1,751,462,295     $     --       $145,354    $1,751,316,941
Lincoln VIPT Delaware Growth
   and Income Service Class              2,848,985        6,265         2,855,250           --            236         2,855,014
Lincoln VIPT Delaware Managed          456,520,206           --       456,520,206      230,787         37,864       456,251,555
Lincoln VIPT Delaware Managed
   Service Class                         2,966,688       13,917         2,980,605           --            245         2,980,360
Lincoln VIPT Delaware
   Social Awareness                    876,957,404           --       876,957,404      107,271         72,780       876,777,353
Lincoln VIPT Delaware Social
   Awareness Service Class               5,729,000       26,557         5,755,557           --            474         5,755,083
Lincoln VIPT Delaware
   Special Opportunities               669,849,023           --       669,849,023      676,090         55,594       669,117,339
Lincoln VIPT Delaware Special
   Opportunities Service Class          12,439,018        5,112        12,444,130           --          1,030        12,443,100
Lincoln VIPT FI Equity-Income          594,945,366      134,116       595,079,482           --         49,429       595,030,053
Lincoln VIPT FI Equity-Income
   Service Class                         5,115,529       14,038         5,129,567           --            423         5,129,144
Lincoln VIPT Janus
   Capital Appreciation                465,087,132       57,469       465,144,601           --         38,591       465,106,010
Lincoln VIPT Janus Capital
   Appreciation Service Class              664,571        3,404           667,975           --             55           667,920
Lincoln VIPT Marsico
   International Growth
   Service Class                           191,103           --           191,103           --             16           191,087
Lincoln VIPT MFS Value
   Service Class                            81,582           --            81,582           --              8            81,574
Lincoln VIPT Mid-Cap Growth
   Service Class                           415,418           --           415,418           --             40           415,378
Lincoln VIPT Mid-Cap Value
   Service Class                           150,467           --           150,467           --             12           150,455
Lincoln VIPT Mondrian
   International Value                 578,535,005           --       578,535,005      111,003         47,973       578,376,029
Lincoln VIPT Mondrian
   International Value
   Service Class                        10,347,314       43,246        10,390,560           --            854        10,389,706
Lincoln VIPT Money Market              118,090,316       61,982       118,152,298           --          9,791       118,142,507
Lincoln VIPT Money Market
   Service Class                         2,527,133        8,432         2,535,565           --            208         2,535,357
Lincoln VIPT S&P 500 Index               2,958,166           --         2,958,166          452            248         2,957,466
Lincoln VIPT S&P 500 Index
   Service Class                            41,354          268            41,622           --              3            41,619
Lincoln VIPT Small-Cap Index             2,761,077           --         2,761,077       10,947            230         2,749,900
Lincoln VIPT Small-Cap Index
   Service Class                           210,215          174           210,389           --             18           210,371
Lincoln VIPT T. Rowe Price
   Growth Stock Service Class               12,044           --            12,044           --              1            12,043
Lincoln VIPT T. Rowe Price
   Structured Mid-Cap Growth           195,129,096       28,822       195,157,918           --         16,178       195,141,740
Lincoln VIPT T. Rowe Price
   Structured Mid-Cap Growth
   Service Class                         1,745,603           --         1,745,603       12,746            144         1,732,713
Lincoln VIPT Templeton Growth
   Service Class                           172,777           --           172,777           --             15           172,762
Lincoln VIPT UBS Global
   Asset Allocation                    229,163,002           --       229,163,002       93,637         18,991       229,050,374
Lincoln VIPT UBS Global Asset
   Allocation Service Class              1,547,328        4,358         1,551,686           --            128         1,551,558
Lincoln VIPT Value Opportunities
   Service Class                           108,825           --           108,825           --             10           108,815
Lincoln VIPT Wilshire 2010 Profile       1,238,486           --         1,238,486       27,675            102         1,210,709
Lincoln VIPT Wilshire 2010 Profile
   Service Class                             6,843          632             7,475           --              1             7,474
Lincoln VIPT Wilshire 2020 Profile       1,424,755           --         1,424,755        6,622            118         1,418,015
Lincoln VIPT Wilshire 2020 Profile
   Service Class                           166,031        1,367           167,398           --             14           167,384
Lincoln VIPT Wilshire 2030 Profile         603,330           12           603,342           --             50           603,292
Lincoln VIPT Wilshire 2030 Profile
   Service Class                            86,263        1,518            87,781           --              7            87,774
Lincoln VIPT Wilshire 2040 Profile         236,557          197           236,754           --             20           236,734

                                                                                                MORTALITY &
                                                                                                  EXPENSE
                                                      CONTRACT                     CONTRACT      GUARANTEE
                                                     PURCHASES                   REDEMPTIONS      CHARGES
                                                      DUE FROM                      DUE TO       PAYABLE TO
                                                    THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                   NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                     INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                           INVESTMENTS      COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2040 Profile
   Service Class                     $    175,541    $  1,441     $    176,982    $    --        $    15      $    176,967
Lincoln VIPT Wilshire Aggressive
   Profile                             14,814,922          --       14,814,922      6,775          1,226        14,806,921
Lincoln VIPT Wilshire Aggressive
   Profile Service Class                5,173,842      40,204        5,214,046         --            435         5,213,611
Lincoln VIPT Wilshire Conservative
   Profile                             19,294,151     122,317       19,416,468         --          1,598        19,414,870
Lincoln VIPT Wilshire Conservative
   Profile Service Class                3,761,815      15,289        3,777,104         --            336         3,776,768
Lincoln VIPT Wilshire Moderate
   Profile                             38,731,218      47,110       38,778,328         --          3,276        38,775,052
Lincoln VIPT Wilshire Moderate
   Profile Service Class               15,568,701      67,313       15,636,014         --          1,544        15,634,470
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                  35,114,446      29,388       35,143,834         --          2,911        35,140,923
Lincoln VIPT Wilshire Moderately
   Aggressive Profile Service Class    16,857,078      88,676       16,945,754         --          1,557        16,944,197
MFS VIT Core Equity                        34,800          --           34,800         --              3            34,797
MFS VIT Total Return                    2,277,309          --        2,277,309         --            216         2,277,093
MFS VIT Utilities                     328,022,602     190,845      328,213,447         --         27,320       328,186,127
MFS VIT Utilities Service Class        12,686,957      62,591       12,749,548         --          1,050        12,748,498
NB AMT Mid-Cap Growth                 192,828,745          --      192,828,745     25,131         16,016       192,787,598
NB AMT Partners                            31,615          --           31,615         --              1            31,614
NB AMT Regency                            847,318          --          847,318         17             92           847,209
Putnam VT Health Sciences Class IB        145,256          --          145,256         --             12           145,244
WFVT Advantage Equity Income              155,404         213          155,617         --             19           155,598
WFVT Advantage Large Company Growth        74,869          --           74,869         --              9            74,860
WFVT Advantage Small Cap Growth           427,212          --          427,212         --             40           427,172

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                               DIVIDENDS
                                                  FROM       MORTALITY AND         NET
                                               INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                       INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------
AIM V.I. Core Equity                          $     1,610    $     (2,133)     $      (523)
AIM V.I. International Growth                       3,114          (8,407)          (5,293)
ABVPSF Global Technology Class B                       --        (366,572)        (366,572)
ABVPSF Growth and Income Class B                  678,899        (571,938)         106,961
ABVPSF International Value Class B                  7,850          (9,405)          (1,555)
ABVPSF Small/Mid Cap Value Class A                  8,011          (8,697)            (686)
American Century VP Inflation Protection
   Class 2                                         68,753         (18,731)          50,022
American Century VP International                     231            (168)              63
American Funds Global Growth Class 2            2,389,537        (836,097)       1,553,440
American Funds Growth Class 2                   6,664,924      (8,624,479)      (1,959,555)
American Funds Growth-Income Class 2            3,182,100      (1,988,908)       1,193,192
American Funds International Class 2            5,668,301      (3,577,524)       2,090,777
Delaware VIPT Capital Reserves Service Class        4,827          (1,353)           3,474
Delaware VIPT Diversified Income                2,884,549      (1,038,182)       1,846,367
Delaware VIPT Diversified Income Service
   Class                                          300,471        (148,329)         152,142
Delaware VIPT Emerging Markets Service Class       23,071         (24,584)          (1,513)
Delaware VIPT Global Bond                           3,178             (39)           3,139
Delaware VIPT High Yield                        1,369,147        (210,214)       1,158,933
Delaware VIPT High Yield Service Class             72,172         (14,461)          57,711
Delaware VIPT REIT                              4,292,871      (2,766,506)       1,526,365
Delaware VIPT REIT Service Class                   93,636         (88,412)           5,224
Delaware VIPT Small Cap Value Service Class       883,825      (3,244,129)      (2,360,304)
Delaware VIPT Trend                                    --      (2,920,510)      (2,920,510)
Delaware VIPT Trend Service Class                      --         (35,544)         (35,544)
Delaware VIPT U.S. Growth Service Class                --            (789)            (789)
Delaware VIPT Value                             3,524,286      (2,232,640)       1,291,646
Delaware VIPT Value Service Class                  68,738         (61,251)           7,487
DWS VIP Equity 500 Index                        4,126,646      (2,749,432)       1,377,214
DWS VIP Equity 500 Index Service Class             41,043         (36,299)           4,744
DWS VIP Small Cap Index                           613,508        (693,251)         (79,743)
DWS VIP Small Cap Index Service Class              12,809         (22,674)          (9,865)
Fidelity VIP Contrafund Service Class           2,447,049      (2,812,760)        (365,711)
Fidelity VIP Contrafund Service Class 2           138,581        (153,873)         (15,292)
Fidelity VIP Growth Service Class                 488,047        (828,631)        (340,584)
Fidelity VIP Growth Service Class 2                 4,287         (14,133)          (9,846)
Fidelity VIP Mid Cap Service Class 2                6,575         (14,283)          (7,708)
FTVIPT Franklin Income Securities Class 2          27,831         (13,513)          14,318
FTVIPT Mutual Shares Securities Class 2             7,613          (7,263)             350
FTVIPT Templeton Global Income Securities
   Class 2                                         19,040          (8,338)          10,702
Janus Aspen Series Worldwide Growth                 5,427          (5,798)            (371)
Lincoln VIPT Baron Growth Opportunities
   Service Class                                       --      (1,896,329)      (1,896,329)
Lincoln VIPT Capital Growth Service Class              --             (69)             (69)
Lincoln VIPT Cohen & Steers Global Real
   Estate                                          15,436         (11,191)           4,245
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                             2,104          (2,287)            (183)
Lincoln VIPT Core                                      --             (21)             (21)
Lincoln VIPT Delaware Bond                     17,951,491      (3,664,760)      14,286,731
Lincoln VIPT Delaware Bond Service Class          461,293         (85,727)         375,566
Lincoln VIPT Delaware Growth and Income        21,050,493     (18,787,971)       2,262,522
Lincoln VIPT Delaware Growth and Income
   Service Class                                   27,084         (25,368)           1,716
Lincoln VIPT Delaware Managed                  11,352,264      (4,942,281)       6,409,983
Lincoln VIPT Delaware Managed Service Class        62,163         (25,642)          36,521
Lincoln VIPT Delaware Social Awareness          7,945,434      (9,739,222)      (1,793,788)
Lincoln VIPT Delaware Social Awareness
   Service Class                                   36,372         (48,559)         (12,187)
Lincoln VIPT Delaware Special Opportunities     6,853,080      (7,522,151)        (669,071)
Lincoln VIPT Delaware Special Opportunities
   Service Class                                   93,197        (109,421)         (16,224)
Lincoln VIPT FI Equity-Income                   7,432,932      (6,599,309)         833,623
Lincoln VIPT FI Equity-Income Service Class        49,534         (46,052)           3,482

See accompanying notes.

                                                                DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                  FROM           TOTAL        IN UNREALIZED     (DECREASE)
                                               NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                GAIN (LOSS)     GAIN ON       GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                    ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                           $     6,128     $        --   $     6,128     $       6,066    $     11,671
AIM V.I. International Growth                       33,942              --        33,942            66,560          95,209
ABVPSF Global Technology Class B                 1,103,513              --     1,103,513         4,742,782       5,479,723
ABVPSF Growth and Income Class B                 1,463,351       2,792,607     4,255,958        (2,140,996)      2,221,923
ABVPSF International Value Class B                  43,388          29,423        72,811           (48,687)         22,569
ABVPSF Small/Mid Cap Value Class A                  18,314          59,242        77,556           (94,857)        (17,987)
American Century VP Inflation Protection
   Class 2                                           1,700              --         1,700            73,913         125,635
American Century VP International                    4,365              --         4,365               166           4,594
American Funds Global Growth Class 2               443,223       3,257,852     3,701,075         4,636,189       9,890,704
American Funds Growth Class 2                   11,712,673      57,970,118    69,682,791        21,060,520      88,783,756
American Funds Growth-Income Class 2               620,328       6,191,346     6,811,674        (1,975,628)      6,029,238
American Funds International Class 2             5,225,578      16,720,963    21,946,541        34,792,619      58,829,937
Delaware VIPT Capital Reserves Service Class           (41)             --           (41)             (269)          3,164
Delaware VIPT Diversified Income                   101,836         235,844       337,680         4,281,080       6,465,127
Delaware VIPT Diversified Income Service
   Class                                            58,078          26,482        84,560           553,906         790,608
Delaware VIPT Emerging Markets Service Class        84,486         112,681       197,167           396,984         592,638
Delaware VIPT Global Bond                           (7,543)             --        (7,543)            4,700             296
Delaware VIPT High Yield                             7,644              --         7,644          (956,814)        209,763
Delaware VIPT High Yield Service Class              (1,282)             --        (1,282)          (55,041)          1,388
Delaware VIPT REIT                              14,143,320      64,248,525    78,391,845      (116,013,078)    (36,094,868)
Delaware VIPT REIT Service Class                   (83,574)      1,691,926     1,608,352        (3,129,740)     (1,516,164)
Delaware VIPT Small Cap Value Service Class     13,821,348      26,504,811    40,326,159       (59,985,160)    (22,019,305)
Delaware VIPT Trend                             12,457,945       1,966,547    14,424,492        15,546,920      27,050,902
Delaware VIPT Trend Service Class                   17,294          21,414        38,708           266,285         269,449
Delaware VIPT U.S. Growth Service Class             (1,082)             --        (1,082)            2,351             480
Delaware VIPT Value                              5,903,894       5,562,656    11,466,550       (20,232,239)     (7,474,043)
Delaware VIPT Value Service Class                   14,172         126,236       140,408          (518,289)       (370,394)
DWS VIP Equity 500 Index                         6,520,621              --     6,520,621         3,940,931      11,838,766
DWS VIP Equity 500 Index Service Class              26,247              --        26,247            73,860         104,851
DWS VIP Small Cap Index                          2,672,160       4,496,041     7,168,201        (8,606,364)     (1,517,906)
DWS VIP Small Cap Index Service Class                5,222         134,019       139,241          (227,622)        (98,246)
Fidelity VIP Contrafund Service Class            3,116,744      73,056,080    76,172,824       (34,371,097)     41,436,016
Fidelity VIP Contrafund Service Class 2             48,532       4,726,232     4,774,764        (2,509,425)      2,250,047
Fidelity VIP Growth Service Class               (1,766,929)         91,303    (1,675,626)       19,314,766      17,298,556
Fidelity VIP Growth Service Class 2                 27,484           1,325        28,809           277,482         296,445
Fidelity VIP Mid Cap Service Class 2                10,554          94,997       105,551            47,574         145,417
FTVIPT Franklin Income Securities Class 2            8,298           5,161        13,459           (37,339)         (9,562)
FTVIPT Mutual Shares Securities Class 2             (4,676)         18,638        13,962           (34,703)        (20,391)
FTVIPT Templeton Global Income Securities
   Class 2                                           5,329              --         5,329            47,304          63,335
Janus Aspen Series Worldwide Growth                 16,826              --        16,826            41,101          57,556
Lincoln VIPT Baron Growth Opportunities
   Service Class                                 6,867,807      20,214,281    27,082,088       (20,476,308)      4,709,451
Lincoln VIPT Capital Growth Service Class                4              --             4             1,534           1,469
Lincoln VIPT Cohen & Steers Global Real
   Estate                                            3,835              --         3,835          (328,455)       (320,375)
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                             (7,659)             --        (7,659)          (55,694)        (63,536)
Lincoln VIPT Core                                      765              --           765              (682)             62
Lincoln VIPT Delaware Bond                         709,248              --       709,248           564,661      15,560,640
Lincoln VIPT Delaware Bond Service Class            (4,054)             --        (4,054)           (8,098)        363,414
Lincoln VIPT Delaware Growth and Income         52,488,617              --    52,488,617        42,516,707      97,267,846
Lincoln VIPT Delaware Growth and Income
   Service Class                                    16,803              --        16,803            74,565          93,084
Lincoln VIPT Delaware Managed                   11,235,554      10,805,165    22,040,719       (10,281,581)     18,169,121
Lincoln VIPT Delaware Managed Service Class         17,062          57,759        74,821           (49,128)         62,214
Lincoln VIPT Delaware Social Awareness          33,974,459              --    33,974,459        (9,392,765)     22,787,906
Lincoln VIPT Delaware Social Awareness
   Service Class                                     9,264              --         9,264             9,202           6,279
Lincoln VIPT Delaware Special Opportunities     40,573,542      52,199,588    92,773,130       (68,847,521)     23,256,538
Lincoln VIPT Delaware Special Opportunities
   Service Class                                    23,957         807,171       831,128          (752,828)         62,076
Lincoln VIPT FI Equity-Income                   16,981,193      59,922,458    76,903,651       (54,428,863)     23,308,411
Lincoln VIPT FI Equity-Income Service Class         13,441         443,719       457,160          (360,592)        100,050

                                                DIVIDENDS
                                                   FROM       MORTALITY AND         NET
                                                INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                        INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------
Lincoln VIPT Growth                            $        --     $      (341)     $      (341)
Lincoln VIPT Growth Opportunities Service
   Class                                                --             (54)             (54)
Lincoln VIPT Janus Capital Appreciation          1,184,404      (4,547,657)      (3,363,253)
Lincoln VIPT Janus Capital Appreciation
   Service Class                                       342          (4,890)          (4,548)
Lincoln VIPT Marsico International Growth
   Service Class                                       628            (336)             292
Lincoln VIPT MFS Value Service Class                   567            (280)             287
Lincoln VIPT Mid-Cap Growth Service Class               --          (1,644)          (1,644)
Lincoln VIPT Mid-Cap Value Service Class               254            (554)            (300)
Lincoln VIPT Mondrian International Value       11,501,965      (5,963,426)       5,538,539
Lincoln VIPT Mondrian International Value
   Service Class                                   174,286         (81,237)          93,049
Lincoln VIPT Money Market                        5,001,526      (1,043,418)       3,958,108
Lincoln VIPT Money Market Service Class             72,520         (15,907)          56,613
Lincoln VIPT S&P 500 Index                          24,399          (9,118)          15,281
Lincoln VIPT S&P 500 Index Service Class               309            (187)             122
Lincoln VIPT Small-Cap Index                        15,768         (10,363)           5,405
Lincoln VIPT Small-Cap Index Service Class             599            (490)             109
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                        16             (57)             (41)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                               --      (1,997,219)      (1,997,219)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                                 --         (14,053)         (14,053)
Lincoln VIPT Templeton Growth Service Class          2,454            (398)           2,056
Lincoln VIPT UBS Global Asset Allocation         3,942,693      (2,388,497)       1,554,196
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                    20,394         (13,023)           7,371
Lincoln VIPT Value Opportunities Service
   Class                                               517            (231)             286
Lincoln VIPT Wilshire 2010 Profile                   3,368          (2,529)             839
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                         1              (3)              (2)
Lincoln VIPT Wilshire 2020 Profile                   4,348          (4,642)            (294)
Lincoln VIPT Wilshire 2020 Profile Service
   Class                                               360            (321)              39
Lincoln VIPT Wilshire 2030 Profile                   1,653          (1,461)             192
Lincoln VIPT Wilshire 2030 Profile Service
   Class                                               166            (197)             (31)
Lincoln VIPT Wilshire 2040 Profile                   1,692            (642)           1,050
Lincoln VIPT Wilshire 2040 Profile Service
   Class                                               270            (159)             111
Lincoln VIPT Wilshire Aggressive Profile           122,310        (127,968)          (5,658)
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                    27,501         (37,972)         (10,471)
Lincoln VIPT Wilshire Conservative Profile         331,495        (137,728)         193,767
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                    50,665         (24,713)          25,952
Lincoln VIPT Wilshire Moderate Profile             480,041        (314,680)         165,361
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                   159,710        (143,616)          16,094
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                         519,233        (291,523)         227,710
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                           190,737        (136,275)          54,462
MFS VIT Core Equity                                    186            (667)            (481)
MFS VIT Total Return                                47,813         (25,659)          22,154
MFS VIT Utilities                                2,330,539      (2,739,392)        (408,853)
MFS VIT Utilities Service Class                     60,554         (90,733)         (30,179)
NB AMT Mid-Cap Growth                                   --      (1,659,517)      (1,659,517)
NB AMT Partners                                        198            (172)              26
NB AMT Regency                                       3,975         (11,406)          (7,431)
Putnam VT Health Sciences Class IB                   1,274          (1,623)            (349)
WFVT Advantage Equity Income                         2,283          (2,129)             154
WFVT Advantage Large Company Growth                     --          (1,180)          (1,180)
WFVT Advantage Small Cap Growth                         --          (4,654)          (4,654)

See accompanying notes.

                                                                 DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                   FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                 GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                     ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Growth                             $     9,975     $        --    $     9,975      $    (4,749)    $     4,885
Lincoln VIPT Growth Opportunities Service
   Class                                                607              --            607              (44)            509
Lincoln VIPT Janus Capital Appreciation           3,393,794              --      3,393,794       79,777,715      79,808,256
Lincoln VIPT Janus Capital Appreciation
   Service Class                                     10,124              --         10,124           80,197          85,773
Lincoln VIPT Marsico International Growth
   Service Class                                          6              --              6           (1,469)         (1,171)
Lincoln VIPT MFS Value Service Class                     42              --             42           (1,800)         (1,471)
Lincoln VIPT Mid-Cap Growth Service Class                54              --             54           15,061          13,471
Lincoln VIPT Mid-Cap Value Service Class               (942)             --           (942)         (13,801)        (15,043)
Lincoln VIPT Mondrian International Value        30,694,208      15,127,337     45,821,545        6,477,781      57,837,865
Lincoln VIPT Mondrian International Value
   Service Class                                     67,024         223,818        290,842          298,789         682,680
Lincoln VIPT Money Market                                --              --             --               --       3,958,108
Lincoln VIPT Money Market Service Class                  --              --             --               --          56,613
Lincoln VIPT S&P 500 Index                           (7,365)             --         (7,365)         (54,110)        (46,194)
Lincoln VIPT S&P 500 Index Service Class               (336)             --           (336)            (872)         (1,086)
Lincoln VIPT Small-Cap Index                        (19,813)             --        (19,813)        (169,158)       (183,566)
Lincoln VIPT Small-Cap Index Service Class           (1,444)             --         (1,444)          (5,438)         (6,773)
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                          1              --              1              (31)            (71)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                        (2,446,588)             --     (2,446,588)      27,799,607      23,355,800
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth Service Class                              19,580              --         19,580          131,771         137,298
Lincoln VIPT Templeton Growth Service Class            (488)             --           (488)          (6,535)         (4,967)
Lincoln VIPT UBS Global Asset Allocation          5,466,028      10,793,150     16,259,178       (5,387,538)     12,425,836
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                      8,333          62,716         71,049          (20,465)         57,955
Lincoln VIPT Value Opportunities Service
   Class                                               (766)             --           (766)          (7,484)         (7,964)
Lincoln VIPT Wilshire 2010 Profile                    2,596              --          2,596           14,202          17,637
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                          1              --              1               80              79
Lincoln VIPT Wilshire 2020 Profile                    2,634              --          2,634           27,149          29,489
Lincoln VIPT Wilshire 2020 Profile Service
   Class                                                 (8)             --             (8)           1,310           1,341
Lincoln VIPT Wilshire 2030 Profile                     (681)             --           (681)           5,291           4,802
Lincoln VIPT Wilshire 2030 Profile Service
   Class                                                191              --            191              764             924
Lincoln VIPT Wilshire 2040 Profile                       75              --             75              323           1,448
Lincoln VIPT Wilshire 2040 Profile Service
   Class                                                (27)             --            (27)             493             577
Lincoln VIPT Wilshire Aggressive Profile            340,844         173,634        514,478          544,605       1,053,425
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                     88,217          52,190        140,407          182,280         312,216
Lincoln VIPT Wilshire Conservative Profile          169,560          64,868        234,428          362,236         790,431
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                     25,850           9,579         35,429           67,505         128,886
Lincoln VIPT Wilshire Moderate Profile              282,342         150,594        432,936        1,590,919       2,189,216
Lincoln VIPT Wilshire Moderate Profile
   Service Class                                     88,611          56,809        145,420          585,401         746,915
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                          374,759         329,729        704,488        1,279,643       2,211,841
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                             56,213         135,617        191,830          552,601         798,893
MFS VIT Core Equity                                  12,861              --         12,861           (8,482)          3,898
MFS VIT Total Return                                 30,315          45,714         76,029          (45,240)         52,943
MFS VIT Utilities                                 5,283,491      16,892,825     22,176,316       36,829,797      58,597,260
MFS VIT Utilities Service Class                      91,212         519,911        611,123        1,312,179       1,893,123
NB AMT Mid-Cap Growth                             1,569,523              --      1,569,523       28,460,082      28,370,088
NB AMT Partners                                         109           3,104          3,213             (629)          2,610
NB AMT Regency                                       46,597          23,884         70,481          (57,681)          5,369
Putnam VT Health Sciences Class IB                    3,016              --          3,016           (4,681)         (2,014)
WFVT Advantage Equity Income                         20,726          10,972         31,698          (31,964)           (112)
WFVT Advantage Large Company Growth                   8,661              --          8,661           (3,014)          4,467
WFVT Advantage Small Cap Growth                      10,898          62,040         72,938          (31,619)         36,665

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                                              ABVPSF
                                                               AIM V.I.       GLOBAL         ABVPSF
                                                 AIM V.I.   INTERNATIONAL   TECHNOLOGY       GROWTH
                                               CORE EQUITY     GROWTH        CLASS B        CLASS B
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $     --      $385,241     $36,486,619   $ 13,174,220
Changes From Operations:
   - Net investment income (loss)                   (591)        1,356        (338,890)       (54,206)
   - Net realized gain (loss) on investments         108         7,230         713,132      1,303,239
   - Net change in unrealized appreciation or
     depreciation on investments                  13,586       113,370       1,761,120     (2,404,024)
                                                --------      --------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      13,103       121,956       2,135,362     (1,154,991)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               --            --       3,218,650        499,881
   - Contract withdrawals & transfers to
     annuity reserves                             (7,672)       (4,295)     (3,896,333)      (728,493)
   - Contract transfers                          167,395       229,606      (5,575,326)   (11,741,145)
                                                --------      --------     -----------   ------------
                                                 159,723       225,311      (6,253,009)   (11,969,757)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              --            --              --        (47,612)
   - Annuity Payments                                 --            --          (7,059)        (1,860)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             --            --             436             --
                                                --------      --------     -----------   ------------
                                                      --            --          (6,623)       (49,472)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              159,723       225,311      (6,259,632)   (12,019,229)
                                                --------      --------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          172,826       347,267      (4,124,270)   (13,174,220)
                                                --------      --------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                  172,826       732,508      32,362,349             --
Changes From Operations:
   - Net investment income (loss)                   (523)       (5,293)       (366,572)            --
   - Net realized gain (loss) on investments       6,128        33,942       1,103,513             --
   - Net change in unrealized appreciation or
     depreciation on investments                   6,066        66,560       4,742,782             --
                                                --------      --------     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      11,671        95,209       5,479,723             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               --            --       2,934,112             --
   - Contract withdrawals & transfers to
     annuity reserves                            (40,996)       (8,820)     (4,058,693)            --
   - Contract transfers                               --       (50,467)     11,068,460             --
                                                --------      --------     -----------   ------------
                                                 (40,996)      (59,287)      9,943,879             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              --            --           4,741             --
   - Annuity Payments                                 --            --          (8,262)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             --            --             446             --
                                                --------      --------     -----------   ------------
                                                      --            --          (3,075)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (40,996)      (59,287)      9,940,804             --
                                                --------      --------     -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (29,325)       35,922      15,420,527             --
                                                --------      --------     -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                 $143,501      $768,430     $47,782,876   $         --
                                                ========      ========     ===========   ============

See accompanying notes.

                                                                                          AMERICAN
                                                  ABVPSF         ABVPSF       ABVPSF       CENTURY
                                                GROWTH AND   INTERNATIONAL   SMALL/MID  VP INFLATION      AMERICAN
                                                  INCOME         VALUE       CAP VALUE   PROTECTION        CENTURY
                                                 CLASS B        CLASS B       CLASS A      CLASS 2    VP INTERNATIONAL
                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 6,248,479     $      --    $ 817,091    $  510,991      $ 112,759
Changes From Operations:
   - Net investment income (loss)                 (258,518)       (2,042)      (5,832)       23,504          1,331
   - Net realized gain (loss) on investments       685,463         5,441      161,634        (7,003)        34,656
   - Net change in unrealized appreciation or
     depreciation on investments                 7,816,401        74,633      (48,739)      (12,423)       (20,946)
                                               -----------     ---------    ---------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     8,243,346        78,032      107,063         4,078         15,041
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          3,193,726        25,745      143,438       879,171          1,141
   - Contract withdrawals & transfers to
     annuity reserves                           (3,496,716)       (2,908)     (27,928)      (78,984)       (43,736)
   - Contract transfers                         44,781,841       711,329     (592,605)      102,624        (61,918)
                                               -----------     ---------    ---------    ----------      ---------
                                                44,478,851       734,166     (477,095)      902,811       (104,513)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                           148,854            --           --        32,693             --
   - Annuity Payments                               (9,399)           --         (249)       (5,878)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              587            --            2           283             --
                                               -----------     ---------    ---------    ----------      ---------
                                                   140,042            --         (247)       27,098             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             44,618,893       734,166     (477,342)      929,909       (104,513)
                                               -----------     ---------    ---------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         52,862,239       812,198     (370,279)      933,987        (89,472)
                                               -----------     ---------    ---------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2006                 59,110,718       812,198      446,812     1,444,978         23,287
Changes From Operations:
   - Net investment income (loss)                  106,961        (1,555)        (686)       50,022             63
   - Net realized gain (loss) on investments     4,255,958        72,811       77,556         1,700          4,365
   - Net change in unrealized appreciation or
     depreciation on investments                (2,140,996)      (48,687)     (94,857)       73,913            166
                                               -----------     ---------    ---------    ----------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,221,923        22,569      (17,987)      125,635          4,594
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          4,343,807       214,441      285,307       759,447          1,991
   - Contract withdrawals & transfers to
     annuity reserves                           (7,014,585)      (58,805)    (104,400)      (93,568)       (13,932)
   - Contract transfers                         (4,377,970)     (119,845)      73,208      (166,626)        11,295
                                               -----------     ---------    ---------    ----------      ---------
                                                (7,048,748)       35,791      254,115       499,253           (646)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                           (24,211)           --           --            --             --
   - Annuity Payments                              (17,522)           --         (262)       (6,373)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              307            --           --            83             --
                                               -----------     ---------    ---------    ----------      ---------
                                                   (41,426)           --         (262)       (6,290)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (7,090,174)       35,791      253,853       492,963           (646)
                                               -----------     ---------    ---------    ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,868,251)       58,360      235,866       618,598          3,948
                                               -----------     ---------    ---------    ----------      ---------
NET ASSETS AT DECEMBER 31, 2007                $54,242,467     $ 870,558    $ 682,678    $2,063,576      $  27,235
                                               ===========     =========    =========    ==========      =========

                                                 AMERICAN                      AMERICAN
                                                   FUNDS        AMERICAN         FUNDS         AMERICAN
                                                  GLOBAL          FUNDS         GROWTH-         FUNDS
                                                  GROWTH         GROWTH         INCOME      INTERNATIONAL
                                                  CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 27,149,977   $728,450,984   $ 96,296,244   $210,218,274
Changes From Operations:
   - Net investment income (loss)                   (72,524)    (1,577,553)       999,416      1,972,276
   - Net realized gain (loss) on investments        221,771      9,676,369      2,948,148      4,352,309
   - Net change in unrealized appreciation or
     depreciation on investments                  7,473,099     59,637,260     13,234,211     37,381,649
                                               ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      7,622,346     67,736,076     17,181,775     43,706,234
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           6,180,801     82,127,544     21,433,987     31,023,038
   - Contract withdrawals & transfers to
     annuity reserves                            (4,274,440)   (83,860,850)   (11,995,826)   (27,214,807)
   - Contract transfers                          24,199,568     15,497,283     39,130,316     52,708,639
                                               ------------   ------------   ------------   ------------
                                                 26,105,929     13,763,977     48,568,477     56,516,870
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            255,628      1,111,848      1,185,289        583,098
   - Annuity Payments                               (18,672)      (764,550)      (184,138)      (230,419)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               445          7,968         (4,140)           899
                                               ------------   ------------   ------------   ------------
                                                    237,401        355,266        997,011        353,578
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              26,343,330     14,119,243     49,565,488     56,870,448
                                               ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          33,965,676     81,855,319     66,747,263    100,576,682
                                               ------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2006                  61,115,653    810,306,303    163,043,507    310,794,956
Changes From Operations:
   - Net investment income (loss)                 1,553,440     (1,959,555)     1,193,192      2,090,777
   - Net realized gain (loss) on investments      3,701,075     69,682,791      6,811,674     21,946,541
   - Net change in unrealized appreciation or
     depreciation on investments                  4,636,189     21,060,520     (1,975,628)    34,792,619
                                               ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      9,890,704     88,783,756      6,029,238     58,829,937
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          10,981,365     80,573,851     27,004,533     36,721,081
   - Contract withdrawals & transfers to
     annuity reserves                            (8,443,924)  (101,792,879)   (23,426,981)   (41,813,064)
   - Contract transfers                          27,239,523     (8,027,896)    38,276,716     44,179,557
                                               ------------   ------------   ------------   ------------
                                                 29,776,964    (29,246,924)    41,854,268     39,087,574
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            108,863        515,190        676,087        196,319
   - Annuity Payments                               (56,785)      (866,826)      (304,235)      (283,858)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               620          7,720        (13,343)       (16,836)
                                               ------------   ------------   ------------   ------------
                                                     52,698       (343,916)       358,509       (104,375)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              29,829,662    (29,590,840)    42,212,777     38,983,199
                                               ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          39,720,366     59,192,916     48,242,015     97,813,136
                                               ------------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                $100,836,019   $869,499,219   $211,285,522   $408,608,092
                                               ============   ============   ============   ============

                                                                                DELAWARE        DELAWARE
                                                    DELAWARE       DELAWARE       VIPT            VIPT
                                                  VIPT CAPITAL       VIPT      DIVERSIFIED      EMERGING
                                                    RESERVES     DIVERSIFIED     INCOME         MARKETS
                                                 SERVICE CLASS      INCOME    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $ 38,784     $ 22,135,616   $ 3,714,019    $  605,235
Changes From Operations:
   - Net investment income (loss)                     2,140         (146,925)        2,874        (1,937)
   - Net realized gain (loss) on investments            (28)          16,311        29,264        68,636
   - Net change in unrealized appreciation or
     depreciation on investments                        418        4,599,207       376,606       162,951
                                                   --------     ------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                 2,530        4,468,593       408,744       229,650
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              60,400        5,330,581     4,405,660       488,350
   - Contract withdrawals & transfers to
     annuity reserves                                (2,811)      (6,393,693)     (432,700)      (41,403)
   - Contract transfers                               3,161       55,495,689       224,293       123,742
                                                   --------     ------------   -----------    ----------
                                                     60,750       54,432,577     4,197,253       570,689
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          947,743        40,664            --
   - Annuity Payments                                    --         (103,022)       (4,843)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --           12,516           162            --
                                                   --------     ------------   -----------    ----------
                                                         --          857,237        35,983            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            60,750       55,289,814     4,233,236       570,689
                                                   --------     ------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              63,280       59,758,407     4,641,980       800,339
                                                   --------     ------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                     102,064       81,894,023     8,355,999     1,405,574
Changes From Operations:
   - Net investment income (loss)                     3,474        1,846,367       152,142        (1,513)
   - Net realized gain (loss) on investments            (41)         337,680        84,560       197,167
   - Net change in unrealized appreciation
     or depreciation on investments                    (269)       4,281,080       553,906       396,984
                                                   --------     ------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    3,164        6,465,127       790,608       592,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              39,649        9,581,508     8,501,160       545,293
   - Contract withdrawals & transfers to
     annuity reserves                                (3,453)     (13,166,064)   (1,266,000)     (128,303)
   - Contract transfers                             (12,990)      40,454,058     2,528,328       799,136
                                                   --------     ------------   -----------    ----------
                                                     23,206       36,869,502     9,763,488     1,216,126
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --          347,802        62,452        27,233
   - Annuity Payments                                    --         (171,437)       (8,420)       (1,796)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          (18,346)           16           (14)
                                                   --------     ------------   -----------    ----------
                                                         --          158,019        54,048        25,423
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            23,206       37,027,521     9,817,536     1,241,549
                                                   --------     ------------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              26,370       43,492,648    10,608,144     1,834,187
                                                   --------     ------------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2007                    $128,434     $125,386,671   $18,964,143    $3,239,761
                                                   ========     ============   ===========    ==========

See accompanying notes.

                                                                              DELAWARE
                                                   DELAWARE      DELAWARE        VIPT                        DELAWARE
                                                     VIPT          VIPT       HIGH YIELD      DELAWARE      VIPT REIT
                                                  GLOBAL BOND   HIGH YIELD  SERVICE CLASS    VIPT REIT    SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $ 53,613,368  $ 2,428,470    $   94,301   $ 238,208,105  $ 2,878,823
Changes From Operations:
   - Net investment income (loss)                     725,956      170,753         6,347       2,130,747       15,754
   - Net realized gain (loss) on investments       (5,261,934)       5,626         1,493      23,758,426      247,570
   - Net change in unrealized appreciation or
     depreciation on investments                    5,186,599      763,481        34,311      48,428,116    1,083,192
                                                 ------------  -----------    ----------   -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    650,621      939,860        42,151      74,317,289    1,346,516
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,848,597      889,475       586,625      18,922,688    3,391,136
   - Contract withdrawals & transfers to
     annuity reserves                              (3,360,780)    (872,336)      (32,133)    (31,396,407)    (343,656)
   - Contract transfers                           (51,939,240)  12,555,284        89,217      23,124,953      283,979
                                                 ------------  -----------    ----------   -------------  -----------
                                                  (53,451,423)  12,572,423       643,709      10,651,234    3,331,459
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             (740,541)      89,004            --         258,387           --
   - Annuity Payments                                 (40,136)      (3,071)           --        (161,175)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  69       (3,068)           --          (2,848)          --
                                                 ------------  -----------    ----------   -------------  -----------
                                                      780,608)      82,865            --          94,364           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (54,232,031)  12,655,288       643,709      10,745,598    3,331,459
                                                 ------------  -----------    ----------   -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (53,581,410)  13,595,148       685,860      85,062,887    4,677,975
                                                 ------------  -----------    ----------   -------------  -----------
NET ASSETS AT DECEMBER 31, 2006                        31,958   16,023,618       780,161     323,270,992    7,556,798
Changes From Operations:
   - Net investment income (loss)                       3,139    1,158,933        57,711       1,526,365        5,224
   - Net realized gain (loss) on investments           (7,543)       7,644        (1,282)     78,391,845    1,608,352
   - Net change in unrealized appreciation
     or depreciation on investments                     4,700     (956,814)      (55,041)   (116,013,078)  (3,129,740)
                                                 ------------  -----------    ----------   -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        296      209,763         1,388     (36,094,868)  (1,516,164)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,069    1,685,971     1,344,273      17,718,670    4,592,924
   - Contract withdrawals & transfers to
     annuity reserves                                    (384)  (2,746,724)     (175,527)    (32,896,008)    (908,199)
   - Contract transfers                               (14,259)   5,391,541        15,267     (96,752,876)  (1,300,086)
                                                 ------------  -----------    ----------   -------------  -----------
                                                      (13,574)   4,330,788     1,184,013    (111,930,214)   2,384,639
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                   --       13,759            --         (61,031)          --
   - Annuity Payments                                 (18,680)      (6,691)           --        (170,646)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --          114            --           3,777           --
                                                 ------------  -----------    ----------   -------------  -----------
                                                      (18,680)       7,182            --        (227,900)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (32,254)   4,337,970     1,184,013    (112,158,114)   2,384,639
                                                 ------------  -----------    ----------   -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (31,958)   4,547,733     1,185,401    (148,252,982)     868,475
                                                 ------------  -----------    ----------   -------------  -----------
NET ASSETS AT DECEMBER 31, 2007                  $         --  $20,571,351    $1,965,562   $ 175,018,010  $ 8,425,273
                                                 ============  ===========    ==========   =============  ===========

                                                    DELAWARE                                    DELAWARE
                                                   VIPT SMALL                   DELAWARE       VIPT U.S.
                                                   CAP VALUE      DELAWARE      VIPT TREND      GROWTH
                                                 SERVICE CLASS   VIPT TREND   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $291,658,893   $325,643,375    $1,369,229       $    --
Changes From Operations:
   - Net investment income (loss)                  (3,169,628)    (3,212,064)      (20,819)          (29)
   - Net realized gain (loss) on investments       26,627,063      7,858,871         4,102             1
   - Net change in unrealized appreciation or
     depreciation on investments                   19,180,404     13,578,260       133,360           557
                                                 ------------   ------------    ----------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 42,637,839     18,225,067       116,643           529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            32,646,436     21,011,539     1,468,724        13,266
   - Contract withdrawals & transfers to
     annuity reserves                             (35,179,856)   (38,411,279)     (115,309)           --
   - Contract transfers                             5,834,153    (28,453,941)      (62,457)           --
                                                 ------------   ------------    ----------       -------
                                                    3,300,733    (45,853,681)    1,290,958        13,266
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              299,089         94,137            --            --
   - Annuity Payments                                (200,510)      (120,824)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               8,774           (610)           --            --
                                                 ------------   ------------    ----------       -------
                                                      107,353        (27,297)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,408,086    (45,880,978)    1,290,958        13,266
                                                 ------------   ------------    ----------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            46,045,925    (27,655,911)    1,407,601        13,795
                                                 ------------   ------------    ----------       -------
NET ASSETS AT DECEMBER 31, 2006                   337,704,818    297,987,464     2,776,830        13,795
Changes From Operations:
   - Net investment income (loss)                  (2,360,304)    (2,920,510)      (35,544)         (789)
   - Net realized gain (loss) on investments       40,326,159     14,424,492        38,708        (1,082)
   - Net change in unrealized appreciation
     or depreciation on investments               (59,985,160)    15,546,920       266,285         2,351
                                                 ------------   ------------    ----------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                (22,019,305)    27,050,902       269,449           480
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            31,451,894     16,080,735     1,451,952        10,256
   - Contract withdrawals & transfers to
     annuity reserves                             (38,010,048)   (38,638,898)     (301,050)         (942)
   - Contract transfers                           (48,659,433)   (26,609,769)      (52,117)        9,514
                                                 ------------   ------------    ----------       -------
                                                  (55,217,587)   (49,167,932)    1,098,785        18,828
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               70,048        (23,974)           --            --
   - Annuity Payments                                (197,135)      (125,854)           --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               5,872         11,380            --            --
                                                 ------------   ------------    ----------       -------
                                                     (121,215)      (138,448)           --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (55,338,802)   (49,306,380)    1,098,785        18,828
                                                 ------------   ------------    ----------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (77,358,107)   (22,255,478)    1,368,234        19,308
                                                 ------------   ------------    ----------       -------
NET ASSETS AT DECEMBER 31, 2007                  $260,346,711   $275,731,986    $4,145,064       $33,103
                                                 ============   ============    ==========       =======

                                                                                               DWS VIP
                                                                 DELAWARE       DWS VIP       EQUITY 500
                                                 DELAWARE       VIPT VALUE    EQUITY 500        INDEX
                                                VIPT VALUE    SERVICE CLASS      INDEX      SERVICE CLASS
                                                SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $160,834,889    $1,200,406    $144,506,633    $1,007,825
Changes From Operations:
   - Net investment income (loss)                   873,427          (764)       (449,731)       (3,666)
   - Net realized gain (loss) on investments      5,038,482        39,708       2,101,787         4,739
   - Net change in unrealized appreciation or
     depreciation on investments                 31,601,073       501,827      33,345,836       245,511
                                               ------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     37,512,982       540,771      34,997,892       246,584
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          14,962,800     2,378,961      17,297,123     1,490,550
   - Contract withdrawals & transfers to
     annuity reserves                           (21,186,701)     (177,786)    (22,894,477)     (137,195)
   - Contract transfers                          26,228,953       184,900     103,486,212       (84,843)
                                               ------------    ----------    ------------    ----------
                                                 20,005,052     2,386,075      97,888,858     1,268,512
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            229,396            --         478,247            --
   - Annuity Payments                              (257,672)           --        (301,671)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             9,169            --          (8,010)           --
                                               ------------    ----------    ------------    ----------
                                                    (19,107)           --         168,566            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              19,985,945     2,386,075      98,057,424     1,268,512
                                               ------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          57,498,927     2,926,846     133,055,316     1,515,096
                                               ------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                 218,333,816     4,127,252     277,561,949     2,522,921
Changes From Operations:
   - Net investment income (loss)                 1,291,646         7,487       1,377,214         4,744
   - Net realized gain (loss) on investments     11,466,550       140,408       6,520,621        26,247
   - Net change in unrealized appreciation or
     depreciation on investments                (20,232,239)     (518,289)      3,940,931        73,860
                                               ------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (7,474,043)     (370,394)     11,838,766       104,851
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          16,832,930     3,911,957      17,721,978     2,117,298
   - Contract withdrawals & transfers to
     annuity reserves                           (27,107,916)     (710,221)    (32,332,639)     (333,158)
   - Contract transfers                          (3,699,184)      136,029     (15,875,606)     (138,424)
                                               ------------    ----------    ------------    ----------
                                                (13,974,170)    3,337,765     (30,486,267)    1,645,716
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            354,421            --         183,461            --
   - Annuity Payments                              (251,107)           --        (356,628)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             9,256            --         (22,274)           --
                                               ------------    ----------    ------------    ----------
                                                    112,570            --        (195,441)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (13,861,600)    3,337,765     (30,681,708)    1,645,716
                                               ------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (21,335,643)    2,967,371     (18,842,942)    1,750,567
                                               ------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2007                $196,998,173    $7,094,623    $258,719,007    $4,273,488
                                               ============    ==========    ============    ==========

See accompanying notes.

                                                                 DWS VIP                    FIDELITY VIP
                                                  DWS VIP       SMALL CAP     FIDELITY VIP   CONTRAFUND    FIDELITY VIP
                                                 SMALL CAP        INDEX        CONTRAFUND      SERVICE        GROWTH
                                                   INDEX      SERVICE CLASS  SERVICE CLASS     CLASS 2    SERVICE CLASS
                                                SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 59,431,037    $  673,088    $212,550,906   $ 3,824,627   $ 79,207,931
Changes From Operations:
   - Net investment income (loss)                  (219,507)       (8,173)        262,002         9,216       (528,300)
   - Net realized gain (loss) on investments      5,603,181        48,467      22,779,952       797,639     (5,038,156)
   - Net change in unrealized appreciation or
     depreciation on investments                  3,784,507       122,324         543,131       (83,179)     9,588,125
                                               ------------    ----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      9,168,181       162,618      23,585,085       723,676      4,021,669
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           5,878,464       949,239      23,272,113     6,364,125      5,520,321
   - Contract withdrawals & transfers to
     annuity reserves                            (7,269,912)      (89,716)    (26,382,564)     (433,446)    (9,504,271)
   - Contract transfers                           5,122,884        56,891      23,042,254        86,911     (9,120,830)
                                               ------------    ----------    ------------   -----------   ------------
                                                  3,731,436       916,414      19,931,803     6,017,590    (13,104,780)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             13,759            --         744,112            --        (48,717)
   - Annuity Payments                               (43,950)           --        (326,417)           --        (38,405)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             3,376            --           1,449            --          1,518
                                               ------------    ----------    ------------   -----------   ------------
                                                    (26,815)           --         419,144            --        (85,604)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,704,621       916,414      20,350,947     6,017,590    (13,190,384)
                                               ------------    ----------    ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          12,872,802     1,079,032      43,936,032     6,741,266     (9,168,715)
                                               ------------    ----------    ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                  72,303,839     1,752,120     256,486,938    10,565,893     70,039,216
Changes From Operations:
   - Net investment income (loss)                   (79,743)       (9,865)       (365,711)      (15,292)      (340,584)
   - Net realized gain (loss) on investments      7,168,201       139,241      76,172,824     4,774,764     (1,675,626)
   - Net change in unrealized appreciation or
     depreciation on investments                 (8,606,364)     (227,622)    (34,371,097)   (2,509,425)    19,314,766
                                               ------------    ----------    ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,517,906)      (98,246)     41,436,016     2,250,047     17,298,556
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           4,915,961     1,227,084      22,322,721     8,437,794      5,341,001
   - Contract withdrawals & transfers to
     annuity reserves                            (8,589,925)     (257,031)    (32,985,330)   (1,239,728)   (10,543,336)
   - Contract transfers                          (7,784,393)      (49,090)     17,816,304       (87,631)    29,540,480
                                               ------------    ----------    ------------   -----------   ------------
                                                (11,458,357)      920,963       7,153,695     7,110,435     24,338,145
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             63,219            --         157,395            --         61,245
   - Annuity Payments                               (48,282)           --        (387,857)           --        (43,434)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             2,716            --           2,660            --         (1,776)
                                               ------------    ----------    ------------   -----------   ------------
                                                     17,653            --        (227,802)           --         16,035
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (11,440,704)      920,963       6,925,893     7,110,435     24,354,180
                                               ------------    ----------    ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (12,958,610)      822,717      48,361,909     9,360,482     41,652,736
                                               ------------    ----------    ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                $ 59,345,229    $2,574,837    $304,848,847   $19,926,375   $111,691,952
                                               ============    ==========    ============   ===========   ============

                                                                             FTVIPT       FTVIPT
                                               FIDELITY VIP  FIDELITY VIP   FRANKLIN      MUTUAL
                                                  GROWTH        MID CAP      INCOME       SHARES
                                                  SERVICE       SERVICE    SECURITIES   SECURITIES
                                                  CLASS 2       CLASS 2      CLASS 2      CLASS 2
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $  402,529    $  348,432   $       --   $       --
Changes From Operations:
   - Net investment income (loss)                   (5,715)       (8,251)      (1,606)        (495)
   - Net realized gain (loss) on investments         1,096        63,756        7,433           46
   - Net change in unrealized appreciation or
     depreciation on investments                    46,471        14,748       19,601       10,884
                                                ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        41,852        70,253       25,428       10,435
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            546,742       759,380      173,057      188,243
   - Contract withdrawals & transfers to
     annuity reserves                              (45,399)      (68,841)      (6,909)        (482)
   - Contract transfers                            (19,805)     (148,247)     212,579        6,073
                                                ----------    ----------   ----------   ----------
                                                   481,538       542,292      378,727      193,834
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --           --           --
   - Annuity Payments                                   --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           --           --
                                                ----------    ----------   ----------   ----------
                                                        --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                481,538       542,292      378,727      193,834
                                                ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            523,390       612,545      404,155      204,269
                                                ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                    925,919       960,977      404,155      204,269
Changes From Operations:
   - Net investment income (loss)                   (9,846)       (7,708)      14,318          350
   - Net realized gain (loss) on investments        28,809       105,551       13,459       13,962
   - Net change in unrealized appreciation or
     depreciation on investments                   277,482        47,574      (37,339)     (34,703)
                                                ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       296,445       145,417       (9,562)     (20,391)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            828,596       659,727      944,814      779,985
   - Contract withdrawals & transfers to
     annuity reserves                             (218,846)     (102,790)     (42,609)     (43,794)
   - Contract transfers                            322,285        21,294      492,004      287,487
                                                ----------    ----------   ----------   ----------
                                                   932,035       578,231    1,394,209    1,023,678
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --           --           --
   - Annuity Payments                                   --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           --           --
                                                ----------    ----------   ----------   ----------
                                                        --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                932,035       578,231    1,394,209    1,023,678
                                                ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,228,480       723,648    1,384,647    1,003,287
                                                ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                 $2,154,399    $1,684,625   $1,788,802   $1,207,556
                                                ==========    ==========   ==========   ==========

                                                 FTVIPT
                                                TEMPLETON
                                                 GLOBAL      JANUS ASPEN     LINCOLN VIPT   LINCOLN VIPT
                                                 INCOME         SERIES          BARON         CAPITAL
                                               SECURITIES     WORLDWIDE         GROWTH         GROWTH
                                                 CLASS 2        GROWTH      OPPORTUNITIES  SERVICE CLASS
                                               SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $   81,744   $ 133,788,327   $175,459,157      $    --
Changes From Operations:
   - Net investment income (loss)                   1,486        (569,829)    (1,798,203)          --
   - Net realized gain (loss) on investments          650     (75,938,367)     7,759,890           --
   - Net change in unrealized appreciation or
     depreciation on investments                   12,768      75,337,727     17,362,928           --
                                               ----------   -------------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       14,904      (1,170,469)    23,324,615           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           105,733       4,046,943     19,105,947           --
   - Contract withdrawals & transfers to
     annuity reserves                              (7,421)     (7,805,130)   (21,138,875)          --
   - Contract transfers                            61,620    (127,915,230)   (12,754,007)          --
                                               ----------   -------------   ------------      -------
                                                  159,932    (131,673,417)   (14,786,935)          --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --        (258,266)        47,428           --
   - Annuity Payments                                  --         (16,352)       (58,935)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --             532         (1,723)          --
                                               ----------   -------------   ------------      -------
                                                       --        (274,086)       (13,230)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               159,932    (131,947,503)   (14,800,165)          --
                                               ----------   -------------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           174,836    (133,117,972)     8,524,450           --
                                               ----------   -------------   ------------      -------
NET ASSETS AT DECEMBER 31, 2006                   256,580         670,355    183,983,607           --
Changes From Operations:
   - Net investment income (loss)                  10,702            (371)    (1,896,329)         (69)
   - Net realized gain (loss) on investments        5,329          16,826     27,082,088            4
   - Net change in unrealized appreciation or
     depreciation on investments                   47,304          41,101    (20,476,308)       1,534
                                               ----------   -------------   ------------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       63,335          57,556      4,709,451        1,469
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           738,978          10,887     18,679,405       22,938
   - Contract withdrawals & transfers to
     annuity reserves                             (53,716)        (25,982)   (22,153,557)          --
   - Contract transfers                           346,252          21,007     (9,320,372)          --
                                               ----------   -------------   ------------      -------
                                                1,031,514           5,912    (12,794,524)      22,938
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --            107           --
   - Annuity Payments                                  --          (3,853)       (55,738)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --             536            957           --
                                               ----------   -------------   ------------      -------
                                                       --          (3,317)       (54,674)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,031,514           2,595    (12,849,198)      22,938
                                               ----------   -------------   ------------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,094,849          60,151     (8,139,747)      24,407
                                               ----------   -------------   ------------      -------
NET ASSETS AT DECEMBER 31, 2007                $1,351,429   $     730,506   $175,843,860      $24,407
                                               ==========   =============   ============      =======

See accompanying notes.

                                                                LINCOLN VIPT
                                                LINCOLN VIPT   COHEN & STEERS                                LINCOLN VIPT
                                               COHEN & STEERS      GLOBAL                    LINCOLN VIPT      DELAWARE
                                                   GLOBAL        REAL ESTATE   LINCOLN VIPT    DELAWARE          BOND
                                                 REAL ESTATE    SERVICE CLASS      CORE          BOND       SERVICE CLASS
                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $       --       $     --       $    --     $374,673,326    $ 2,961,343
Changes From Operations:
   - Net investment income (loss)                        --             --            28       12,023,855        199,647
   - Net realized gain (loss) on investments             --             --           203          615,454            786
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --           682          (25,109)         1,938
                                                 ----------       --------       -------     ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             --             --           913       12,614,200        202,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --         5,142       30,034,111      3,952,259
   - Contract withdrawals & transfers to
     annuity reserves                                    --             --        (1,848)     (46,269,781)      (453,250)
   - Contract transfers                                  --             --         3,500      (11,323,202)      (143,783)
                                                 ----------       --------       -------     ------------    -----------
                                                         --             --         6,794      (27,558,872)     3,355,226
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --            --          675,667             --
   - Annuity Payments                                    --             --            --         (663,019)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --            --          (82,190)            --
                                                 ----------       --------       -------     ------------    -----------
                                                         --             --            --          (69,542)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                      --             --         6,794      (27,628,414)     3,355,226
                                                 ----------       --------       -------     ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --         7,707      (15,014,214)     3,557,597
                                                 ----------       --------       -------     ------------    -----------
NET ASSETS AT DECEMBER 31, 2006                          --             --         7,707      359,659,112      6,518,940
Changes From Operations:
   - Net investment income (loss)                     4,245           (183)          (21)      14,286,731        375,566
   - Net realized gain (loss) on investments          3,835         (7,659)          765          709,248         (4,054)
   - Net change in unrealized appreciation or
     depreciation on investments                   (328,455)       (55,694)         (682)         564,661         (8,098)
                                                 ----------       --------       -------     ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (320,375)       (63,536)           62       15,560,640        363,414
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             160,606        451,936            --       29,700,861      4,334,657
   - Contract withdrawals & transfers to
     annuity reserves                               (32,391)       (13,508)       (7,769)     (46,005,574)      (846,843)
   - Contract transfers                           3,337,720        264,098            --       11,260,458         36,445
                                                 ----------       --------       -------     ------------    -----------
                                                  3,465,935        702,526        (7,769)      (5,044,255)     3,524,259
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             30,740             --            --          399,547             --
   - Annuity Payments                                (1,045)            --            --         (689,338)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (7)            --            --           95,679             --
                                                 ----------       --------       -------     ------------    -----------
                                                     29,688             --            --         (194,112)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               3,495,623        702,526        (7,769)      (5,238,367)     3,524,259
                                                 ----------       --------       -------     ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           3,175,248        638,990        (7,707)      10,322,273      3,887,673
                                                 ----------       --------       -------     ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                  $3,175,248       $638,990       $    --     $369,981,385    $10,406,613
                                                 ==========       ========       =======     ============    ===========

                                                                  LINCOLN VIPT
                                                 LINCOLN VIPT       DELAWARE                    LINCOLN VIPT
                                                   DELAWARE        GROWTH AND   LINCOLN VIPT      DELAWARE
                                                  GROWTH AND         INCOME       DELAWARE        MANAGED
                                                    INCOME       SERVICE CLASS     MANAGED     SERVICE CLASS
                                                  SUBACCOUNT       SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $2,002,906,771    $1,027,316    $528,459,046    $1,016,259
Changes From Operations:
   - Net investment income (loss)                    3,703,122         4,015       6,876,961        24,092
   - Net realized gain (loss) on investments        24,748,567         2,029       6,730,728         2,758
   - Net change in unrealized appreciation or
     depreciation on investments                   174,023,294       164,863      32,183,725       115,797
                                                --------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       202,474,983       170,907      45,791,414       142,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             64,310,338     1,021,883      18,347,159     1,066,583
   - Contract withdrawals & transfers to
     annuity reserves                             (238,709,996)     (118,518)    (65,017,165)      (92,934)
   - Contract transfers                           (111,237,918)      (79,767)    (21,219,158)      (73,451)
                                                --------------    ----------    ------------    ----------
                                                  (285,637,576)      823,598     (67,889,164)      900,198
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               330,194            --         192,997            --
   - Annuity Payments                               (3,960,117)           --        (423,993)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               96,353            --         (40,655)           --
                                                --------------    ----------    ------------    ----------
                                                    (3,533,570)           --        (271,651)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (289,171,146)      823,598     (68,160,815)      900,198
                                                --------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (86,696,163)      994,505     (22,369,401)    1,042,845
                                                --------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                  1,916,210,608     2,021,821     506,089,645     2,059,104
Changes From Operations:
   - Net investment income (loss)                    2,262,522         1,716       6,409,983        36,521
   - Net realized gain (loss) on investments        52,488,617        16,803      22,040,719        74,821
   - Net change in unrealized appreciation or
     depreciation on investments                    42,516,707        74,565     (10,281,581)      (49,128)
                                                --------------    ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        97,267,846        93,084      18,169,121        62,214
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             68,799,231     1,106,419      15,492,621     1,171,644
   - Contract withdrawals & transfers to
     annuity reserves                             (238,471,521)     (250,061)    (67,156,010)     (233,715)
   - Contract transfers                            (88,740,539)     (116,249)    (15,928,273)      (78,887)
                                                --------------    ----------    ------------    ----------
                                                  (258,412,829)      740,109     (67,591,662)      859,042
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                69,530            --         (12,800)           --
   - Annuity Payments                               (3,971,475)           --        (418,407)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              153,261            --          15,658            --
                                                --------------    ----------    ------------    ----------
                                                    (3,748,684)           --        (415,549)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (262,161,513)      740,109     (68,007,211)      859,042
                                                --------------    ----------    ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (164,893,667)      833,193     (49,838,090)      921,256
                                                --------------    ----------    ------------    ----------
NET ASSETS AT DECEMBER 31, 2007                 $1,751,316,941    $2,855,014    $456,251,555    $2,980,360
                                                ==============    ==========    ============    ==========

                                                               LINCOLN VIPT                   LINCOLN VIPT
                                                LINCOLN VIPT      DELAWARE     LINCOLN VIPT     DELAWARE
                                                  DELAWARE         SOCIAL        DELAWARE        SPECIAL
                                                   SOCIAL        AWARENESS       SPECIAL     OPPORTUNITIES
                                                  AWARENESS    SERVICE CLASS  OPPORTUNITIES  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $1,011,436,950    $1,407,871   $ 713,874,820   $ 3,276,125
Changes From Operations:
   - Net investment income (loss)                  (1,464,131)       (2,600)      1,791,277        17,775
   - Net realized gain (loss) on investments       15,390,083         6,001      52,535,106       192,698
   - Net change in unrealized appreciation or
     depreciation on investments                   90,631,778       286,086      47,061,264       587,247
                                               --------------    ----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      104,557,730       289,487     101,387,647       797,720
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            42,970,163     2,161,564      33,448,873     4,850,032
   - Contract withdrawals & transfers to
     annuity reserves                            (114,966,875)     (163,082)    (78,457,908)     (406,821)
   - Contract transfers                           (42,967,675)      (25,903)    (19,649,207)     (146,768)
                                               --------------    ----------   -------------   -----------
                                                 (114,964,387)    1,972,579     (64,658,242)    4,296,443
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              (26,981)           --         391,672            --
   - Annuity Payments                                (182,734)           --        (365,078)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              (9,131)           --          (7,300)           --
                                               --------------    ----------   -------------   -----------
                                                     (218,846)           --          19,294            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (115,183,233)    1,972,579     (64,638,948)    4,296,443
                                               --------------    ----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (10,625,503)    2,262,066      36,748,699     5,094,163
                                               --------------    ----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2006                 1,000,811,447     3,669,937     750,623,519     8,370,288
Changes From Operations:
   - Net investment income (loss)                  (1,793,788)      (12,187)       (669,071)      (16,224)
   - Net realized gain (loss) on investments       33,974,459         9,264      92,773,130       831,128
   - Net change in unrealized appreciation or
     depreciation on investments                   (9,392,765)        9,202     (68,847,521)     (752,828)
                                               --------------    ----------   -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       22,787,906         6,279      23,256,538        62,076
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            37,005,827     2,473,113      29,231,517     5,471,561
   - Contract withdrawals & transfers to
     annuity reserves                            (135,316,847)     (260,975)    (94,385,001)   (1,141,668)
   - Contract transfers                           (48,278,111)     (133,271)    (39,597,435)     (319,157)
                                               --------------    ----------   -------------   -----------
                                                 (146,589,131)    2,078,867    (104,750,919)    4,010,736
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              124,254            --         405,163            --
   - Annuity Payments                                (378,989)           --        (412,475)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              21,866            --          (4,487)           --
                                               --------------    ----------   -------------   -----------
                                                     (232,869)           --         (11,799)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (146,822,000)    2,078,867    (104,762,718)    4,010,736
                                               --------------    ----------   -------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (124,034,094)    2,085,146     (81,506,180)    4,072,812
                                               --------------    ----------   -------------   -----------
NET ASSETS AT DECEMBER 31, 2007                $  876,777,353    $5,755,083   $ 669,117,339   $12,443,100
                                               ==============    ==========   =============   ===========

See accompanying notes.


                                                               LINCOLN VIPT                 LINCOLN VIPT  LINCOLN VIPT
                                                LINCOLN VIPT    FI EQUITY-                     GROWTH         JANUS
                                                 FI EQUITY-       INCOME     LINCOLN VIPT  OPPORTUNITIES     CAPITAL
                                                  INCOME      SERVICE CLASS     GROWTH     SERVICE CLASS  APPRECIATION
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 724,260,514   $1,650,866      $     --      $     --     $509,945,470
Changes From Operations:
   - Net investment income (loss)                  1,859,807        6,854          (473)         (384)      (3,904,478)
   - Net realized gain (loss) on investments      68,162,478      183,278        (1,753)       (4,968)      (9,535,029)
   - Net change in unrealized appreciation or
     depreciation on investments                  (2,026,993)      67,865         4,749            44       51,290,762
                                               -------------   ----------      --------      --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      67,995,292      257,997         2,523        (5,308)      37,851,255
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           41,412,788    1,905,423        69,369        42,853       24,500,376
   - Contract withdrawals & transfers to
     annuity reserves                            (95,693,696)    (150,254)      (39,461)         (477)     (64,459,196)
   - Contract transfers                          (44,055,938)     (65,533)           --       (22,812)     (53,745,841)
                                               -------------   ----------      --------      --------     ------------
                                                 (98,336,846)   1,689,636        29,908        19,564      (93,704,661)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             326,199           --        37,661            --          (28,522)
   - Annuity Payments                               (615,734)          --        (2,533)           --         (187,348)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (20,100)          --           244            --          (16,369)
                                               -------------   ----------      --------      --------     ------------
                                                    (309,635)          --        35,372            --         (232,239)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (98,646,481)   1,689,636        65,280        19,564      (93,936,900)
                                               -------------   ----------      --------      --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (30,651,189)   1,947,633        67,803        14,256      (56,085,645)
                                               -------------   ----------      --------      --------     ------------
NET ASSETS AT DECEMBER 31, 2006                  693,609,325    3,598,499        67,803        14,256      453,859,825
Changes From Operations:
   - Net investment income (loss)                    833,623        3,482          (341)          (54)      (3,363,253)
   - Net realized gain (loss) on investments      76,903,651      457,160         9,975           607        3,393,794
   - Net change in unrealized appreciation or
     depreciation on investments                 (54,428,863)    (360,592)       (4,749)          (44)      79,777,715
                                               -------------   ----------      --------      --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      23,308,411      100,050         4,885           509       79,808,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           31,114,442    2,125,885        19,384            --       19,324,348
   - Contract withdrawals & transfers to
     annuity reserves                           (104,797,663)    (378,240)         (244)           (4)     (62,821,137)
   - Contract transfers                          (47,548,972)    (317,050)      (53,451)      (14,761)     (24,890,539)
                                               -------------   ----------      --------      --------     ------------
                                                (121,232,193)   1,430,595       (34,311)      (14,765)     (68,387,328)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                             (48,819)          --       (37,490)           --           22,768
   - Annuity Payments                               (573,915)          --          (887)           --         (192,656)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (32,756)          --            --            --           (4,855)
                                               -------------   ----------      --------      --------     ------------
                                                    (655,490)          --       (38,377)           --         (174,743)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (121,887,683)   1,430,595       (72,688)      (14,765)     (68,562,071)
                                               -------------   ----------      --------      --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (98,579,272)   1,530,645       (67,803)      (14,256)      11,246,185
                                               -------------   ----------      --------      --------     ------------
NET ASSETS AT DECEMBER 31, 2007                $ 595,030,053   $5,129,144      $     --      $     --     $465,106,010
                                               =============   ==========      ========      ========     ============

                                                LINCOLN VIPT  LINCOLN VIPT
                                                   JANUS        MARSICO                     LINCOLN VIPT
                                                  CAPITAL     INTERNATIONAL   LINCOLN VIPT    MID-CAP
                                               APPRECIATION      GROWTH       MFS VALUE       GROWTH
                                               SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $ 160,781      $     --        $    --       $     --
Changes From Operations:
   - Net investment income (loss)                   (2,400)           --             --             --
   - Net realized gain (loss) on investments         1,981            --             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    24,215            --             --             --
                                                 ---------      --------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        23,796            --             --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            223,105            --             --             --
   - Contract withdrawals & transfers to
     annuity reserves                              (20,037)           --             --             --
   - Contract transfers                            (30,580)           --             --             --
                                                 ---------      --------        -------       --------
                                                   172,488            --             --             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --             --             --
   - Annuity Payments                                   --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --             --             --
                                                 ---------      --------        -------       --------
                                                        --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                172,488            --             --             --
                                                 ---------      --------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            196,284            --             --             --
                                                 ---------      --------        -------       --------
NET ASSETS AT DECEMBER 31, 2006                    357,065            --             --             --
Changes From Operations:
   - Net investment income (loss)                   (4,548)          292            287         (1,644)
   - Net realized gain (loss) on investments        10,124             6             42             54
   - Net change in unrealized appreciation or
     depreciation on investments                    80,197        (1,469)        (1,800)        15,061
                                                 ---------      --------        -------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        85,773        (1,171)        (1,471)        13,471
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            289,229       119,483         43,323        314,044
   - Contract withdrawals & transfers to
     annuity reserves                              (54,029)         (709)          (237)        (1,648)
   - Contract transfers                            (10,118)       73,484         39,959         89,511
                                                 ---------      --------        -------       --------
                                                   225,082       192,258         83,045        401,907
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --             --             --
   - Annuity Payments                                   --            --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --             --             --
                                                 ---------      --------        -------       --------
                                                        --            --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                225,082       192,258         83,045        401,907
                                                 ---------      --------        -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            310,855       191,087         81,574        415,378
                                                 ---------      --------        -------       --------
NET ASSETS AT DECEMBER 31, 2007                  $ 667,920      $191,087        $81,574       $415,378
                                                 =========      ========        =======       ========

                                                                              LINCOLN VIPT
                                               LINCOLN VIPT    LINCOLN VIPT     MONDRIAN
                                                  MID-CAP        MONDRIAN    INTERNATIONAL
                                                   VALUE      INTERNATIONAL      VALUE      LINCOLN VIPT
                                               SERVICE CLASS      VALUE      SERVICE CLASS  MONEY MARKET
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                        $     --     $421,644,263   $ 1,766,446   $ 80,178,721
Changes From Operations:
   - Net investment income (loss)                       --        9,946,626        76,724      3,097,441
   - Net realized gain (loss) on investments            --        7,346,541         6,920             --
   - Net change in unrealized appreciation or
     depreciation on investments                        --      105,243,883       774,608             --
                                                  --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            --      122,537,050       858,252      3,097,441
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --       23,488,258     2,633,817      7,634,582
   - Contract withdrawals & transfers to
     annuity reserves                                   --      (53,054,758)     (193,493)   (30,163,570)
   - Contract transfers                                 --       56,492,358       347,684     29,147,370
                                                  --------     ------------   -----------   ------------
                                                        --       26,925,858     2,788,008      6,618,382
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          262,801            --        258,036
   - Annuity Payments                                   --         (176,646)           --       (109,331)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             (541)           --          2,348
                                                  --------     ------------   -----------   ------------
                                                        --           85,614            --        151,053
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                     --       27,011,472     2,788,008      6,769,435
                                                  --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      149,548,522     3,646,260      9,866,876
                                                  --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                         --      571,192,785     5,412,706     90,045,597
Changes From Operations:
   - Net investment income (loss)                     (300)       5,538,539        93,049      3,958,108
   - Net realized gain (loss) on investments          (942)      45,821,545       290,842             --
   - Net change in unrealized appreciation or
     depreciation on investments                   (13,801)       6,477,781       298,789             --
                                                  --------     ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (15,043)      57,837,865       682,680      3,958,108
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             80,241       28,932,431     4,920,049      8,793,988
   - Contract withdrawals & transfers to
     annuity reserves                                 (296)     (77,863,509)     (721,510)   (40,376,234)
   - Contract transfers                             85,553       (1,667,066)       95,781     55,808,443
                                                  --------     ------------   -----------   ------------
                                                   165,498      (50,598,144)    4,294,320     24,226,197
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          171,911            --         15,776
   - Annuity Payments                                   --         (202,073)           --       (104,559)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          (26,315)           --          1,388
                                                  --------     ------------   -----------   ------------
                                                        --          (56,477)           --        (87,395)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                165,498      (50,654,621)    4,294,320     24,138,802
                                                  --------     ------------   -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            150,455        7,183,244     4,977,000     28,096,910
                                                  --------     ------------   -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                   $150,455     $578,376,029   $10,389,706   $118,142,507
                                                  ========     ============   ===========   ============

See accompanying notes.



                                                                            LINCOLN VIPT                 LINCOLN VIPT
                                               LINCOLN VIPT   LINCOLN VIPT     S&P 500     LINCOLN VIPT    SMALL-CAP
                                               MONEY MARKET      S&P 500        INDEX        SMALL-CAP       INDEX
                                               SERVICE CLASS      INDEX     SERVICE CLASS      INDEX     SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                       $  351,628    $       --      $    --      $       --      $     --
Changes From Operations:
   - Net investment income (loss)                    24,520            --           --              --            --
   - Net realized gain (loss) on investments             --            --           --              --            --
   - Net change in unrealized appreciation or
     depreciation on investments                         --            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         24,520            --           --              --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             943,030            --           --              --            --
   - Contract withdrawals & transfers to
     annuity reserves                              (125,137)           --           --              --            --
   - Contract transfers                            (103,300)           --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
                                                    714,593            --           --              --            --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --            --           --              --            --
   - Annuity Payments                                    --            --           --              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
                                                         --            --           --              --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 714,593            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             739,113            --           --              --            --
                                                 ----------    ----------      -------      ----------      --------
NET ASSETS AT DECEMBER 31, 2006                   1,090,741            --           --              --            --
Changes From Operations:
   - Net investment income (loss)                    56,613        15,281          122           5,405           109
   - Net realized gain (loss) on investments             --        (7,365)        (336)        (19,813)       (1,444)
   - Net change in unrealized appreciation or
     depreciation on investments                         --       (54,110)        (872)       (169,158)       (5,438)
                                                 ----------    ----------      -------      ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         56,613       (46,194)      (1,086)       (183,566)       (6,773)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           1,436,991       334,873       22,899          53,028       125,510
   - Contract withdrawals & transfers to
     annuity reserves                              (304,837)      (81,243)        (213)        (79,091)         (818)
   - Contract transfers                             255,849     2,695,421       20,019       2,939,332        92,452
                                                 ----------    ----------      -------      ----------      --------
                                                  1,388,003     2,949,051       42,705       2,913,269       217,144
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --        56,268           --          20,729            --
   - Annuity Payments                                    --        (1,231)          --            (531)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --          (428)          --              (1)           --
                                                 ----------    ----------      -------      ----------      --------
                                                         --        54,609           --          20,197            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,388,003     3,003,660       42,705       2,933,466       217,144
                                                 ----------    ----------      -------      ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,444,616     2,957,466       41,619       2,749,900       210,371
                                                 ----------    ----------      -------      ----------      --------
NET ASSETS AT DECEMBER 31, 2007                  $2,535,357    $2,957,466      $41,619      $2,749,900      $210,371
                                                 ==========    ==========      =======      ==========      ========

                                                                             LINCOLN VIPT
                                                              LINCOLN VIPT   T. ROWE PRICE
                                               LINCOLN VIPT   T. ROWE PRICE   STRUCTURED    LINCOLN VIPT
                                               T. ROWE PRICE   STRUCTURED       MID-CAP       TEMPLETON
                                               GROWTH STOCK      MID-CAP        GROWTH         GROWTH
                                               SERVICE CLASS     GROWTH      SERVICE CLASS  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                        $    --     $210,224,297     $  347,283     $     --
Changes From Operations:
   - Net investment income (loss)                      --       (2,039,600)        (6,384)          --
   - Net realized gain (loss) on investments           --       (7,808,002)         1,730           --
   - Net change in unrealized appreciation or
     depreciation on investments                       --       25,579,542         59,702           --
                                                  -------     ------------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --       15,731,940         55,048           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --       11,555,057        631,694           --
   - Contract withdrawals & transfers to
     annuity reserves                                  --      (25,195,123)       (40,231)          --
   - Contract transfers                                --      (15,590,141)       (16,324)          --
                                                  -------     ------------     ----------     --------
                                                       --      (29,230,207)       575,139           --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --          (54,051)            --           --
   - Annuity Payments                                  --          (49,234)            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --            2,076             --           --
                                                  -------     ------------     ----------     --------
                                                       --         (101,209)            --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --      (29,331,416)       575,139           --
                                                  -------     ------------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --      (13,599,476)       630,187           --
                                                  -------     ------------     ----------     --------
NET ASSETS AT DECEMBER 31, 2006                        --      196,624,821        977,470           --
Changes From Operations:
   - Net investment income (loss)                     (41)      (1,997,219)       (14,053)       2,056
   - Net realized gain (loss) on investments            1       (2,446,588)        19,580         (488)
   - Net change in unrealized appreciation or
     depreciation on investments                      (31)      27,799,607        131,771       (6,535)
                                                  -------     ------------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          (71)      23,355,800        137,298       (4,967)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            12,141        9,740,424        869,877      153,762
   - Contract withdrawals & transfers to
     annuity reserves                                 (27)     (25,777,465)      (150,847)        (700)
   - Contract transfers                                --       (8,746,927)      (101,085)      24,667
                                                  -------     ------------     ----------     --------
                                                   12,114      (24,783,968)       617,945      177,729
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --               --             --           --
   - Annuity Payments                                  --          (50,586)            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --           (4,327)            --           --
                                                  -------     ------------     ----------     --------
                                                       --          (54,913)            --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                12,114      (24,838,881)       617,945      177,729
                                                  -------     ------------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            12,043       (1,483,081)       755,243      172,762
                                                  -------     ------------     ----------     --------
NET ASSETS AT DECEMBER 31, 2007                   $12,043     $195,141,740     $1,732,713     $172,762
                                                  =======     ============     ==========     ========

                                                              LINCOLN VIPT
                                                LINCOLN VIPT   UBS GLOBAL    LINCOLN VIPT
                                                 UBS GLOBAL       ASSET          VALUE      LINCOLN VIPT
                                                    ASSET      ALLOCATION    OPPORTUNITIES  WILSHIRE 2010
                                                 ALLOCATION   SERVICE CLASS  SERVICE CLASS     PROFILE
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $237,516,072    $  451,669      $     --     $       --
Changes From Operations:
   - Net investment income (loss)                    671,271         2,440            --             --
   - Net realized gain (loss) on investments      15,151,982        30,221            --             --
   - Net change in unrealized appreciation or
     depreciation on investments                  13,884,927        54,526            --             --
                                                ------------    ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      29,708,180        87,187            --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            9,264,534       467,773            --             --
   - Contract withdrawals & transfers to
     annuity reserves                            (28,280,687)      (45,929)           --             --
   - Contract transfers                           (6,006,055)       14,067            --             --
                                                ------------    ----------      --------     ----------
                                                 (25,022,208)      435,911            --             --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              49,473            --            --             --
   - Annuity Payments                               (171,636)           --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              1,667            --            --             --
                                                ------------    ----------      --------     ----------
                                                    (120,496)           --            --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (25,142,704)      435,911            --             --
                                                ------------    ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,565,476       523,098            --             --
                                                ------------    ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2006                  242,081,548       974,767            --             --
Changes From Operations:
   - Net investment income (loss)                  1,554,196         7,371           286            839
   - Net realized gain (loss) on investments      16,259,178        71,049          (766)         2,596
   - Net change in unrealized appreciation or
     depreciation on investments                  (5,387,538)      (20,465)       (7,484)        14,202
                                                ------------    ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      12,425,836        57,955        (7,964)        17,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            9,748,347       698,904       116,085         15,881
   - Contract withdrawals & transfers to
     annuity reserves                            (32,237,195)     (144,253)          (38)       (53,225)
   - Contract transfers                           (2,781,671)      (35,815)          732      1,230,416
                                                ------------    ----------      --------     ----------
                                                 (25,270,519)      518,836       116,779      1,193,072
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                              28,267            --            --             --
   - Annuity Payments                               (167,514)           --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                            (47,244)           --            --             --
                                                ------------    ----------      --------     ----------
                                                    (186,491)           --            --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (25,457,010)      518,836       116,779      1,193,072
                                                ------------    ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (13,031,174)      576,791       108,815      1,210,709
                                                ------------    ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2007                 $229,050,374    $1,551,558      $108,815     $1,210,709
                                                ============    ==========      ========     ==========

See accompanying notes.


                                                LINCOLN VIPT                  LINCOLN VIPT                  LINCOLN VIPT
                                                WILSHIRE 2010  LINCOLN VIPT   WILSHIRE 2020  LINCOLN VIPT   WILSHIRE 2030
                                                   PROFILE     WILSHIRE 2020     PROFILE     WILSHIRE 2030     PROFILE
                                                SERVICE CLASS     PROFILE     SERVICE CLASS     PROFILE     SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $   --      $       --        $     --       $     --       $    --
Changes From Operations:
   - Net investment income (loss)                      --              --              --             --            --
   - Net realized gain (loss) on investments           --              --              --             --            --
   - Net change in unrealized appreciation or
     depreciation on investments                       --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --              --              --             --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --              --              --             --            --
   - Contract withdrawals & transfers to
     annuity reserves                                  --              --              --             --            --
   - Contract transfers                                --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --              --             --            --
   - Annuity Payments                                  --              --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
NET ASSETS AT DECEMBER 31, 2006                        --              --              --             --            --
Changes From Operations:
   - Net investment income (loss)                      (2)           (294)             39            192           (31)
   - Net realized gain (loss) on investments            1           2,634              (8)          (681)          191
   - Net change in unrealized appreciation or
     depreciation on investments                       80          27,149           1,310          5,291           764
                                                   ------      ----------        --------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           79          29,489           1,341          4,802           924
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,802          13,388          56,720         23,947        49,500
   - Contract withdrawals & transfers to
     annuity reserves                                 (53)        (35,676)            (26)       (25,930)       (1,876)
   - Contract transfers                             5,646       1,410,814         109,349        600,473        39,226
                                                   ------      ----------        --------       --------       -------
                                                    7,395       1,388,526         166,043        598,490        86,850
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               --              --              --             --            --
   - Annuity Payments                                  --              --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --              --             --            --
                                                   ------      ----------        --------       --------       -------
                                                       --              --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 7,395       1,388,526         166,043        598,490        86,850
                                                   ------      ----------        --------       --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             7,474       1,418,015         167,384        603,292        87,774
                                                   ------      ----------        --------       --------       -------
NET ASSETS AT DECEMBER 31, 2007                    $7,474      $1,418,015        $167,384       $603,292       $87,774
                                                   ======      ==========        ========       ========       =======

                                                                                            LINCOLN VIPT
                                                               LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                                LINCOLN VIPT   WILSHIRE 2040    WILSHIRE     AGGRESSIVE
                                                WILSHIRE 2040     PROFILE      AGGRESSIVE      PROFILE
                                                   PROFILE     SERVICE CLASS     PROFILE    SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $     --       $     --     $ 3,791,790   $  619,413
Changes From Operations:
   - Net investment income (loss)                        --             --           4,792       (4,239)
   - Net realized gain (loss) on investments             --             --          73,479       32,460
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --         946,484      152,722
                                                   --------       --------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             --             --       1,024,755      180,943
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --             --         921,434    1,586,393
   - Contract withdrawals & transfers to
     annuity reserves                                    --             --      (1,324,561)     (58,755)
   - Contract transfers                                  --             --       5,311,381       33,703
                                                   --------       --------     -----------   ----------
                                                         --             --       4,908,254    1,561,341
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --              --           --
   - Annuity Payments                                    --             --              --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --              --           --
                                                   --------       --------     -----------   ----------
                                                         --             --              --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                      --             --       4,908,254    1,561,341
                                                   --------       --------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --       5,933,009    1,742,284
                                                   --------       --------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                          --             --       9,724,799    2,361,697
Changes From Operations:
   - Net investment income (loss)                     1,050            111          (5,658)     (10,471)
   - Net realized gain (loss) on investments             75            (27)        514,478      140,407
   - Net change in unrealized appreciation or
     depreciation on investments                        323            493         544,605      182,280
                                                   --------       --------     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1,448            577       1,053,425      312,216
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              12,267        149,949       1,703,336    3,516,847
   - Contract withdrawals & transfers to
     annuity reserves                               (37,064)          (504)     (1,274,488)    (460,634)
   - Contract transfers                             260,083         26,945       3,599,849     (516,515)
                                                   --------       --------     -----------   ----------
                                                    235,286        176,390       4,028,697    2,539,698
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --             --              --           --
   - Annuity Payments                                    --             --              --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --              --           --
                                                   --------       --------     -----------   ----------
                                                         --             --              --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 235,286        176,390       4,028,697    2,539,698
                                                   --------       --------     -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             236,734        176,967       5,082,122    2,851,914
                                                   --------       --------     -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                    $236,734       $176,967     $14,806,921   $5,213,611
                                                   ========       ========     ===========   ==========

                                                             LINCOLN VIPT                 LINCOLN VIPT
                                               LINCOLN VIPT     WILSHIRE    LINCOLN VIPT     WILSHIRE
                                                 WILSHIRE     CONSERVATIVE    WILSHIRE       MODERATE
                                               CONSERVATIVE     PROFILE       MODERATE       PROFILE
                                                  PROFILE    SERVICE CLASS     PROFILE    SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 1,771,846    $  281,345    $ 6,133,817    $ 1,401,947
Changes From Operations:
   - Net investment income (loss)                   43,623         2,888         40,054        (16,096)
   - Net realized gain (loss) on investments        20,515         8,563         44,940         72,489
   - Net change in unrealized appreciation or
     depreciation on investments                   321,291        55,265      1,478,197        460,825
                                               -----------    ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       385,429        66,716      1,563,191        517,218
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            669,385     1,153,299      1,469,782      6,078,401
   - Contract withdrawals & transfers to
     annuity reserves                             (406,608)     (103,168)      (991,653)      (369,332)
   - Contract transfers                          4,201,666      (165,918)    13,173,127       (232,525)
                                               -----------    ----------    -----------    -----------
                                                 4,464,443       884,213     13,651,256      5,476,544
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            (8,907)           --        277,773         23,856
   - Annuity Payments                                 (408)           --         (8,321)          (545)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --           (238)           145
                                               -----------    ----------    -----------    -----------
                                                    (9,315)           --        269,214         23,456
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              4,455,128       884,213     13,920,470      5,500,000
                                               -----------    ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,840,557       950,929     15,483,661      6,017,218
                                               -----------    ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                  6,612,403     1,232,274     21,617,478      7,419,165
Changes From Operations:
   - Net investment income (loss)                  193,767        25,952        165,361         16,094
   - Net realized gain (loss) on investments       234,428        35,429        432,936        145,420
   - Net change in unrealized appreciation or
     depreciation on investments                   362,236        67,505      1,590,919        585,401
                                               -----------    ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       790,431       128,886      2,189,216        746,915
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          1,522,268     2,205,645      3,306,761      7,003,137
   - Contract withdrawals & transfers to
     annuity reserves                           (2,014,338)     (282,066)    (3,335,159)      (872,386)
   - Contract transfers                         12,504,106       492,029     14,976,028      1,339,305
                                               -----------    ----------    -----------    -----------
                                                12,012,036     2,415,608     14,947,630      7,470,056
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --            --         42,666             --
   - Annuity Payments                                   --            --        (22,264)        (1,707)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            --            326             41
                                               -----------    ----------    -----------    -----------
                                                        --            --         20,728         (1,666)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             12,012,036     2,415,608     14,968,358      7,468,390
                                               -----------    ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         12,802,467     2,544,494     17,157,574      8,215,305
                                               -----------    ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                $19,414,870    $3,776,768    $38,775,052    $15,634,470
                                               ===========    ==========    ===========    ===========

See accompanying notes.

                                                              LINCOLN VIPT
                                               LINCOLN VIPT     WILSHIRE
                                                 WILSHIRE      MODERATELY
                                                MODERATELY     AGGRESSIVE
                                                AGGRESSIVE      PROFILE       MFS VIT       MFS VIT       MFS VIT
                                                  PROFILE    SERVICE CLASS  CORE EQUITY  TOTAL RETURN    UTILITIES
                                                SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                     $ 7,524,519    $   928,880    $ 51,306     $1,489,590   $138,149,222
Changes From Operations:
   - Net investment income (loss)                   52,630         (4,021)       (300)        16,572      1,203,388
   - Net realized gain (loss) on investments        71,330         38,518       1,213         63,161     11,182,642
   - Net change in unrealized appreciation or
     depreciation on investments                 1,816,422        579,941       4,770         80,414     27,259,805
                                               -----------    -----------    --------     ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,940,382        614,438       5,683        160,147     39,645,835
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          2,302,177      5,888,303          --        176,464     10,426,707
   - Contract withdrawals & transfers to
     annuity reserves                           (1,039,724)      (604,726)       (358)      (194,355)   (17,732,123)
   - Contract transfers                         10,912,283        792,538      (5,407)       122,217     19,848,929
                                               -----------    -----------    --------     ----------   ------------
                                                12,174,736      6,076,115      (5,765)       104,326     12,543,513
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --             --          --         93,744        464,244
   - Annuity Payments                                   --             --          --        (16,018)       (69,521)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --          --          2,741         (4,341)
                                               -----------    -----------    --------     ----------   ------------
                                                        --             --          --         80,467        390,382
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             12,174,736      6,076,115      (5,765)       184,793     12,933,895
                                               -----------    -----------    --------     ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         14,115,118      6,690,553         (82)       344,940     52,579,730
                                               -----------    -----------    --------     ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                 21,639,637      7,619,433      51,224      1,834,530    190,728,952
Changes From Operations:
   - Net investment income (loss)                  227,710         54,462        (481)        22,154       (408,853)
   - Net realized gain (loss) on investments       704,488        191,830      12,861         76,029     22,176,316
   - Net change in unrealized appreciation or
     depreciation on investments                 1,279,643        552,601      (8,482)       (45,240)    36,829,797
                                               -----------    -----------    --------     ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     2,211,841        798,893       3,898         52,943     58,597,260
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          3,927,358      8,489,972      10,000        696,388     18,756,353
   - Contract withdrawals & transfers to
     annuity reserves                           (2,547,288)      (843,225)    (21,597)      (133,352)   (28,953,042)
   - Contract transfers                          9,886,887        879,124      (8,728)      (155,556)    88,847,712
                                               -----------    -----------    --------     ----------   ------------
                                                11,266,957      8,525,871     (20,325)       407,480     78,651,023
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                            24,691             --          --             --        342,128
   - Annuity Payments                               (1,611)            --          --        (20,395)      (134,664)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             (592)            --          --          2,535          1,428
                                               -----------    -----------    --------     ----------   ------------
                                                    22,488             --          --        (17,860)       208,892
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             11,289,445      8,525,871     (20,325)       389,620     78,859,915
                                               -----------    -----------    --------     ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         13,501,286      9,324,764     (16,427)       442,563    137,457,175
                                               -----------    -----------    --------     ----------   ------------
NET ASSETS AT DECEMBER 31, 2007                $35,140,923    $16,944,197    $ 34,797     $2,277,093   $328,186,127
                                               ===========    ===========    ========     ==========   ============

                                                  MFS VIT        NB AMT
                                                 UTILITIES       MID-CAP        NB AMT        NB AMT
                                               SERVICE CLASS     GROWTH        PARTNERS       REGENCY
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                      $ 1,834,198   $119,240,671   $ 45,912,915   $ 871,991
Changes From Operations:
   - Net investment income (loss)                    15,789     (1,303,861)      (206,456)     (6,673)
   - Net realized gain (loss) on investments        110,150       (669,493)     8,424,387      96,860
   - Net change in unrealized appreciation or
     depreciation on investments                    777,919     17,507,439     (9,090,426)     (8,961)
                                                -----------   ------------   ------------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        903,858     15,534,085       (872,495)     81,226
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           2,601,308     10,383,918      1,325,280     104,167
   - Contract withdrawals & transfers to
     annuity reserves                              (198,871)   (14,863,363)    (2,399,238)    (24,208)
   - Contract transfers                              82,128      1,068,713    (43,840,107)   (174,645)
                                                -----------   ------------   ------------   ---------
                                                  2,484,565     (3,410,732)   (44,914,065)    (94,686)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         63,597        (91,692)         --
   - Annuity Payments                                    --        (29,022)        (5,070)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            944             --          --
                                                -----------   ------------   ------------   ---------
                                                         --         35,519        (96,762)         --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               2,484,565     (3,375,213)   (45,010,827)    (94,686)
                                                -----------   ------------   ------------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           3,388,423     12,158,872    (45,883,322)    (13,460)
                                                -----------   ------------   ------------   ---------
NET ASSETS AT DECEMBER 31, 2006                   5,222,621    131,399,543         29,593     858,531
Changes From Operations:
   - Net investment income (loss)                   (30,179)    (1,659,517)            26      (7,431)
   - Net realized gain (loss) on investments        611,123      1,569,523          3,213      70,481
   - Net change in unrealized appreciation or
     depreciation on investments                  1,312,179     28,460,082           (629)    (57,681)
                                                -----------   ------------   ------------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,893,123     28,370,088          2,610       5,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           5,235,660     11,318,577            415      79,320
   - Contract withdrawals & transfers to
     annuity reserves                              (791,728)   (19,694,849)           (19)    (79,517)
   - Contract transfers                           1,188,822     41,389,803           (985)    (16,494)
                                                -----------   ------------   ------------   ---------
                                                  5,632,754     33,013,531           (589)    (16,691)
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --         40,935             --          --
   - Annuity Payments                                    --        (37,197)            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            698             --          --
                                                -----------   ------------   ------------   ---------
                                                         --          4,436             --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               5,632,754     33,017,967           (589)    (16,691)
                                                -----------   ------------   ------------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           7,525,877     61,388,055          2,021     (11,322)
                                                -----------   ------------   ------------   ---------
NET ASSETS AT DECEMBER 31, 2007                 $12,748,498   $192,787,598   $     31,614   $ 847,209
                                                ===========   ============   ============   =========

                                                                                    WFVT
                                                                       WFVT       ADVANTAGE    WFVT
                                                     PUTNAM VT      ADVANTAGE       LARGE     ADVANTAGE
                                                  HEALTH SCIENCES     EQUITY       COMPANY     SMALL CAP
                                                      CLASS IB        INCOME       GROWTH       GROWTH
                                                     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2006                         $ 16,396,346      $161,967      $62,909     $191,876
Changes From Operations:
   - Net investment income (loss)                       (21,593)          298         (917)      (3,285)
   - Net realized gain (loss) on investments          1,959,758         7,685          791       19,600
   - Net change in unrealized appreciation or
     depreciation on investments                     (2,549,043)       20,475           65       22,322
                                                   ------------      --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (610,878)       28,458          (61)      38,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 810,355            --           --       89,342
   - Contract withdrawals & transfers to
     annuity reserves                                  (971,966)         (906)         (75)      (6,876)
   - Contract transfers                             (15,435,066)        6,842       (4,251)     (21,003)
                                                   ------------      --------      -------     --------
                                                    (15,596,677)        5,936       (4,326)      61,463
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                (25,477)           --           --           --
   - Annuity Payments                                      (796)           --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --            --           --           --
                                                   ------------      --------      -------     --------
                                                        (26,273)           --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (15,622,950)        5,936       (4,326)      61,463
                                                   ------------      --------      -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,233,828)       34,394       (4,387)     100,100
                                                   ------------      --------      -------     --------
NET ASSETS AT DECEMBER 31, 2006                         162,518       196,361       58,522      291,976
Changes From Operations:
   - Net investment income (loss)                          (349)          154       (1,180)      (4,654)
   - Net realized gain (loss) on investments              3,016        31,698        8,661       72,938
   - Net change in unrealized appreciation or
     depreciation on investments                         (4,681)      (31,964)      (3,014)     (31,619)
                                                   ------------      --------      -------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (2,014)         (112)       4,467       36,665
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                      92        49,956       12,566       38,486
   - Contract withdrawals & transfers to
     annuity reserves                                    (2,571)      (10,156)        (185)     (24,802)
   - Contract transfers                                 (12,781)      (80,451)        (510)      84,847
                                                   ------------      --------      -------     --------
                                                        (15,260)      (40,651)      11,871       98,531
   Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                     --            --           --           --
   - Annuity Payments                                        --            --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --            --           --           --
                                                   ------------      --------      -------     --------
                                                             --            --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS
                                                        (15,260)      (40,651)      11,871       98,531
                                                   ------------      --------      -------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (17,274)      (40,763)      16,338      135,196
                                                   ------------      --------      -------     --------
NET ASSETS AT DECEMBER 31, 2007                    $    145,244      $155,598      $74,860     $427,172
                                                   ============      ========      =======     ========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of four products, Multi-Fund, Multi-Fund 5, Multi-Fund Select and eAnnuity. The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln National Variable Annuity Account C.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of one of one hundred three mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Core Equity Fund
     AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc.
     (ABVPSF):
     ABVPSF Global Technology Class B Fund
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class 2 Portfolio
     American Century VP International Portfolio

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Capital Reserves Service Class Series
     Delaware VIPT Diversified Income Series
     Delaware VIPT Diversified Income Service Class Series
     Delaware VIPT Emerging Markets Service Class Series
     Delaware VIPT High Yield Series
     Delaware VIPT High Yield Service Class Series
     Delaware VIPT REIT Series
     Delaware VIPT REIT Service Class Series
     Delaware VIPT Small Cap Value Service Class Series
     Delaware VIPT Trend Series
     Delaware VIPT Trend Service Class Series
     Delaware VIPT U.S. Growth Service Class Series
     Delaware VIPT Value Series
     Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Equity 500 Index Service Class Fund
     DWS VIP Small Cap Index Fund
     DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Growth Service Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust
     (FTVIPT):
     FTVIPT Franklin Income Securities Class 2
     FTVIPT Mutual Shares Securities Class 2
     FTVIPT Templeton Global Income Securities Class 2 Fund

Janus Aspen Series:
     Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Variable Insurance Products Trust
     (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Capital Growth Service Class
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Cohen & Steers Global Real Estate Service Class
     Lincoln VIPT Delaware Bond

     Lincoln VIPT Delaware Bond Service Class
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Growth and Income Service Class
     Lincoln VIPT Delaware Managed
     Lincoln VIPT Delaware Managed Service Class
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Social Awareness Service Class
     Lincoln VIPT Delaware Special Opportunities
     Lincoln VIPT Delaware Special Opportunities Service Class
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT FI Equity-Income Service Class
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Janus Capital Appreciation Service Class
     Lincoln VIPT Marsico International Growth Service Class
     Lincoln VIPT MFS Value Service Class
     Lincoln VIPT Mid-Cap Growth Service Class
     Lincoln VIPT Mid-Cap Value Service Class
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Mondrian International Value Service Class
     Lincoln VIPT Money Market
     Lincoln VIPT Money Market Service Class
     Lincoln VIPT S&P 500 Index
     Lincoln VIPT S&P 500 Index Service Class
     Lincoln VIPT Small-Cap Index
     Lincoln VIPT Small-Cap Index Service Class
     Lincoln VIPT T. Rowe Price Growth Stock Service Class
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Lincoln VIPT Templeton Growth Service Class
     Lincoln VIPT UBS Global Asset Allocation
     Lincoln VIPT UBS Global Asset Allocation Service Class
     Lincoln VIPT Value Opportunities Service Class
     Lincoln VIPT Wilshire 2010 Profile
     Lincoln VIPT Wilshire 2010 Profile Service Class
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2020 Profile Service Class
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2030 Profile Service Class
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire 2040 Profile Service Class
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Aggressive Profile Service Class
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Conservative Profile Service Class
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderate Profile Service Class
     Lincoln VIPT Wilshire Moderately Aggressive Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series
     MFS VIT Total Return Series
     MFS VIT Utilities Series
     MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio
     NB AMT Partners Portfolio
     NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Health Sciences Class IB Fund

Wells Fargo Variable Trust (WFVT):
     WFVT Advantage Equity Income Fund
     WFVT Advantage Large Company Growth Fund
     WFVT Advantage Small Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

INVESTMENT FUND CHANGES: During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Class B Fund, the Delaware VIPT U.S. Growth Service Class Series, the FTVIPT Franklin Income Securities Class 2 Fund and the FTVIPT Franklin Mutual Shares Securities Class 2 Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

During 2006, the AIM V.I. Premier Equity Fund and the ABVPSF Growth Class B Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund, the Lincoln VIPT Wilshire 2040 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                        NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                                    Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                      Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Fund                       Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Growth and Income Service Class Fund         Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Managed Fund                                 Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Managed Service Class Fund                   Lincoln VIPT Delaware Managed Service Class Fund
Lincoln VIPT Social Awareness Fund                        Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund          Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Fund                   Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Special Opportunities Service Class Fund     Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Fund                           Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Equity-Income Service Class Fund             Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                    Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund      Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                           Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund             Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                       Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund         Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund
Lincoln VIPT Global Asset Allocation Fund                 Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Fund                      Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Aggressive Profile Service Class Fund        Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Fund                    Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Conservative Profile Service Class Fund      Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Fund                        Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderate Profile Service Class Fund          Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Fund           Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
Lincoln VIPT Moderately Aggressive Profile Service        Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund
   Class Fund
MFS VIT Capital Opportunities Series                      MFS VIT Core Equity Series

During 2007, the Lincoln VIPT Core Fund merged into the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Growth Fund merged into the Lincoln VIPT Janus Capital Appreciation Fund and the Lincoln VIPT Growth Opportunities Service Class Fund merged into the Lincoln VIPT Baron Growth Opportunities Service Class Fund.

Also during 2007, the Delaware VIPT Global Bond Series ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the three contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00274521% to .00589589% (1.002% to 2.152%
     on an annual basis)

-    Multi-Fund(R) 5 at a daily rate of .00273973% to .00712329 (1.00% to 2.60%
     on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis)

In addition, $11,328,448 and $11,382,770 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2007 and 2006, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2007                 1.000%   1.750%   $10.92    $11.43        12,784  $   143,501     6.24%      7.04%     1.00%
            2006  4/28/06        1.000%   1.750%    10.28     10.68        16,478      172,826     7.89%      8.43%     0.56%

AIM V.I. INTERNATIONAL GROWTH
            2007                 1.000%   1.950%    21.14     22.43        34,456      768,430    12.50%     13.58%     0.41%
            2006                 1.000%   1.950%    18.79     19.74        37,356      732,508    25.76%     26.96%     1.42%
            2005                 1.000%   1.950%    14.94     15.55        24,902      385,241    15.65%     16.75%     0.69%
            2004                 1.000%   1.950%    12.92     13.32        24,432      324,064    21.61%     22.77%     0.69%
            2003                 1.000%   1.950%    10.62     10.85        20,352      220,344    26.58%     27.78%     1.27%

ABVPSF GLOBAL TECHNOLOGY CLASS B
            2007                 1.000%   1.802%     0.62     20.46    72,666,319   47,782,876    17.75%     18.70%     0.00%
            2006                 1.000%   1.802%     0.52     12.04    59,298,538   32,362,349     6.98%      7.30%     0.00%
            2005                 1.000%   1.302%     0.49     11.22    72,818,934   36,486,619     2.31%      2.62%     0.00%
            2004                 1.000%   1.302%     0.48      8.50    94,555,878   45,903,361     3.73%      4.04%     0.00%
            2003                 1.000%   1.750%     0.46      8.17   138,493,725   64,560,294    41.93%     42.36%     0.00%

ABVPSF GROWTH CLASS B
            2005                 1.002%   1.302%     0.80      0.81    16,257,106   13,174,220    10.19%     10.52%     0.00%
            2004                 1.002%   1.302%     0.72      0.73    20,938,610   15,353,249    13.05%     13.39%     0.00%
            2003                 1.002%   1.302%     0.64      0.65    20,651,889   13,355,274    32.96%     33.36%     0.00%

ABVPSF GROWTH AND INCOME CLASS B
            2007                 1.002%   1.302%    13.71     13.86     3,913,772   54,242,467     3.50%      3.81%     1.19%
            2006                 1.002%   1.302%    13.25     13.35     4,427,694   59,110,718    15.47%     15.82%     0.25%
            2005                 1.002%   1.302%    11.47     11.53       542,081    6,248,479     3.24%      3.55%     1.29%
            2004  5/24/04        1.002%   1.302%    11.11     11.13       181,142    2,016,382     9.08%     11.32%     0.14%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS B

            2007                 1.000%   1.800%   $12.27    $12.43        70,159     $870,558     3.70%      4.53%     0.93%
            2006  6/22/06        1.000%   1.800%    11.83     11.89        68,347      812,198     0.71%     23.86%     0.00%

ABVPSF SMALL/MID CAP VALUE CLASS A
            2007                 1.000%   1.800%    18.68     22.16        35,105      682,678    -0.11%      0.69%     1.07%
            2006                 1.000%   1.800%    18.69     22.19        23,101      446,812    12.38%     13.28%     0.44%
            2005                 1.000%   1.800%    16.62     17.14        47,790      817,091     5.06%      5.85%     0.71%
            2004                 1.000%   1.750%    15.82     16.20        30,065      484,554    17.23%     18.12%     0.18%
            2003                 1.000%   1.750%    13.50     13.71        24,534      335,025    38.82%     39.86%     0.53%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2007                 1.000%   2.600%    11.13     11.46       180,987    2,063,576     7.55%      8.42%     4.45%
            2006                 1.000%   1.800%    10.34     10.57       137,985    1,444,978    -0.23%      0.56%     3.29%
            2005                 1.000%   1.800%    10.38     10.51        48,777      510,991    -0.20%      0.55%     4.95%
            2004  6/23/04        1.000%   1.750%    10.40     10.46         9,732      101,554     0.07%      4.63%     1.89%

AMERICAN CENTURY VP INTERNATIONAL
            2007                 0.550%   0.550%     1.67      1.67        16,354       27,235    17.41%     17.41%     0.75%
            2006                 0.550%   0.550%     1.42      1.42        16,418       23,287    24.34%     24.34%     2.63%
            2005                 0.550%   0.550%     1.14      1.14        98,847      112,759    12.63%     12.63%     1.10%
            2004                 0.550%   0.550%     1.01      1.01        93,629       94,828    14.29%     14.29%     0.53%
            2003                 0.550%   0.550%     0.89      0.89       114,248      101,241    23.83%     23.83%     0.31%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                 1.000%   2.600%    16.73     17.32     5,825,731  100,836,019    12.63%     13.71%     2.90%
            2006                 1.000%   1.950%    14.92     15.23     4,014,042   61,115,653    18.28%     19.23%     0.84%
            2005                 1.000%   1.800%    12.62     12.77     2,125,679   27,149,977    12.10%     12.94%     0.67%
            2004  5/24/04        1.000%   1.750%    11.26     11.31       830,270    9,389,964     8.67%     15.43%     0.05%

AMERICAN FUNDS GROWTH CLASS 2
            2007                 1.000%   2.600%     1.24     21.50   638,395,481  869,499,219     9.85%     11.23%     0.78%
            2006                 1.000%   2.250%     1.12     19.49   674,795,654  810,306,303     7.77%      9.12%     0.80%
            2005                 1.000%   2.250%     1.03     18.09   673,349,379  728,450,984    13.95%     15.04%     0.72%
            2004                 1.000%   1.950%     0.90     15.83   650,424,534  603,000,010    10.32%     11.38%     0.18%
            2003                 1.000%   1.950%     0.81     10.19   558,850,163  462,593,451    34.17%     35.45%     0.13%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                 1.000%   2.250%    13.09     18.61    15,366,836  211,285,522     2.71%      4.00%     1.65%
            2006                 1.000%   2.250%    12.85     18.03    12,330,341  163,043,507    12.64%     14.06%     1.83%
            2005                 1.000%   2.250%    11.45     16.02     8,301,487   96,296,244     3.79%      4.78%     1.57%
            2004                 1.000%   1.950%    11.37     15.39     4,492,510   50,042,130     8.24%      9.28%     1.79%
            2003                 1.000%   1.950%    10.51     10.72       624,662    6,701,374    29.87%     31.11%     1.44%

AMERICAN FUNDS INTERNATIONAL CLASS 2
            2007                 1.000%   2.250%     1.49     27.78   244,014,559  408,608,092    17.35%     18.83%     1.60%
            2006                 1.000%   2.250%     1.26     23.56   225,874,390  310,794,956    16.33%     17.79%     1.74%
            2005                 1.000%   2.250%     1.07     20.16   184,032,133  210,218,274    19.16%     20.29%     1.70%
            2004                 1.000%   1.950%     0.90     16.90   142,898,536  133,651,991    17.01%     18.13%     1.53%
            2003                 1.000%   1.950%     0.76     11.28    93,690,450   73,676,494    32.51%     33.51%     1.62%

DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2007                 1.000%   1.800%    10.40     10.62        12,171      128,434     2.37%      3.20%     4.56%
            2006                 1.000%   1.800%    10.16     10.16         9,968      102,064     2.47%      2.47%     4.34%
            2005  8/16/05        1.800%   1.800%     9.91      9.91         3,912       38,784    -0.03%     -0.03%     1.47%

DELAWARE VIPT DIVERSIFIED INCOME
            2007                 1.002%   1.802%    11.92     12.27    10,220,689  125,386,671     5.71%      6.56%     2.80%
            2006                 1.002%   1.802%    11.28     11.52     7,112,957   81,894,023     5.99%      6.84%     0.73%
            2005                 1.002%   1.802%    10.73     10.78     2,054,184   22,135,616    -1.73%     -1.44%     0.84%
            2004  5/24/04        1.002%   1.302%    10.92     10.93       739,132    8,082,107     7.32%      9.35%     0.00%

DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2007                 1.000%   2.600%    11.76     12.17     1,565,289   18,964,143     5.34%      6.35%     2.26%
            2006                 1.000%   1.950%    11.20     11.44       732,435    8,355,999     5.65%      6.50%     1.11%
            2005                 1.000%   1.800%    10.61     10.74       346,090    3,714,019    -2.31%     -1.58%     0.58%
            2004  6/21/04        1.000%   1.750%    10.87     10.91        74,862      816,336     6.28%      8.34%     0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2007                 1.000%   1.800%   $28.67    $29.51       110,394  $  3,239,761    36.04%     37.13%      1.11%
            2006                 1.000%   1.800%    21.07     21.52        65,674     1,405,574    24.55%     25.55%      0.96%
            2005                 1.000%   2.250%    16.93     17.14        35,425       605,235    24.90%     25.85%      0.06%
            2004  6/23/04        1.000%   1.750%    13.56     13.62         1,743        23,698    26.81%     33.05%      0.00%

DELAWARE VIPT GLOBAL BOND
            2007                 0.000%   0.000%       --        --            --           --      0.00%      0.00%     10.02%
            2006                 0.550%   0.550%     1.76      1.76        18,147        31,958     2.58%      2.58%      4.30%
            2005                 0.550%   1.802%     1.62      1.72    32,294,952    53,613,368    -9.84%     -9.15%     16.46%
            2004                 0.550%   1.302%     1.79      1.89    41,855,296    76,804,886    11.54%     12.38%     13.53%
            2003                 0.550%   1.302%     1.61      1.68    57,641,213    94,554,866    18.81%     19.70%      1.63%

DELAWARE VIPT HIGH YIELD
            2007                 1.002%   1.802%    11.40     11.64     1,767,608    20,571,351     0.96%      1.77%      6.57%
            2006                 1.002%   1.802%    11.29     11.44     1,401,130    16,023,618    10.44%     11.33%      3.23%
            2005  6/6/05         1.002%   1.802%    10.23     10.27       236,402     2,428,470    -0.34%      2.73%      0.00%

DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2007                 1.002%   1.002%    11.59     11.59       169,654     1,965,562     1.52%      1.52%      5.01%
            2006                 1.002%   1.002%    11.41     11.41        68,365       780,161    11.07%     11.07%      2.90%
            2005  6/9/05         1.002%   1.002%    10.27     10.27         9,179        94,301     2.93%      2.93%      0.00%

DELAWARE VIPT REIT
            2007                 1.000%   2.600%     2.61     21.91    64,156,361   175,018,010   -15.77%    -14.80%      1.57%
            2006                 1.000%   2.152%     3.08     25.71   101,214,445   323,270,992    29.81%     31.31%      1.80%
            2005                 1.000%   2.152%     2.35     19.58    98,117,755   238,208,105     4.89%      6.10%      1.97%
            2004                 1.000%   2.152%     2.22     18.45   116,236,561   265,285,677    29.03%     30.07%      1.96%
            2003                 1.000%   1.800%     1.71     14.19    92,110,822   160,909,583    31.70%     32.69%      2.41%

DELAWARE VIPT REIT SERVICE CLASS
            2007                 1.002%   1.002%    15.63     15.63       538,905     8,425,273   -15.03%    -15.03%      1.06%
            2006                 1.002%   1.002%    18.40     18.40       410,686     7,556,798    31.00%     31.00%      1.33%
            2005                 1.002%   1.002%    14.05     14.05       204,962     2,878,823     5.79%      5.79%      1.10%
            2004  8/12/04        1.002%   1.002%    13.28     13.28        51,835       688,197    22.58%     22.58%      0.00%

DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2007                 1.000%   2.150%     1.80     19.74   132,090,624   260,346,711    -8.82%     -7.77%      0.27%
            2006                 1.000%   2.150%     1.96     21.58   162,075,066   337,704,818    13.65%     14.73%      0.02%
            2005                 1.000%   2.250%     1.71     18.96   163,278,780   291,658,893     7.04%      8.06%      0.15%
            2004                 1.000%   1.950%     1.59     17.69   158,621,453   258,482,376    18.82%     19.96%      0.02%
            2003                 1.000%   1.950%     1.33     13.85   133,062,475   179,787,347    38.93%     40.26%      0.22%

DELAWARE VIPT TREND
            2007                 0.550%   1.950%     2.50     19.34   105,640,409   275,731,986     8.61%     10.14%      0.00%
            2006                 0.550%   1.950%     2.29     17.78   125,540,187   297,987,464     5.52%      7.00%      0.00%
            2005                 0.550%   1.950%     2.15     16.83   146,301,640   325,643,375     3.81%      5.28%      0.00%
            2004                 0.550%   1.950%     2.06     16.18   176,557,581   374,406,585    10.43%     11.99%      0.00%
            2003                 0.550%   1.950%     1.86     11.18   194,436,461   369,174,879    32.49%     34.36%      0.00%

DELAWARE VIPT TREND SERVICE CLASS
            2007                 1.002%   1.002%    13.35     13.35       310,530     4,145,064     9.36%      9.36%      0.00%
            2006                 1.002%   1.002%    12.21     12.21       227,494     2,776,830     6.27%      6.27%      0.00%
            2005                 1.002%   1.002%    11.49     11.49       119,204     1,369,229     4.56%      4.56%      0.00%
            2004  8/13/04        1.002%   1.002%    10.99     10.99        20,593       226,225    24.05%     24.05%      0.00%

DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2007                 1.000%   1.750%    11.65     11.65         2,841        33,103    10.92%     10.92%      0.00%
            2006  11/1/06        1.300%   1.300%    10.50     10.50         1,313        13,795     4.26%      4.26%      0.00%

DELAWARE VIPT VALUE
            2007                 0.550%   2.600%     2.27     18.42    81,976,955   196,998,173    -4.60%     -3.26%      1.59%
            2006                 0.550%   1.950%     2.37     19.27    88,171,906   218,333,816    21.71%     23.42%      1.50%
            2005                 0.550%   1.950%     1.93     12.28    80,260,557   160,834,889     3.98%      5.45%      1.65%
            2004                 0.550%   1.950%     1.85     11.70    75,081,029   142,812,874    12.71%     14.30%      1.57%
            2003                 0.550%   1.950%     1.63     10.28    73,946,298   123,091,951    26.07%     27.60%      1.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT VALUE SERVICE CLASS
            2007                 1.002%   1.002%   $13.98    $13.98       507,338  $  7,094,623    -3.96%     -3.96%      1.13%
            2006                 1.002%   1.002%    14.56     14.56       283,445     4,127,252    22.56%     22.56%      0.97%
            2005                 1.002%   1.002%    11.88     11.88       101,038     1,200,406     4.74%      4.74%      0.70%
            2004  8/12/04        1.002%   1.002%    11.34     11.34        10,018       113,634    14.18%     14.18%      0.00%

DWS VIP EQUITY 500 INDEX
            2007                 0.550%   2.152%     1.10     17.24   227,708,600   258,719,007     3.26%      4.72%      1.51%
            2006                 0.550%   1.950%     1.05     16.67   254,857,591   277,561,949    13.29%     14.89%      0.80%
            2005                 0.550%   1.950%     0.92     11.04   150,969,247   144,506,633     2.65%      4.10%      1.58%
            2004                 0.550%   1.950%     0.89     10.66   163,022,592   150,786,861     8.46%      9.99%      1.13%
            2003                 0.550%   1.950%     0.82      9.73   168,526,129   141,764,962    25.94%     27.46%      1.17%

DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2007                 1.002%   1.002%    13.59     13.59       314,443     4,273,488     3.99%      3.99%      1.13%
            2006                 1.002%   1.002%    13.07     13.07       193,034     2,522,921    14.09%     14.09%      0.79%
            2005                 1.002%   1.002%    11.46     11.46        87,979     1,007,825     3.38%      3.38%      0.87%
            2004  8/17/04        1.002%   1.002%    11.08     11.08        12,299       136,288    12.15%     12.15%      0.00%

DWS VIP SMALL CAP INDEX
            2007                 0.550%   2.600%     1.69     20.96    33,243,245    59,345,229    -4.08%     -2.44%      0.89%
            2006                 0.550%   2.250%     1.75     21.75    39,601,841    72,303,839    14.88%     16.85%      0.69%
            2005                 0.550%   2.250%     1.51     14.66    38,065,575    59,431,037     2.45%      3.69%      0.65%
            2004                 0.550%   1.750%     1.46     14.20    46,016,290    69,337,137    15.72%     17.11%      0.46%
            2003                 0.550%   1.750%     1.26     12.18    48,029,009    61,668,294    43.89%     45.62%      0.67%

DWS VIP SMALL CAP INDEX SERVICE CLASS
            2007                 1.002%   1.002%    13.62     13.62       189,062     2,574,837    -3.13%     -3.13%      0.57%
            2006                 1.002%   1.002%    14.06     14.06       124,620     1,752,120    16.02%     16.02%      0.33%
            2005                 1.002%   1.002%    12.12     12.12        55,544       673,088     2.96%      2.96%      0.28%
            2004  8/12/04        1.002%   1.002%    11.77     11.77         8,972       105,597    25.75%     25.75%      0.00%

FIDELITY VIP CONTRAFUND SERVICE CLASS
            2007                 1.000%   2.250%     1.73     20.69   165,155,099   304,848,847    14.89%     16.34%      0.88%
            2006                 1.000%   2.250%     1.49     17.92   163,076,259   256,486,938     9.11%     10.48%      1.12%
            2005                 1.000%   2.250%     1.36     16.35   150,721,838   212,550,906    14.76%     15.69%      0.18%
            2004                 1.000%   1.800%     1.18     14.25   114,920,893   139,081,949    13.28%     14.19%      0.24%
            2003                 1.000%   1.800%     1.03     11.68    97,341,175   102,571,115    26.13%     27.08%      0.33%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2007                 1.002%   1.002%    16.72     16.72     1,191,705    19,926,375    16.13%     16.13%      0.90%
            2006                 1.002%   1.002%    14.40     14.40       733,844    10,565,893    10.32%     10.32%      1.14%
            2005                 1.002%   1.002%    13.05     13.05       293,051     3,824,627    15.50%     15.50%      0.04%
            2004  8/13/04        1.002%   1.002%    11.30     11.30        27,970       316,038    17.61%     17.61%      0.00%

FIDELITY VIP GROWTH SERVICE CLASS
            2007                 1.000%   2.152%     1.07     12.86   100,431,937   111,691,952    24.42%     25.61%      0.59%
            2006                 1.000%   1.950%     0.86     10.24    79,646,681    70,039,216     4.67%      5.67%      0.30%
            2005                 1.000%   1.950%     0.81      9.69    95,219,967    79,207,931     3.63%      4.62%      0.41%
            2004                 1.000%   1.950%     0.78      9.26   117,556,827    93,354,109     1.27%      2.24%      0.17%
            2003                 1.000%   1.950%     0.76      9.06   133,867,903   103,856,285    30.48%     31.46%      0.19%

FIDELITY VIP GROWTH SERVICE CLASS 2
            2007                 1.002%   1.002%    14.63     14.63       147,217     2,154,399    25.40%     25.40%      0.30%
            2006                 1.002%   1.002%    11.67     11.67        79,340       925,919     5.51%      5.51%      0.11%
            2005                 1.002%   1.002%    11.06     11.06        36,392       402,529     4.45%      4.45%      0.11%
            2004  8/24/04        1.002%   1.002%    10.59     10.59         5,964        63,153    10.32%     10.32%      0.00%

FIDELITY VIP MID CAP SERVICE CLASS 2
            2007                 1.000%   1.950%    14.39     14.75       114,536     1,684,625    13.11%     14.19%      0.51%
            2006                 1.000%   1.950%    12.77     12.92        74,541       960,977    10.45%     11.28%      0.11%
            2005  7/18/05        1.000%   1.750%    11.56     11.61        30,034       348,432     4.30%     10.92%      0.00%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2007                 1.000%   2.600%    11.40     11.57       155,427     1,788,802     1.75%      2.72%      2.76%
            2006  6/7/06         1.000%   1.950%    11.20     11.27        35,930       404,155     0.37%     11.53%      0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2007                 1.000%   1.800%    11.44     11.59       104,468     1,207,556     1.63%      2.45%      1.23%
            2006  7/19/06        1.000%   1.800%    11.26     11.31        18,083       204,269     4.03%     12.77%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2007                 1.000%   1.800%   $11.91    $12.16       111,602  $    1,351,429     9.02%      9.90%      2.68%
            2006                 1.000%   1.800%    10.93     11.06        23,259         256,580    10.82%     11.65%      2.30%
            2005  8/4/05         1.000%   1.750%     9.87      9.91         8,255          81,744    -1.34%     -1.04%      0.00%

JANUS ASPEN SERIES WORLDWIDE GROWTH
            2007                 0.550%   1.750%     1.28     12.63       346,763         730,506     7.73%      9.03%      0.74%
            2006                 0.550%   1.750%     1.17     11.64       330,587         670,355    16.15%     17.56%      0.01%
            2005                 0.550%   1.802%     0.89      9.94   147,517,524     133,788,327     4.03%      5.28%      1.33%
            2004                 0.550%   1.750%     0.85      9.49   193,567,325     167,463,524     2.96%      4.20%      0.95%
            2003                 0.550%   1.750%     0.82      9.15   257,781,965     214,949,968    21.84%     23.31%      1.12%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2007                 0.550%   1.802%     2.06     19.08    78,327,260     175,843,860     1.57%      2.85%      0.00%
            2006                 0.550%   1.802%     2.01     18.78    85,738,959     183,983,607    13.46%     14.89%      0.00%
            2005                 0.550%   1.802%     1.77     12.08    95,725,183     175,459,157     2.03%      2.80%      0.00%
            2004                 0.550%   1.302%     1.73      1.98   102,460,597     180,566,032    24.01%     24.95%      0.00%
            2003                 0.550%   1.302%     1.40      1.59    71,610,336     101,264,502    28.33%     29.30%      0.00%

LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2007  9/14/07        1.000%   1.000%    10.74     10.74         2,272          24,407     6.70%      6.70%      0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
            2007  5/18/07        1.002%   1.802%     8.22      8.26       384,233       3,175,248   -17.35%    -12.96%      0.82%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2007  6/4/07         1.000%   1.800%     8.21      8.25        77,521         638,990   -18.21%     -5.58%      0.64%

LINCOLN VIPT CORE
            2006  7/3/06         1.000%   1.000%    11.62     11.62           663           7,707     9.00%      9.00%      0.85%

LINCOLN VIPT DELAWARE BOND
            2007                 0.550%   2.250%     7.35     13.27    48,170,653     369,981,385     3.10%      4.87%      4.95%
            2006                 0.550%   2.250%     7.06     12.71    48,982,589     359,659,112     2.84%      4.14%      4.36%
            2005                 0.550%   1.802%     6.83     12.26    53,029,168     374,673,326     0.81%      2.08%      4.12%
            2004                 0.550%   1.802%     6.74     12.06    56,084,889     389,384,378     3.48%      4.72%      3.94%
            2003                 0.550%   1.750%     6.48     11.57    63,540,725     421,811,510     5.42%      6.69%      4.08%

LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2007                 1.002%   1.002%    11.50     11.50       905,003      10,406,613     4.12%      4.12%      5.39%
            2006                 1.002%   1.002%    11.04     11.04       590,286       6,518,940     3.41%      3.41%      5.26%
            2005                 1.002%   1.002%    10.68     10.68       277,291       2,961,343     1.36%      1.36%      5.93%
            2004  8/12/04        1.002%   1.002%    10.54     10.54        44,109         464,727     2.41%      2.41%      3.21%

LINCOLN VIPT DELAWARE GROWTH AND INCOME
            2007                 0.550%   2.152%    12.96     17.38   124,080,963   1,751,316,941     3.86%      5.54%      1.12%
            2006                 0.550%   2.152%    12.43     16.67   142,636,453   1,916,210,608     9.97%     11.75%      1.20%
            2005                 0.550%   2.152%    11.17     15.11   165,848,589   2,002,906,771     3.30%      4.96%      1.28%
            2004                 0.550%   2.152%    10.79     11.89   188,106,797   2,174,134,367     9.83%     11.38%      1.27%
            2003                 0.550%   1.950%     9.86     10.68   208,736,422   2,175,961,869    27.47%     29.01%      1.17%

LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2007                 1.002%   1.002%    13.65     13.65       209,119       2,855,014     4.80%      4.80%      1.07%
            2006                 1.002%   1.002%    13.03     13.03       155,195       2,021,821    10.97%     10.97%      1.28%
            2005                 1.002%   1.002%    11.74     11.74        87,504       1,027,316     4.23%      4.23%      1.78%
            2004  8/16/04        1.002%   1.002%    11.26     11.26        10,692         120,438    14.48%     14.48%      1.16%

LINCOLN VIPT DELAWARE MANAGED
            2007                 0.550%   2.250%     7.07     15.54    62,261,149     456,251,555     2.26%      4.01%      2.31%
            2006                 0.550%   2.250%     6.85     15.13    71,559,716     506,089,645     8.11%      9.96%      2.35%
            2005                 0.550%   2.250%     6.28     12.15    81,874,088     528,459,046     2.71%      3.95%      2.31%
            2004                 0.550%   1.750%     6.09     11.75    91,044,639     567,272,218     8.09%      9.40%      2.13%
            2003                 0.550%   1.750%     5.60     10.78   101,042,240     577,813,343    21.31%     22.23%      2.15%

LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
            2007                 1.002%   1.002%    12.80     12.80       232,822       2,980,360     3.28%      3.28%      2.43%
            2006                 1.002%   1.002%    12.39     12.39       166,128       2,059,104     9.20%      9.20%      2.64%
            2005                 1.002%   1.002%    11.35     11.35        89,535       1,016,259     3.22%      3.22%      2.95%
            2004  8/17/04        1.002%   1.002%    11.00     11.00        16,931         186,181    10.21%     10.21%      2.01%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM  INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2007                 0.550%   1.950%   $ 7.47    $18.47   113,611,901  $  876,777,353     0.98%      2.40%     0.82%
            2006                 0.550%   1.950%     7.35     18.27   132,242,404   1,000,811,447    10.14%     11.69%     0.86%
            2005                 0.550%   1.950%     6.63     16.56   148,653,119   1,011,436,950     9.87%     11.41%     0.83%
            2004                 0.550%   1.950%     5.99     11.39   164,370,366   1,007,815,652    10.53%     12.08%     0.92%
            2003                 0.550%   1.950%     5.39     10.21   179,113,924     984,103,556    29.58%     31.14%     0.86%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2007                 1.002%   1.002%    14.01     14.01       410,930       5,755,083     1.68%      1.68%     0.75%
            2006                 1.002%   1.002%    13.77     13.77       266,460       3,669,937    10.91%     10.91%     0.89%
            2005                 1.002%   1.002%    12.42     12.42       113,371       1,407,871    10.64%     10.64%     1.11%
            2004  8/16/04        1.002%   1.002%    11.22     11.22        12,570         141,092    15.28%     15.28%     0.73%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
            2007                 0.550%   1.950%    17.68     22.38    36,635,734     669,117,339     1.80%      3.24%     0.92%
            2006                 0.550%   1.950%    17.26     21.95    42,245,439     750,623,519    13.81%     15.42%     1.25%
            2005                 0.550%   2.250%    15.07     19.35    46,170,962     713,874,820    13.41%     15.01%     1.18%
            2004                 0.550%   1.950%    13.20     17.01    45,075,221     608,606,027    20.39%     22.09%     1.21%
            2003                 0.550%   1.950%    10.89     12.17    45,453,656     504,886,962    31.67%     33.26%     1.31%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2007                 1.002%   1.002%    16.32     16.32       762,393      12,443,100     2.52%      2.52%     0.85%
            2006                 1.002%   1.002%    15.92     15.92       525,756       8,370,288    14.61%     14.61%     1.32%
            2005                 1.002%   1.002%    13.89     13.89       235,840       3,276,125    14.21%     14.21%     1.61%
            2004  8/10/04        1.002%   1.002%    12.16     12.16        19,256         234,218    20.21%     20.21%     1.04%

LINCOLN VIPT FI EQUITY-INCOME
            2007                 0.550%   2.250%     3.44     17.33   166,743,738     595,030,053     2.03%      3.78%     1.13%
            2006                 0.550%   2.250%     3.34     16.91   201,058,618     693,609,325     8.79%     10.66%     1.27%
            2005                 0.550%   2.250%     3.04     15.55   231,555,936     724,260,514     2.63%      3.92%     1.11%
            2004                 0.550%   1.802%     2.95     15.12   261,275,914     789,375,489     7.81%      9.16%     1.08%
            2003                 0.550%   1.802%     2.72     11.06   278,421,234     773,183,911    30.05%     31.62%     1.00%

LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2007                 1.002%   1.002%    13.22     13.22       387,930       5,129,144     3.06%      3.06%     1.08%
            2006                 1.002%   1.002%    12.83     12.83       280,478       3,598,499     9.89%      9.89%     1.27%
            2005                 1.002%   1.002%    11.68     11.68       141,395       1,650,866     3.19%      3.19%     1.42%
            2004  8/12/04        1.002%   1.002%    11.31     11.31        21,361         241,686    14.24%     14.24%     1.06%

LINCOLN VIPT GROWTH
            2006  1/6/06         1.000%   1.000%    11.43     11.43         5,932          67,803     1.20%      1.20%     0.00%

LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006  2/17/06        1.000%   1.300%    12.43     12.49         1,142          14,256    -6.32%      0.21%     0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2007                 0.550%   2.152%     2.90     17.81   155,446,162     465,106,010    18.27%     19.76%     0.26%
            2006                 0.550%   1.802%     2.44     15.06   180,963,891     453,859,825     7.71%      9.07%     0.18%
            2005                 0.550%   1.802%     2.25     10.15   220,781,056     509,945,470     2.39%      3.63%     0.24%
            2004                 0.550%   1.750%     2.19      9.84   276,781,390     619,685,017     3.46%      4.70%     0.00%
            2003                 0.550%   1.750%     2.11      9.44   348,997,306     749,615,972    30.16%     31.74%     0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2007                 1.002%   1.002%    14.33     14.33        46,601         667,920    18.92%     18.92%     0.07%
            2006                 1.002%   1.002%    12.05     12.05        29,640         357,065     8.31%      8.31%     0.00%
            2005                 1.002%   1.002%    11.12     11.12        14,456         160,781     2.91%      2.91%     0.08%
            2004  8/24/04        1.002%   1.002%    10.81     10.81         1,134          12,261     9.84%      9.84%     0.00%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2007  7/16/07        1.000%   1.800%    11.14     11.19        17,080         191,087    -4.64%      6.43%     0.91%

LINCOLN VIPT MFS VALUE SERVICE CLASS
            2007  7/2/07         1.000%   1.300%     9.73      9.75         8,378          81,574    -3.69%     -1.97%     1.16%

LINCOLN VIPT MID-CAP GROWTH SERVICE CLASS
            2007  6/21/07        1.000%   1.800%    10.94     10.99        37,833         415,378     0.23%      6.80%     0.00%

LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2007  6/19/07        1.000%   1.000%     8.67      8.67        17,354         150,455   -13.30%    -13.30%     0.24%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                 0.550%   2.152%   $ 4.13    $26.85   133,697,714  $578,376,029     9.12%     10.88%      1.94%
            2006                 0.550%   2.150%     3.76     24.52   146,388,581   571,192,785    27.69%     29.29%      3.07%
            2005                 0.550%   1.802%     2.93     19.30   139,539,198   421,644,263    10.54%     11.93%      2.12%
            2004                 0.550%   1.800%     2.63     17.43   140,903,346   381,072,870    18.84%     20.27%      1.07%
            2003                 0.550%   1.750%     2.21     12.38   146,246,605   329,712,423    39.16%     40.85%      2.04%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2007                 1.002%   1.002%    19.22     19.22       540,433    10,389,706    10.10%     10.10%      2.15%
            2006                 1.002%   1.002%    17.46     17.46       309,980     5,412,706    28.39%     28.39%      3.30%
            2005                 1.002%   1.002%    13.60     13.60       129,885     1,766,446    11.14%     11.14%      3.12%
            2004  8/13/04        1.002%   1.002%    12.24     12.24         7,038        86,121    19.24%     19.24%      0.79%

LINCOLN VIPT MONEY MARKET
            2007                 0.550%   2.150%     3.00     10.97    37,320,400   118,142,507     2.73%      4.39%      4.84%
            2006                 0.550%   2.150%     2.89     10.55    30,112,148    90,045,597     2.86%      4.11%      4.60%
            2005                 0.550%   1.750%     2.80     10.18    27,751,932    80,178,721     1.01%      2.23%      2.75%
            2004                 0.550%   1.750%     2.76     10.00    29,097,949    82,469,737    -0.87%      0.33%      0.85%
            2003                 0.550%   1.750%     2.77     10.02    38,877,811   110,621,661    -1.07%      0.13%      0.70%

LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2007                 1.002%   1.002%    10.87     10.87       233,298     2,535,357     3.66%      3.66%      4.57%
            2006                 1.002%   1.002%    10.48     10.48       104,041     1,090,741     3.38%      3.38%      4.43%
            2005                 1.002%   1.002%    10.14     10.14        34,673       351,628     1.51%      1.51%      2.81%
            2004  8/26/04        1.002%   1.002%     9.99      9.99         4,004        40,003     0.04%      0.04%      0.43%

LINCOLN VIPT S&P 500 INDEX
            2007  4/27/07        1.000%   1.802%     9.62     11.59       299,179     2,957,466    -3.33%     -0.09%      1.82%

LINCOLN VIPT S&P 500 INDEX SERVICE CLASS
            2007  5/25/07        1.002%   1.002%     9.65      9.65         4,312        41,619    -2.89%     -2.89%      0.97%

LINCOLN VIPT SMALL-CAP INDEX
            2007  5/18/07        1.002%   1.302%     9.18      9.20       299,062     2,749,900    -8.05%     -7.65%      0.88%

LINCOLN VIPT SMALL-CAP INDEX SERVICE CLASS
            2007  5/25/07        1.000%   1.800%     9.14      9.18        22,921       210,371    -7.78%     -2.92%      0.79%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2007  7/17/07        1.000%   1.300%     9.94      9.96         1,210        12,043    -3.55%      1.14%      0.15%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                 1.000%   1.802%     1.84     13.91   102,662,658   195,141,740    11.62%     12.46%      0.00%
            2006                 1.000%   1.750%     1.64     12.37   116,454,482   196,624,821     7.38%      8.19%      0.00%
            2005                 1.000%   1.802%     1.52     16.26   134,590,994   210,224,297     7.85%      8.72%      0.00%
            2004                 1.000%   1.802%     1.40     10.52   154,257,663   221,543,618    12.19%     12.53%      0.00%
            2003                 1.000%   1.750%     1.25      9.35   175,692,646   224,178,391    30.91%     31.30%      0.00%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2007                 1.002%   1.002%    14.62     14.62       118,553     1,732,713    12.17%     12.17%      0.00%
            2006                 1.002%   1.002%    13.03     13.03        75,019       977,470     7.91%      7.91%      0.00%
            2005                 1.002%   1.002%    12.07     12.07        28,763       347,283     8.45%      8.45%      0.00%
            2004  8/20/04        1.002%   1.002%    11.13     11.13         2,616        29,127    15.97%     15.97%      0.00%

LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2007  7/20/07        1.000%   1.300%     9.81      9.83        17,577       172,762    -3.62%      1.78%      3.02%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                 1.000%   1.802%     4.11     16.85    53,644,322   229,050,374     4.47%      5.32%      1.66%
            2006                 1.000%   1.802%     3.92     16.12    59,876,504   242,081,548    12.47%     13.37%      1.29%
            2005                 1.000%   1.800%     3.47     12.44    66,720,691   237,516,072     4.95%      5.74%      1.23%
            2004                 1.000%   1.750%     3.29     11.77    74,103,795   249,280,928    11.57%     12.41%      1.68%
            2003                 1.000%   1.750%     2.93     10.47    83,253,960   249,096,517    18.31%     19.20%      3.12%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2007                 1.002%   1.002%    14.32     14.32       108,312     1,551,558     5.05%      5.05%      1.57%
            2006                 1.002%   1.002%    13.64     13.64        71,487       974,767    13.09%     13.09%      1.37%
            2005                 1.002%   1.002%    12.06     12.06        37,459       451,669     5.47%      5.47%      1.31%
            2004  8/16/04        1.002%   1.002%    11.43     11.43         8,148        93,154    13.13%     13.13%      0.59%

LINCOLN VIPT VALUE OPPORTUNITIES SERVICE CLASS
            2007  6/15/07        1.000%   1.300%     9.38      9.39        11,590       108,815    -6.96%     -1.96%      1.29%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE 2010 PROFILE
            2007  6/5/07         1.002%   1.002%   $10.49    $10.49     115,386    $ 1,210,709     4.95%      4.95%      0.76%

LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2007  9/6/07         1.002%   1.002%    10.48     10.48         713          7,474     4.13%      4.13%      0.10%

LINCOLN VIPT WILSHIRE 2020 PROFILE
            2007  6/5/07         1.002%   1.002%    10.34     10.34     137,176      1,418,015     3.36%      3.36%      0.54%

LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2007  7/2/07         1.002%   1.002%    10.32     10.32      16,217        167,384     3.29%      3.29%      0.56%

LINCOLN VIPT WILSHIRE 2030 PROFILE
            2007  6/5/07         1.002%   1.002%    10.44     10.44      57,763        603,292     3.97%      3.97%      0.65%

LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2007  6/15/07        1.002%   1.002%    10.43     10.43       8,417         87,774     2.45%      2.45%      0.46%

LINCOLN VIPT WILSHIRE 2040 PROFILE
            2007  6/5/07         1.002%   1.002%    10.27     10.27      23,053        236,734     1.96%      1.96%      1.52%

LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2007  6/12/07        1.002%   1.002%    10.25     10.25      17,260        176,967     4.60%      4.60%      0.95%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
            2007                 1.002%   1.302%    13.77     13.87   1,067,396     14,806,921     9.58%      9.91%      0.96%
            2006                 1.002%   1.302%    12.56     12.62     770,489      9,724,799    15.04%     15.38%      1.07%
            2005  6/6/05         1.002%   1.302%    10.92     10.94     346,642      3,791,790     6.55%      9.39%      0.00%

LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2007                 1.000%   1.750%    13.78     13.78     378,438      5,213,611     9.64%      9.64%      0.74%
            2006                 1.000%   1.002%    12.57     12.57     187,875      2,361,697    15.10%     15.10%      0.65%
            2005  6/23/05        1.000%   1.002%    10.92     10.92      56,713        619,413     3.97%      8.86%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
            2007                 1.002%   2.152%    11.66     11.90   1,631,470     19,414,870     5.85%      6.70%      2.43%
            2006                 1.002%   1.802%    11.15     11.15     592,902      6,612,403     8.25%      8.25%      2.07%
            2005  6/13/05        1.002%   1.002%    10.30     10.30     171,956      1,771,846     3.10%      3.10%      0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2007                 1.000%   1.800%    11.60     11.83     320,063      3,776,768     5.64%      6.44%      2.25%
            2006                 1.000%   1.750%    11.06     11.11     111,196      1,232,274     7.66%      7.98%      1.57%
            2005  6/9/05         1.002%   1.300%    10.27     10.29      27,370        281,345     1.67%      2.76%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE
            2007                 1.002%   1.802%    12.37     12.63   3,072,537     38,775,052     7.32%      8.18%      1.58%
            2006                 1.002%   1.802%    11.62     11.67   1,853,090     21,617,478    10.59%     10.92%      1.33%
            2005  6/9/05         1.002%   1.302%    10.51     10.52     582,841      6,133,817     4.44%      5.19%      0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2007                 1.000%   2.600%    12.04     12.55   1,252,589     15,634,470     6.20%      7.91%      1.42%
            2006                 1.000%   2.600%    11.49     11.63     641,904      7,419,165     9.83%     10.66%      0.96%
            2005  6/27/05        1.000%   1.750%    10.46     10.51     133,526      1,401,947     0.20%      5.09%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2007                 1.002%   2.152%    13.04     13.15   2,673,296     35,140,923     8.39%      8.72%      1.79%
            2006                 1.002%   1.302%    12.03     12.09   1,789,528     21,639,637    12.66%     13.00%      1.37%
            2005  6/10/05        1.002%   1.302%    10.68     10.70     703,179      7,524,519     5.35%      7.12%      0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2007                 1.000%   2.600%    12.54     13.06   1,301,129     16,944,197     6.73%      8.45%      1.62%
            2006                 1.000%   2.600%    11.90     12.04     634,832      7,619,433    11.88%     12.72%      1.09%
            2005  6/9/05         1.000%   1.750%    10.64     10.69      87,007        928,880     4.23%      6.75%      0.00%

MFS VIT CORE EQUITY
            2007                 1.000%   1.000%    12.32     12.32       2,823         34,797    10.04%     10.04%      0.28%
            2006                 1.000%   1.000%    11.20     11.20       4,574         51,224    12.67%     12.67%      0.46%
            2005                 1.000%   1.750%     9.65      9.94       5,178         51,306    -0.08%      0.67%      0.74%
            2004                 1.000%   1.750%     9.66      9.87       6,205         61,150    10.63%     11.35%      0.49%
            2003                 1.000%   1.750%     8.87      8.87      11,713        103,425    26.09%     26.09%      0.19%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN
            2007                 1.000%   1.950%   $13.23    $14.76       163,877  $  2,277,093     2.20%      3.18%      2.14%
            2006                 1.000%   1.950%    12.95     13.59       136,026     1,834,530     9.73%     10.78%      2.25%
            2005                 1.000%   1.950%    11.80     12.27       122,330     1,489,590     0.83%      1.80%      1.98%
            2004                 1.000%   1.950%    11.70     12.05        99,430     1,190,332     9.17%     10.21%      1.55%
            2003                 1.000%   1.950%    10.76     10.93        77,802       847,486    14.31%     15.17%      1.38%

MFS VIT UTILITIES
            2007                 1.000%   2.600%     1.95     36.10   161,490,436   328,186,127    25.05%     26.62%      0.86%
            2006                 1.000%   2.250%     1.54     28.74   119,417,464   190,728,952    28.34%     29.96%      1.84%
            2005                 1.000%   2.250%     1.19     22.29   112,816,391   138,149,222    14.58%     15.68%      0.52%
            2004                 1.000%   1.950%     1.03     13.05    60,302,222    63,545,430    27.69%     28.90%      1.22%
            2003                 1.000%   1.950%     0.80     10.12    30,669,050    24,998,212    33.27%     34.54%      1.37%

MFS VIT UTILITIES SERVICE CLASS
            2007                 1.002%   1.002%    24.03     24.03       530,472    12,748,498    26.29%     26.29%      0.67%
            2006                 1.002%   1.002%    19.03     19.03       274,439     5,222,621    29.66%     29.66%      1.51%
            2005                 1.002%   1.002%    14.68     14.68       124,967     1,834,198    15.41%     15.41%      0.28%
            2004  8/13/04        1.002%   1.002%    12.72     12.72        21,118       268,574    22.22%     22.22%      0.00%

NB AMT MID-CAP GROWTH
            2007                 0.550%   2.600%     1.55     21.64   116,972,224   192,787,598    20.16%     21.86%      0.00%
            2006                 0.550%   1.950%     1.28     17.98    98,051,155   131,399,543    12.48%     14.07%      0.00%
            2005                 0.550%   1.950%     1.13     15.96   102,173,309   119,240,671    11.55%     13.12%      0.00%
            2004                 0.550%   1.950%     1.01     14.29   109,676,815   112,769,653    14.06%     15.67%      0.00%
            2003                 0.550%   1.950%     0.88      9.03   116,749,476   103,842,991    25.60%     27.37%      0.00%

NB AMT PARTNERS
            2007                 0.550%   0.550%     1.73      1.73        18,235        31,614     8.74%      8.74%      0.63%
            2006                 0.550%   0.550%     1.59      1.59        18,560        29,593    11.62%     11.62%      0.00%
            2005                 0.550%   1.302%     1.32      1.43    34,235,855    45,912,915    16.52%     17.40%      1.08%
            2004                 0.550%   1.302%     1.13      1.22    21,731,443    24,936,907    17.44%     18.32%      0.01%
            2003                 0.550%   1.302%     0.96      1.03    23,872,215    23,256,555    33.34%     34.35%      0.00%

NB AMT REGENCY
            2007                 1.000%   2.600%    17.87     20.40        44,933       847,209     1.00%      2.27%      0.43%
            2006                 1.000%   2.250%    17.64     19.73        46,483       858,531     8.69%     10.06%      0.43%
            2005                 1.000%   2.250%    16.18     16.82        52,006       871,991     9.84%     10.89%      0.09%
            2004                 1.000%   1.950%    14.73     15.17        43,095       651,422    20.00%     21.14%      0.03%
            2003                 1.000%   1.950%    12.33     12.52        24,317       303,434    33.49%     34.50%      0.00%

PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                 1.000%   1.300%    10.78     10.97        13,265       145,244    -1.89%     -1.59%      0.81%
            2006                 1.000%   1.300%    10.98     11.15        14,602       162,518     1.47%      1.77%      0.69%
            2005                 1.000%   1.750%     1.02     10.95    15,649,904    16,396,346    11.23%     12.07%      0.05%
            2004                 1.000%   1.750%     0.92      9.77    13,566,356    12,686,886     5.27%      6.06%      0.18%
            2003                 1.000%   1.750%     0.87      9.21    13,891,906    12,281,975    16.86%     17.21%      0.45%

WFVT ADVANTAGE EQUITY INCOME
            2007                 1.000%   1.800%    13.06     13.62        11,255       155,598     1.01%      1.77%      1.54%
            2006                 1.000%   1.750%    12.93     13.38        14,867       196,361    16.49%     17.37%      1.60%
            2005                 1.000%   1.750%    11.10     11.40        14,449       161,967     3.55%      4.33%      1.52%
            2004                 1.000%   1.750%    10.85     10.85         9,905       106,836     9.64%      9.64%      2.47%
            2003  3/3/03         1.300%   1.300%     9.89      9.89           422         4,178    33.00%     33.00%      0.78%

WFVT ADVANTAGE LARGE COMPANY GROWTH
            2007                 1.000%   1.750%    10.87     11.34         6,774        74,860     5.75%      6.54%      0.00%
            2006                 1.000%   1.750%    10.28     10.64         5,641        58,522     0.57%      1.33%      0.00%
            2005                 1.000%   1.750%    10.22     10.50         6,116        62,909     3.87%      4.65%      0.16%
            2004                 1.000%   1.750%     9.84     10.04         4,754        47,033     1.47%      2.23%      0.00%
            2003  4/7/03         1.000%   1.750%     9.70      9.82         4,207        40,985     9.38%     23.28%      0.00%

WFVT ADVANTAGE SMALL CAP GROWTH
            2007                 1.000%   1.800%    15.35     16.01        26,624       427,172    11.84%     12.68%      0.00%
            2006                 1.000%   1.750%    13.73     14.21        20,693       291,976    20.62%     21.53%      0.00%
            2005                 1.000%   1.750%    11.38     11.69        16,522       191,876     4.40%      5.19%      0.00%
            2004                 1.000%   1.750%    10.90     11.12        12,413       137,264    11.80%     12.64%      0.00%
            2003                 1.000%   1.750%     9.87      9.87         4,887        47,933    40.85%     40.85%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                                      AGGREGATE      AGGREGATE
                                                                       COST OF       PROCEEDS
                                                                      PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                 $     1,305   $     42,828
AIM V.I. International Growth                                             23,742         88,321
ABVPSF Global Technology Class B                                      16,912,096      7,474,847
ABVPSF Growth and Income Class B                                       6,233,925     10,407,504
ABVPSF International Value Class B                                       640,887        577,222
ABVPSF Small/Mid Cap Value Class A                                       773,036        465,359
American Century VP Inflation Protection Class 2                       1,174,076        637,437
American Century VP International                                         13,732         14,315
American Funds Global Growth Class 2                                  38,289,272      3,807,529
American Funds Growth Class 2                                         89,944,956     64,025,821
American Funds Growth-Income Class 2                                  57,312,011      7,515,242
American Funds International Class 2                                  76,690,254     19,282,131
Delaware VIPT Capital Reserves Service Class                              60,521         33,839
Delaware VIPT Diversified Income                                      41,275,220      2,209,913
Delaware VIPT Diversified Income Service Class                        11,631,269      1,711,975
Delaware VIPT Emerging Markets Service Class                           1,894,563        557,216
Delaware VIPT Global Bond                                                  3,325         32,546
Delaware VIPT High Yield                                              11,448,052      5,944,963
Delaware VIPT High Yield Service Class                                 1,391,421        150,295
Delaware VIPT REIT                                                    89,715,299    135,674,029
Delaware VIPT REIT Service Class                                       4,946,507        890,712
Delaware VIPT Small Cap Value Service Class                           36,234,103     67,266,526
Delaware VIPT Trend                                                    3,686,196     54,247,524
Delaware VIPT Trend Service Class                                      1,214,250        135,971
Delaware VIPT U.S. Growth Service Class                                  202,204        184,162
Delaware VIPT Value                                                   22,754,774     29,147,475
Delaware VIPT Value Service Class                                      3,803,994        378,454

                                                                      AGGREGATE      AGGREGATE
                                                                       COST OF       PROCEEDS
                                                                      PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index                                             $ 7,716,705   $ 37,023,593
DWS VIP Equity 500 Index Service Class                                 1,883,417        248,202
DWS VIP Small Cap Index                                                7,750,890     14,738,707
DWS VIP Small Cap Index Service Class                                  1,163,130        173,014
Fidelity VIP Contrafund Service Class                                 96,718,558     17,362,423
Fidelity VIP Contrafund Service Class 2                               12,288,090        486,358
Fidelity VIP Growth Service Class                                     34,053,210     10,186,006
Fidelity VIP Growth Service Class 2                                    1,113,044        193,868
Fidelity VIP Mid Cap Service Class 2                                   1,034,405        367,324
FTVIPT Franklin Income Securities Class 2                              1,811,028        397,167
FTVIPT Mutual Shares Securities Class 2                                1,327,717        284,956
FTVIPT Templeton Global Income Securities Class 2                      1,235,024        196,775
Janus Aspen Series Worldwide Growth                                      112,215        110,316
Lincoln VIPT Baron Growth Opportunities Service Class                 28,265,053     22,964,515
Lincoln VIPT Capital Growth Service Class                                 22,936             65
Lincoln VIPT Cohen & Steers Global Real Estate                         3,624,574        129,253
Lincoln VIPT Cohen & Steers Global Real Estate Service Class             898,287        199,741
Lincoln VIPT Core                                                             --          7,791
Lincoln VIPT Delaware Bond                                            35,806,841     26,887,495
Lincoln VIPT Delaware Bond Service Class                               4,283,732        449,348
Lincoln VIPT Delaware Growth and Income                               21,701,767    282,603,273
Lincoln VIPT Delaware Growth and Income Service Class                    885,600        144,400
Lincoln VIPT Delaware Managed                                         22,723,030     73,442,655
Lincoln VIPT Delaware Managed Service Class                            1,153,551        211,303
Lincoln VIPT Delaware Social Awareness                                 7,678,246    156,322,254
Lincoln VIPT Delaware Social Awareness Service Class                   2,142,838         90,660
Lincoln VIPT Delaware Special Opportunities                           62,112,766    114,861,779
Lincoln VIPT Delaware Special Opportunities Service Class              5,280,259        461,559
Lincoln VIPT FI Equity-Income                                         67,618,877    129,255,788
Lincoln VIPT FI Equity-Income Service Class                            2,171,433        302,657
Lincoln VIPT Growth                                                       84,489        157,524
Lincoln VIPT Growth Opportunities Service Class                               --         14,820
Lincoln VIPT Janus Capital Appreciation                                1,837,704     74,109,578
Lincoln VIPT Janus Capital Appreciation Service Class                    293,407         75,846
Lincoln VIPT Marsico International Growth Service Class                  193,563            997
Lincoln VIPT MFS Value Service Class                                      87,922          4,582
Lincoln VIPT Mid-Cap Growth Service Class                                403,580          3,277
Lincoln VIPT Mid-Cap Value Service Class                                 172,374          7,164
Lincoln VIPT Mondrian International Value                             42,566,080     71,856,398
Lincoln VIPT Mondrian International Value Service Class                5,063,917        474,027
Lincoln VIPT Money Market                                             70,082,648     41,090,983
Lincoln VIPT Money Market Service Class                                2,642,130      1,205,500
Lincoln VIPT S&P 500 Index                                             3,641,646        622,005
Lincoln VIPT S&P 500 Index Service Class                                 117,867         75,305
Lincoln VIPT Small-Cap Index                                           3,397,869        447,821
Lincoln VIPT Small-Cap Index Service Class                               244,304         27,207
Lincoln VIPT T. Rowe Price Growth Stock Service Class                     12,155             81
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   1,415,257     28,416,928
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       762,915        144,878
Lincoln VIPT Templeton Growth Service Class                              207,494         27,694
Lincoln VIPT UBS Global Asset Allocation                              17,106,812     30,159,934
Lincoln VIPT UBS Global Asset Allocation Service Class                   712,962        126,828
Lincoln VIPT Value Opportunities Service Class                           127,803         10,728
Lincoln VIPT Wilshire 2010 Profile                                     1,384,555        162,867
Lincoln VIPT Wilshire 2010 Profile Service Class                           6,802             40
Lincoln VIPT Wilshire 2020 Profile                                     1,562,753        167,781
Lincoln VIPT Wilshire 2020 Profile Service Class                         164,762             33
Lincoln VIPT Wilshire 2030 Profile                                       645,283         46,563
Lincoln VIPT Wilshire 2030 Profile Service Class                          92,241          6,933
Lincoln VIPT Wilshire 2040 Profile                                       244,589          8,430
Lincoln VIPT Wilshire 2040 Profile Service Class                         175,969            894

                                                                       AGGREGATE     AGGREGATE
                                                                        COST OF       PROCEEDS
                                                                       PURCHASES     FROM SALES
-----------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Aggressive Profile                             $  6,810,272   $ 3,106,347
Lincoln VIPT Wilshire Aggressive Profile Service Class                  3,853,341     1,302,193
Lincoln VIPT Wilshire Conservative Profile                             15,930,968     3,780,932
Lincoln VIPT Wilshire Conservative Profile Service Class                3,057,073       618,062
Lincoln VIPT Wilshire Moderate Profile                                 18,448,111     3,104,443
Lincoln VIPT Wilshire Moderate Profile Service Class                    8,774,259     1,289,464
Lincoln VIPT Wilshire Moderately Aggressive Profile                    15,474,251     3,651,883
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class       9,364,704       714,902
MFS VIT Core Equity                                                        58,679        79,486
MFS VIT Total Return                                                      816,658       359,167
MFS VIT Utilities                                                     121,444,218    26,228,354
MFS VIT Utilities Service Class                                         6,669,062       596,537
NB AMT Mid-Cap Growth                                                  45,313,969    13,879,559
NB AMT Partners                                                             3,686         1,145
NB AMT Regency                                                            308,300       308,531
Putnam VT Health Sciences Class IB                                          1,270        16,881
WFVT Advantage Equity Income                                              100,937       130,677
WFVT Advantage Large Company Growth                                        95,243        84,550
WFVT Advantage Small Cap Growth                                           304,011       148,082

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                                                    NET
                                                                       SHARES      ASSET    FAIR VALUE
                                                                        OWNED      VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                      4,930   $29.11   $    143,516    $    123,864
AIM V.I. International Growth                                            22,852    33.63        768,499         450,488
ABVPSF Global Technology Class B                                      2,347,555    20.31     47,678,835      38,832,642
ABVPSF Growth and Income Class B                                      2,041,713    26.55     54,207,473      48,215,196
ABVPSF International Value Class B                                       34,993    24.88        870,637         844,691
ABVPSF Small/Mid Cap Value Class A                                       39,625    17.11        677,988         703,157
American Century VP Inflation Protection Class 2                        195,013    10.55      2,057,390       2,000,920
American Century VP International                                         2,296    11.86         27,236          18,199
American Funds Global Growth Class 2                                  4,025,251    25.00    100,631,285      84,910,863
American Funds Growth Class 2                                        13,027,178    66.72    869,173,300     708,316,543
American Funds Growth-Income Class 2                                  4,997,336    42.26    211,187,409     191,940,734
American Funds International Class 2                                 16,518,883    24.72    408,346,795     277,607,349
Delaware VIPT Capital Reserves Service Class                             13,366     9.61        128,447         128,566
Delaware VIPT Diversified Income                                     12,253,187    10.22    125,227,571     116,315,534
Delaware VIPT Diversified Income Service Class                        1,854,612    10.18     18,879,945      17,951,181
Delaware VIPT Emerging Markets Service Class                            116,199    27.75      3,224,530       2,593,311
Delaware VIPT High Yield                                              3,454,201     5.95     20,552,493      20,728,578
Delaware VIPT High Yield Service Class                                  329,945     5.94      1,959,875       1,979,551
Delaware VIPT REIT                                                   11,085,812    15.83    175,488,398     180,860,664
Delaware VIPT REIT Service Class                                        531,447    15.79      8,391,542      10,333,406
Delaware VIPT Small Cap Value Service Class                           9,121,238    28.57    260,593,758     228,286,216
Delaware VIPT Trend                                                   7,162,805    38.50    275,768,009     204,361,937
Delaware VIPT Trend Service Class                                       109,155    37.88      4,134,774       3,615,546
Delaware VIPT U.S. Growth Service Class                                   3,720     8.90         33,107          30,199
Delaware VIPT Value                                                   9,196,590    21.44    197,174,899     164,011,271
Delaware VIPT Value Service Class                                       329,002    21.39      7,037,355       7,018,038
DWS VIP Equity 500 Index                                             16,648,234    15.53    258,547,079     213,240,572
DWS VIP Equity 500 Index Service Class                                  274,162    15.52      4,254,989       3,895,724
DWS VIP Small Cap Index                                               4,034,549    14.71     59,348,210      51,910,316
DWS VIP Small Cap Index Service Class                                   171,192    14.70      2,516,524       2,589,513
Fidelity VIP Contrafund Service Class                                10,959,658    27.80    304,678,504     292,127,601
Fidelity VIP Contrafund Service Class 2                                 724,057    27.46     19,882,608      22,156,782
Fidelity VIP Growth Service Class                                     2,477,089    44.99    111,444,235     112,181,734
Fidelity VIP Growth Service Class 2                                      48,126    44.65      2,148,825       1,801,920

                                                                                    NET
                                                                       SHARES      ASSET      FAIR VALUE
                                                                        OWNED      VALUE       OF SHARES     COST OF SHARES
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Service Class 2                                     47,286   $35.63   $     1,684,791   $    1,610,748
FTVIPT Franklin Income Securities Class 2                               103,352    17.31         1,789,017        1,806,755
FTVIPT Mutual Shares Securities Class 2                                  59,815    20.19         1,207,671        1,231,490
FTVIPT Templeton Global Income Securities Class 2                        80,591    16.72         1,347,487        1,287,425
Janus Aspen Series Worldwide Growth                                      20,678    35.33           730,553          616,075
Lincoln VIPT Baron Growth Opportunities Service Class                 5,872,012    29.94       175,831,516      134,401,502
Lincoln VIPT Capital Growth Service Class                                   888    27.49            24,409           22,875
Lincoln VIPT Cohen & Steers Global Real Estate                          393,827     8.05         3,170,701        3,499,156
Lincoln VIPT Cohen & Steers Global Real Estate Service Class             78,916     8.05           635,193          690,887
Lincoln VIPT Delaware Bond                                           29,170,093    12.68       369,818,438      362,883,864
Lincoln VIPT Delaware Bond Service Class                                814,127    12.68        10,319,878       10,395,532
Lincoln VIPT Delaware Growth and Income                              47,520,184    36.86     1,751,451,420    1,437,850,272
Lincoln VIPT Delaware Growth and Income Service Class                    77,410    36.80         2,848,985        2,572,039
Lincoln VIPT Delaware Managed                                        26,997,055    16.91       456,520,206      401,298,907
Lincoln VIPT Delaware Managed Service Class                             175,554    16.90         2,966,688        2,881,828
Lincoln VIPT Delaware Social Awareness                               23,925,285    36.65       876,957,404      704,374,339
Lincoln VIPT Delaware Social Awareness Service Class                    156,560    36.59         5,729,000        5,341,677
Lincoln VIPT Delaware Special Opportunities                          15,929,443    42.05       669,849,023      465,219,426
Lincoln VIPT Delaware Special Opportunities Service Class               296,202    42.00        12,439,018       12,416,707
Lincoln VIPT FI Equity-Income                                        35,058,654    16.97       594,945,366      559,527,192
Lincoln VIPT FI Equity-Income Service Class                             301,837    16.95         5,115,529        5,369,012
Lincoln VIPT Janus Capital Appreciation                              19,242,331    24.17       465,087,132      398,211,033
Lincoln VIPT Janus Capital Appreciation Service Class                    27,648    24.04           664,571          553,373
Lincoln VIPT Marsico International Growth Service Class                  10,578    18.07           191,103          192,572
Lincoln VIPT MFS Value Service Class                                      3,088    26.42            81,582           83,382
Lincoln VIPT Mid-Cap Growth Service Class                                29,458    14.10           415,418          400,357
Lincoln VIPT Mid-Cap Value Service Class                                 10,267    14.66           150,467          164,268
Lincoln VIPT Mondrian International Value                            23,943,012    24.16       578,535,005      324,828,303
Lincoln VIPT Mondrian International Value Service Class                 428,744    24.13        10,347,314        9,165,637
Lincoln VIPT Money Market                                            11,809,032    10.00       118,090,316      118,090,316
Lincoln VIPT Money Market Service Class                                 252,713    10.00         2,527,133        2,527,133
Lincoln VIPT S&P 500 Index                                              286,700    10.32         2,958,166        3,012,276
Lincoln VIPT S&P 500 Index Service Class                                  4,010    10.31            41,354           42,226
Lincoln VIPT Small-Cap Index                                            144,589    19.10         2,761,077        2,930,235
Lincoln VIPT Small-Cap Index Service Class                               11,012    19.09           210,215          215,653
Lincoln VIPT T. Rowe Price Growth Stock Service Class                       658    18.31            12,044           12,075
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 14,523,937    13.44       195,129,096      202,075,591
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      131,436    13.28         1,745,603        1,525,975
Lincoln VIPT Templeton Growth Service Class                               5,200    33.22           172,777          179,312
Lincoln VIPT UBS Global Asset Allocation                             14,700,302    15.59       229,163,002      192,980,901
Lincoln VIPT UBS Global Asset Allocation Service Class                   99,360    15.57         1,547,328        1,496,776
Lincoln VIPT Value Opportunities Service Class                            7,425    14.66           108,825          116,309
Lincoln VIPT Wilshire 2010 Profile                                      116,695    10.61         1,238,486        1,224,284
Lincoln VIPT Wilshire 2010 Profile Service Class                            645    10.61             6,843            6,763
Lincoln VIPT Wilshire 2020 Profile                                      135,769    10.49         1,424,755        1,397,606
Lincoln VIPT Wilshire 2020 Profile Service Class                         15,828    10.49           166,031          164,721
Lincoln VIPT Wilshire 2030 Profile                                       56,592    10.66           603,330          598,039
Lincoln VIPT Wilshire 2030 Profile Service Class                          8,094    10.66            86,263           85,499
Lincoln VIPT Wilshire 2040 Profile                                       22,534    10.50           236,557          236,234
Lincoln VIPT Wilshire 2040 Profile Service Class                         16,726    10.50           175,541          175,048
Lincoln VIPT Wilshire Aggressive Profile                              1,037,387    14.28        14,814,922       13,166,061
Lincoln VIPT Wilshire Aggressive Profile Service Class                  362,542    14.27         5,173,842        4,808,936
Lincoln VIPT Wilshire Conservative Profile                            1,607,042    12.01        19,294,151       18,587,001
Lincoln VIPT Wilshire Conservative Profile Service Class                313,485    12.00         3,761,815        3,634,080
Lincoln VIPT Wilshire Moderate Profile                                2,996,381    12.93        38,731,218       35,509,180
Lincoln VIPT Wilshire Moderate Profile Service Class                  1,205,101    12.92        15,568,701       14,497,261
Lincoln VIPT Wilshire Moderately Aggressive Profile                   2,623,222    13.39        35,114,446       31,766,929
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     1,260,154    13.38        16,857,078       15,707,949
MFS VIT Core Equity                                                       2,026    17.18            34,800           28,442
MFS VIT Total Return                                                    105,042    21.68         2,277,309        2,116,728
MFS VIT Utilities                                                     9,513,417    34.48       328,022,602      237,126,439

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
                                                                       OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Service Class                                        371,942   $34.11   $ 12,686,957   $ 10,482,624
NB AMT Mid-Cap Growth                                                6,765,921    28.50    192,828,745    159,295,822
NB AMT Partners                                                          1,522    20.77         31,615         31,848
NB AMT Regency                                                          52,207    16.23        847,318        758,702
Putnam VT Health Sciences Class IB                                      10,832    13.41        145,256        123,935
WFVT Advantage Equity Income                                             8,293    18.74        155,404        154,255
WFVT Advantage Large Company Growth                                      7,255    10.32         74,869         67,753
WFVT Advantage Small Cap Growth                                         44,088     9.69        427,212        410,809

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS        UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                        --        (3,694)      (3,694)
AIM V.I. International Growth                                              984        (3,884)      (2,900)
ABVPSF Global Technology Class B                                    39,322,383   (25,954,602)  13,367,781
ABVPSF Growth and Income Class B                                       737,244    (1,251,166)    (513,922)
ABVPSF International Value Class B                                      48,468       (46,656)       1,812
ABVPSF Small/Mid Cap Value Class A                                      34,689       (22,685)      12,004
American Century VP Inflation Protection Class 2                       103,890       (60,888)      43,002
American Century VP International                                        9,218        (9,282)         (64)
American Funds Global Growth Class 2                                 3,168,204    (1,356,515)   1,811,689
American Funds Growth Class 2                                       90,899,858  (127,300,031) (36,400,173)
American Funds Growth-Income Class 2                                 5,956,884    (2,920,389)   3,036,495
American Funds International Class 2                                73,037,602   (54,897,433)  18,140,169
Delaware VIPT Capital Reserves Service Class                             5,322        (3,119)       2,203
Delaware VIPT Diversified Income                                     5,155,421    (2,047,689)   3,107,732
Delaware VIPT Diversified Income Service Class                       1,056,502      (223,648)     832,854
Delaware VIPT Emerging Markets Service Class                            69,575       (24,855)      44,720
Delaware VIPT Global Bond                                             (10,306)        (7,841)     (18,147)
Delaware VIPT High Yield                                             1,503,371    (1,136,893)     366,478
Delaware VIPT High Yield Service Class                                 128,617       (27,328)     101,289
Delaware VIPT REIT                                                  19,070,103   (56,128,187) (37,058,084)
Delaware VIPT REIT Service Class                                       285,892      (157,673)     128,219
Delaware VIPT Small Cap Value Service Class                         22,821,657   (52,806,099) (29,984,442)
Delaware VIPT Trend                                                 10,496,809   (30,396,587) (19,899,778)
Delaware VIPT Trend Service Class                                      121,916       (38,880)      83,036
Delaware VIPT U.S. Growth Service Class                                 18,681       (17,153)       1,528
Delaware VIPT Value                                                 19,224,651   (25,419,602)  (6,194,951)
Delaware VIPT Value Service Class                                      298,773       (74,880)     223,893
DWS VIP Equity 500 Index                                            26,995,462   (54,144,453) (27,148,991)
DWS VIP Equity 500 Index Service Class                                 166,076       (44,667)     121,409
DWS VIP Small Cap Index                                              6,841,031   (13,199,627)  (6,358,596)
DWS VIP Small Cap Index Service Class                                   95,795       (31,353)      64,442
Fidelity VIP Contrafund Service Class                               37,348,204   (35,269,364)   2,078,840
Fidelity VIP Contrafund Service Class 2                                594,415      (136,554)     457,861
Fidelity VIP Growth Service Class                                   46,914,198   (26,128,942)  20,785,256
Fidelity VIP Growth Service Class 2                                     98,821       (30,944)      67,877
Fidelity VIP Mid Cap Service Class 2                                    66,075       (26,080)      39,995
FTVIPT Franklin Income Securities Class 2                              153,019       (33,522)     119,497
FTVIPT Mutual Shares Securities Class 2                                110,539       (24,154)      86,385
FTVIPT Templeton Global Income Securities Class 2                      105,841       (17,498)      88,343
Janus Aspen Series Worldwide Growth                                     59,479       (43,303)      16,176
Lincoln VIPT Baron Growth Opportunities Service Class               14,917,772   (22,329,471)  (7,411,699)
Lincoln VIPT Capital Growth Service Class                                2,272            --        2,272
Lincoln VIPT Cohen & Steers Global Real Estate                         430,379       (46,146)     384,233
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           102,168       (24,647)      77,521
Lincoln VIPT Core                                                           --          (663)        (663)

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond                                          10,867,055  (11,678,991)    (811,936)
Lincoln VIPT Delaware Bond Service Class                               447,714     (132,997)     314,717
Lincoln VIPT Delaware Growth and Income                              7,613,609  (26,169,099) (18,555,490)
Lincoln VIPT Delaware Growth and Income Service Class                   83,707      (29,783)      53,924
Lincoln VIPT Delaware Managed                                        3,257,872  (12,556,439)  (9,298,567)
Lincoln VIPT Delaware Managed Service Class                            102,191      (35,497)      66,694
Lincoln VIPT Delaware Social Awareness                               8,324,997  (26,955,500) (18,630,503)
Lincoln VIPT Delaware Social Awareness Service Class                   179,416      (34,946)     144,470
Lincoln VIPT Delaware Special Opportunities                          3,741,154   (9,350,859)  (5,609,705)
Lincoln VIPT Delaware Special Opportunities Service Class              346,557     (109,920)     236,637
Lincoln VIPT FI Equity-Income                                       12,408,585  (46,723,465) (34,314,880)
Lincoln VIPT FI Equity-Income Service Class                            169,221      (61,769)     107,452
Lincoln VIPT Growth                                                      3,950       (9,882)      (5,932)
Lincoln VIPT Growth Opportunities Service Class                             --       (1,142)      (1,142)
Lincoln VIPT Janus Capital Appreciation                             11,775,649  (37,293,378) (25,517,729)
Lincoln VIPT Janus Capital Appreciation Service Class                   26,570       (9,609)      16,961
Lincoln VIPT Marsico International Growth Service Class                 17,144          (64)      17,080
Lincoln VIPT MFS Value Service Class                                     8,812         (434)       8,378
Lincoln VIPT Mid-Cap Growth Service Class                               38,043         (210)      37,833
Lincoln VIPT Mid-Cap Value Service Class                                18,163         (809)      17,354
Lincoln VIPT Mondrian International Value                           24,772,084  (37,462,951) (12,690,867)
Lincoln VIPT Mondrian International Value Service Class                313,068      (82,615)     230,453
Lincoln VIPT Money Market                                           40,562,281  (33,354,029)   7,208,252
Lincoln VIPT Money Market Service Class                                285,673     (156,416)     129,257
Lincoln VIPT S&P 500 Index                                             395,898      (96,719)     299,179
Lincoln VIPT S&P 500 Index Service Class                                12,079       (7,767)       4,312
Lincoln VIPT Small-Cap Index                                           400,976     (101,914)     299,062
Lincoln VIPT Small-Cap Index Service Class                              25,944       (3,023)      22,921
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    1,213           (3)       1,210
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                11,013,700  (24,805,524) (13,791,824)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      70,636      (27,102)      43,534
Lincoln VIPT Templeton Growth Service Class                             20,573       (2,996)      17,577
Lincoln VIPT UBS Global Asset Allocation                             4,702,111  (10,934,293)  (6,232,182)
Lincoln VIPT UBS Global Asset Allocation Service Class                  53,235      (16,410)      36,825
Lincoln VIPT Value Opportunities Service Class                          12,716       (1,126)      11,590
Lincoln VIPT Wilshire 2010 Profile                                     134,881      (19,495)     115,386
Lincoln VIPT Wilshire 2010 Profile Service Class                           718           (5)         713
Lincoln VIPT Wilshire 2020 Profile                                     154,876      (17,700)     137,176
Lincoln VIPT Wilshire 2020 Profile Service Class                        16,250          (33)      16,217
Lincoln VIPT Wilshire 2030 Profile                                      65,784       (8,021)      57,763
Lincoln VIPT Wilshire 2030 Profile Service Class                         9,243         (826)       8,417
Lincoln VIPT Wilshire 2040 Profile                                      28,370       (5,317)      23,053
Lincoln VIPT Wilshire 2040 Profile Service Class                        17,433         (173)      17,260
Lincoln VIPT Wilshire Aggressive Profile                               676,309     (379,402)     296,907
Lincoln VIPT Wilshire Aggressive Profile Service Class                 321,314     (130,751)     190,563
Lincoln VIPT Wilshire Conservative Profile                           1,571,371     (532,803)   1,038,568
Lincoln VIPT Wilshire Conservative Profile Service Class               279,982      (71,115)     208,867
Lincoln VIPT Wilshire Moderate Profile                               1,777,958     (558,511)   1,219,447
Lincoln VIPT Wilshire Moderate Profile Service Class                   769,882     (159,197)     610,685
Lincoln VIPT Wilshire Moderately Aggressive Profile                  1,483,831     (600,063)     883,768
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      799,959     (133,662)     666,297
MFS VIT Core Equity                                                      4,792       (6,543)      (1,751)
MFS VIT Total Return                                                    51,813      (23,962)      27,851
MFS VIT Utilities                                                   95,019,899  (52,946,927)  42,072,972
MFS VIT Utilities Service Class                                        337,455      (81,422)     256,033
NB AMT Mid-Cap Growth                                               50,652,933  (31,731,864)  18,921,069
NB AMT Partners                                                            236         (561)        (325)
NB AMT Regency                                                          14,096      (15,646)      (1,550)
Putnam VT Health Sciences Class IB                                          --       (1,337)      (1,337)
WFVT Advantage Equity Income                                             5,815       (9,427)      (3,612)
WFVT Advantage Large Company Growth                                      8,661       (7,528)       1,133
WFVT Advantage Small Cap Growth                                         15,108       (9,177)       5,931

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                                       UNITS        UNITS      NET INCREASE
                                                                      ISSUED       REDEEMED     (DECREASE)
-----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                                     17,260          (782)       16,478
AIM V.I. International Growth                                            13,275          (821)       12,454
ABVPSF Global Technology Class B                                     18,775,122   (32,295,518)  (13,520,396)
ABVPSF Growth Class B                                                 1,658,544   (17,915,650)  (16,257,106)
ABVPSF Growth and Income Class B                                      4,921,884    (1,036,271)    3,885,613
ABVPSF International Value Class B                                       77,672        (9,325)       68,347
ABVPSF Small/Mid Cap Value Class A                                       12,287       (36,976)      (24,689)
American Century VP Inflation Protection Class 2                        141,544       (52,336)       89,208
American Century VP International                                         5,281       (87,710)      (82,429)
American Funds Global Growth Class 2                                  2,709,915      (821,552)    1,888,363
American Funds Growth Class 2                                       129,861,657  (128,415,382)    1,446,275
American Funds Growth-Income Class 2                                  5,939,434    (1,910,580)    4,028,854
American Funds International Class 2                                 93,544,936   (51,702,679)   41,842,257
Lincoln VIPT Baron Growth Opportunities                              19,185,029   (29,171,253)   (9,986,224)
Delaware VIPT Capital Reserves Service Class                              6,535          (479)        6,056
Delaware VIPT Diversified Income                                      6,230,759    (1,171,986)    5,058,773
Delaware VIPT Diversified Income Service Class                          517,349      (131,004)      386,345
Delaware VIPT Emerging Markets Service Class                             57,114       (26,865)       30,249
Delaware VIPT Global Bond                                             2,020,351   (34,297,156)  (32,276,805)
Delaware VIPT High Yield                                              1,462,611      (297,883)    1,164,728
Delaware VIPT High Yield Service Class                                   66,837        (7,651)       59,186
Delaware VIPT REIT                                                   31,965,872   (28,869,182)    3,096,690
Delaware VIPT REIT Service Class                                        246,394       (40,670)      205,724
Delaware VIPT Small Cap Value Service Class                          41,571,943   (42,775,657)   (1,203,714)
Delaware VIPT Trend                                                  19,396,495   (40,157,948)  (20,761,453)
Delaware VIPT Trend Service Class                                       135,485       (27,195)      108,290
Delaware VIPT U.S. Growth Service Class                                   1,313            --         1,313
Delaware VIPT Value                                                  25,811,328   (17,899,979)    7,911,349
Delaware VIPT Value Service Class                                       205,118       (22,711)      182,407
DWS VIP Equity 500 Index                                            154,926,203   (51,037,859)  103,888,344
DWS VIP Equity 500 Index Service Class                                  127,377       (22,322)      105,055
DWS VIP Small Cap Index                                              20,090,041   (18,553,775)    1,536,266
DWS VIP Small Cap Index Service Class                                    86,138       (17,062)       69,076
Fidelity VIP Contrafund Service Class                                51,615,210   (39,260,789)   12,354,421
Fidelity VIP Contrafund Service Class 2                                 502,204       (61,411)      440,793
Fidelity VIP Growth Service Class                                     9,579,626   (25,152,912)  (15,573,286)
Fidelity VIP Growth Service Class 2                                      50,492        (7,544)       42,948
Fidelity VIP Mid Cap Service Class 2                                     84,983       (40,476)       44,507
FTVIPT Franklin Income Securities Class 2                                58,427       (22,497)       35,930
FTVIPT Mutual Shares Securities Class 2                                  18,219          (136)       18,083
FTVIPT Templeton Global Income Securities Class 2                        16,596        (1,592)       15,004
Janus Aspen Series Worldwide Growth                                   5,306,958  (152,493,895) (147,186,937)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 11,112,302   (29,248,814)  (18,136,512)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       54,113        (7,857)       46,256
Lincoln VIPT Wilshire Aggressive Profile                                791,218      (367,371)      423,847
Lincoln VIPT Wilshire Aggressive Profile Service Class                  223,558       (92,396)      131,162
Lincoln VIPT Delaware Bond                                            8,574,823   (12,621,402)   (4,046,579)
Lincoln VIPT Delaware Bond Service Class                                384,125       (71,130)      312,995
Lincoln VIPT Janus Capital Appreciation                              11,953,491   (51,770,656)  (39,817,165)
Lincoln VIPT Janus Capital Appreciation Service Class                    19,925        (4,741)       15,184
Lincoln VIPT Wilshire Conservative Profile                              550,300      (129,354)      420,946
Lincoln VIPT Wilshire Conservative Profile Service Class                123,336       (39,510)       83,826
Lincoln VIPT Core                                                         1,056          (393)          663
Lincoln VIPT FI Equity-Income                                        17,584,907   (48,082,225)  (30,497,318)
Lincoln VIPT FI Equity-Income Service Class                             160,535       (21,452)      139,083
Lincoln VIPT UBS Global Asset Allocation                              4,627,509   (11,471,696)   (6,844,187)
Lincoln VIPT UBS Global Asset Allocation Service Class                   40,059        (6,031)       34,028
Lincoln VIPT Growth                                                      12,328        (6,396)        5,932
Lincoln VIPT Delaware Growth and Income                               7,174,871   (30,387,007)  (23,212,136)

                                                                       UNITS        UNITS    NET INCREASE
                                                                      ISSUED       REDEEMED   (DECREASE)
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                   85,781      (18,090)      67,691
Lincoln VIPT Growth Opportunities Service Class                          8,294       (7,152)       1,142
Lincoln VIPT Mondrian International Value                           34,294,419  (27,445,036)   6,849,383
Lincoln VIPT Mondrian International Value Service Class                203,921      (23,826)     180,095
Lincoln VIPT Delaware Managed                                        3,833,702  (14,148,074) (10,314,372)
Lincoln VIPT Delaware Managed Service Class                             96,160      (19,567)      76,593
Lincoln VIPT Wilshire Moderate Profile                               1,616,268     (346,019)   1,270,249
Lincoln VIPT Wilshire Moderate Profile Service Class                   977,703     (469,325)     508,378
Lincoln VIPT Wilshire Moderately Aggressive Profile                  1,367,200     (280,851)   1,086,349
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      680,231     (132,406)     547,825
Lincoln VIPT Money Market                                           27,204,432  (24,844,216)   2,360,216
Lincoln VIPT Money Market Service Class                                115,089      (45,721)      69,368
Lincoln VIPT Delaware Social Awareness                               8,989,605  (25,400,320) (16,410,715)
Lincoln VIPT Delaware Social Awareness Service Class                   174,528      (21,439)     153,089
Lincoln VIPT Delaware Special Opportunities                          5,029,766   (8,955,289)  (3,925,523)
Lincoln VIPT Delaware Special Opportunities Service Class              336,905      (46,989)     289,916
MFS VIT Core Equity                                                         --         (604)        (604)
MFS VIT Total Return                                                    38,390      (24,694)      13,696
MFS VIT Utilities                                                   55,550,664  (48,949,591)   6,601,073
MFS VIT Utilities Service Class                                        182,934      (33,462)     149,472
NB AMT Mid-Cap Growth                                               26,179,284  (30,301,438)  (4,122,154)
NB AMT Partners                                                      6,464,690  (40,681,985) (34,217,295)
NB AMT Regency                                                          13,825      (19,348)      (5,523)
Putnam VT Health Sciences Class IB                                   2,154,737  (17,790,039) (15,635,302)
WFVT Advantage Equity Income                                             5,376       (4,958)         418
WFVT Advantage Large Company Growth                                        301         (776)        (475)
WFVT Advantage Small Cap Growth                                         16,450      (12,279)       4,171

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2007

     Statement of Operations - Year ended December 31, 2007

     Statements of Changes in Net Assets - Years ended December 31, 2007 and
     2006

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2007 and 2006

     Consolidated Statements of Income - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2007, 2006, and 2005

     Consolidated Statements of Cash Flows - Years ended December 31, 2007, 2006, and 2005

     Notes to Consolidated Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1999.

(2) Not Applicable

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (b) Estate Enhancement Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (c) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (d) Bonus Credit Rider incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-36304) filed on August 8, 2001.

   (e) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) Annuity Payment Option Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (g) DCA Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (h) Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (i) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (j) Income4Life(SM) Rider for Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (k) Income4Life(SM) Rider for Non-Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (l) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (s) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (t) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (u) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (v) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (w) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (x) Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (y) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (z) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (aa) I4L-NQ-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (bb) I4L-Q-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (cc) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (dd) Variable Annuity Income Rider (I4LA-MF5-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ee) Variable Annuity Income Rider (I4LA-MF5-Q-PR 9/05) incorporated herein by reference to Post-Effectie Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ff) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (gg) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (hh) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ii) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (jj) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (kk) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ll) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (mm) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-68842) filed on December 21, 2006.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

   (oo) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

   (pp) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(5) Application (MF 5 1/08)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of January 31, 2008 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (ii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (iv) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (v) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (vi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (vii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (xi) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (xii) Wells Fargo Variable Trust Funds

       (xiii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

       (xiv) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

(10) (a) Consent of Independent Registered Public Accounting Firm

   (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-04999) filed on April 4, 2008.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Michael J. Burns****          Senior Vice President
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen****             Senior Vice President and Director
See Yeng Quek*****            Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2008 there were 430,847 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Terrence Mullen*           Chief Executive Officer, President and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Frederick J. Crawford*     Director
Dennis R. Glass*           Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Marilyn K. Ondecker***     Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19103

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 4th day of April, 2008.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) 5
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 4, 2008.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Senior Vice President, Chief Financial Officer and Director (Prin-
------------------------------
                                 cipal Financial Officer)
Frederick J. Crawford
*                                Senior Vice President
------------------------------
Michael J. Burns
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek
*                                Vice President and Director
------------------------------
Keith J. Ryan
*                                Senior Vice President and Director
------------------------------
Westley V. Thompson
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger